UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

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AKARI THERAPEUTICS, PLC

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AKARI THERAPEUTICS, PLC

401 East Jackson Street, Suite 3300

Tampa, FL 33602

June 4, 2026

2026 Annual General Meeting of Akari Therapeutics, Plc (the “Meeting” or “AGM”)

This letter, the notice of the Meeting set out in this document (the “Notice”) and associated materials for the Meeting are being sent to you because, as of June 4, 2026 (being the latest practicable date before the circulation of this document), you are registered as a holder of ordinary shares in the register of members of Akari Therapeutics, Plc (the “Company”). However, this letter, the Notice and associated materials will also be available to holders of our American Depositary Shares (“ADS”) and contain information relevant to holders of ADSs.

Our Meeting will take place at 2:30 p.m., London time, on June 30, 2026, at 75/76 Wimpole Street, London, W1G 9RT. The Notice is set out in this document, and it contains the resolutions to be proposed at the Meeting (the “Resolutions”).

For the purposes of the Meeting, a quorum will be obtained by two or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1⁄3% of the Company’s share capital (excluding any shares held as treasury shares) entitled to attend and vote on the business to be transacted at the Meeting. A “qualifying person” is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the Meeting, or a person appointed as proxy of a member in relation to the Meeting.

Action to be taken by holders of ordinary shares in the Company

If you are a holder of ADSs, please ignore this section and refer instead to the section below - “Holders of American Depositary Shares”. If you are a holder of ordinary shares in the register of members of the Company, please vote on the Resolutions by appointing a proxy. A form of proxy for use at the Meeting is enclosed. You are encouraged to appoint the Chairman of the Meeting as your proxy. If you appoint any person other than the Chairman of the Meeting as your proxy, that person may not be allowed to attend the Meeting.

You are advised to complete and return the form of proxy in accordance with the instructions printed on it and so as to arrive at the Company’s registrar, Equiniti Limited, at Highdown House, Yeoman Way, Worthing, BN99 6DA (“Equiniti Limited”), England as soon as possible but in any event by no later than 2:30 pm London time (9:30 am Eastern time) on June 26, 2026.

In order to attend and vote at the Meeting as an ordinary shareholder, you must continue to be registered as a holder of ordinary shares in the Company’s register of members as of 6:30 pm London time (1:30 pm Eastern time) on June 26, 2026.

Therefore, if you sell or transfer your ordinary shares in the Company on or prior to June 26, 2026, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Equiniti Limited by telephone at +44 (0) 371 384 2030, to request a new form of proxy for its use.

Should you elect to convert your holding of ordinary shares in the capital stock of the Company into an interest in the capital of the Company represented by ADSs before the Meeting, you will cease to be a holder of ordinary shares in your own name and will not be entitled to vote at the Meeting as an ordinary shareholder. You will also not be able to use the enclosed form of proxy. However, you may be able to exercise your vote as a holder of an interest in the capital of the Company represented by American Depositary Shares. Please refer to the next section - “Holders of American Depositary Shares”.

Holders of American Depositary Shares

In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register maintained by our depositary, Deutsche Bank Trust Company Americas (“Deutsche Bank”) as of 5:00 p.m. Eastern Time on Friday, May 22, 2026 (the record date for ADS holders). If you hold ADSs through a bank, broker or nominee on May 22, 2026, the Meeting documentation, including the ADS proxy card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by Deutsche Bank no later than 1:00 p.m. Eastern Time on June 18, 2026.

Contacts for ADS holders

If you have queries about how you can deliver voting instructions, please contact Deutsche Bank c/o Equiniti Trust Company by telephone: +1 (800) 937-5449 (toll free within the United States) or +1 (718) 921 8137 (for international callers) or by email at adr@equiniti.com or by mail at Deutsche Bank Trust Company Americas, c/o Equiniti Trust Company, Peck Slip Station PO Box 2050 New York, NY 10272-2050.

If at any point you require guidance, please contact Prism Cosec Limited, Company Secretary, by telephone at +44 20 3048 1996.

Recommendation

You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement (the “Proxy Statement”). Your directors consider that each Resolution is in the best interests of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, your directors unanimously recommend that you vote in favor of the Resolutions as each of the directors with personal holdings of equity interests in the Company intends to do in respect of their own beneficial holdings.

Thank you for your ongoing support of Akari Therapeutics, Plc.

Yours sincerely,

/s/ Abizer Gaslightwala
Abizer Gaslightwala
President and Chief Executive Officer

AKARI THERAPEUTICS, PLC

(Registered in England & Wales, No. 05252842)

Registered office:

Highdown House

Yeoman Way

Worthing

West Sussex

BN99 3HH

NOTICE OF 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, JUNE 30, 2026

NOTICE is hereby given that the 2026 Annual General Meeting (referred to herein as the “Meeting” or “AGM”) of Akari Therapeutics, Plc, a public limited company registered in England & Wales (referred to herein as “Akari”, the “Company,” “our” or “we”), will be held on Tuesday, June 30, 2026, at 2:30 p.m. London time (9:30 a.m. Eastern Time), at 75/76 Wimpole Street, London, W1G 9RT for transaction of the following business:

Ordinary resolutions

1.	To receive the report of the Board of Directors and the accounts for the year ended December 31, 2025, together with the report of the statutory auditor and the strategic report.

2.	To approve, on an advisory-basis, the Board of Directors’ Remuneration Report (excluding the Board of Directors’ Remuneration Policy), as set out in the Company’s annual report and accounts for the financial year ended December 31, 2025.

3.	To approve the Directors’ Remuneration Policy, as set out on pages 13 to 16 of the Directors’ Remuneration Report.

4.	To re-elect Hoyoung Huh as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Company’s articles of association (the “Articles”).

5.	To re-elect Robert Bazemore as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.

6.	To re-elect James Neal as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.

7.	To re-elect Sandip I. Patel as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.

8.	To re-elect Samir R. Patel as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.

9.	To re-elect Abizer Gaslightwala as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.

10.	To ratify the appointment of BDO USA, P.C. as independent registered public accounting firm of Akari for the year ending December 31, 2026.

11.	To re-appoint HaysMac LLP as statutory auditors of Akari to hold office until the conclusion of the next annual general meeting at which accounts are laid before Akari shareholders.

12.	To authorize the audit committee of the Board of Directors of Akari to fix the statutory auditors’ remuneration.

13.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in the Proxy Statement.

14	To authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of ordinary shares, pursuant to the Company’s ELOC Purchase Agreement (as defined herein)

15	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of (i) Series H Warrants, Series I Warrants and Series J Warrants to purchase up to an aggregate of 4,411,764 American Depositary Shares (“ADSs”) pursuant to a securities purchase agreement dated May 20, 2026 and the issuance of the ADSs and ordinary shares underlying such warrants, and (ii) an aggregate of 117,647 placement agent ADSs pursuant to a placement agent agreement dated May 20, 2026.

16.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(b), the potential issuance of shares in a private placement offering, which would result in a “change of control” of the Company.

17.	That, in accordance with section 551 of the U.K. Companies Act 2006, our directors or any duly authorized committee of the directors be generally and unconditionally authorized to allot shares in Akari and to grant rights to subscribe for or to convert any security into shares in Akari up to an aggregate nominal amount of USD 20,000 for a period expiring (unless otherwise renewed, varied or revoked by Akari at a general meeting) on June 30, 2031, save that Akari may, before such expiry, make offers or agreements which would or might require such shares to be allotted or such rights to be granted after such expiry and the directors may allot such shares or grant such rights in pursuance of such offers or agreements notwithstanding that the authority conferred by this resolution has expired; and this resolution revokes and replaces all unexercised authorities previously granted to the directors to allot shares or grant rights to subscribe for or convert any security into shares, but without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made pursuant to such authorities.

Special Resolution

18.	That, conditional on resolution 17 above (the “General Allotment Proposal”) being duly passed, in accordance with section 570 of the U.K. Companies Act 2006, the directors of Akari (or any duly authorized committee of the directors of Akari) be generally empowered to allot equity securities (as defined in section 560 of the U.K. Companies Act 2006) for cash pursuant to the authorization conferred on them by the General Allotment Proposal as if section 561 of the U.K. Companies Act 2006 and any pre-emption provisions in the Articles (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by Akari prior to or on that date) five years after the date on which this resolution is passed save that Akari may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired (the “Pre-emption Rights Proposal”).

Each of Resolutions 1 to 17 is proposed as an ordinary resolution that will be approved if (i) on a show of hands, a majority of shareholders present in person or by proxy and voting on the proposal vote in favor of the resolution or (ii) on a poll, shareholders representing a majority of the total voting rights of shareholders present at the Meeting in person or by proxy and voting on the proposal vote in favor of the resolution. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal and therefore will not impact the outcomes of the items on the agenda.

Resolution 18 is proposed as a special resolution that will be approved if (i) on a show of hands, a majority of not less than 75% of the shareholders present in person or by proxy and voting on the proposal vote in favor of the resolution or (ii) on a poll, shareholders representing a majority of not less than 75% of the total voting rights present at the Meeting in person or by proxy and voting on the proposal vote in favor of the resolution. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal and therefore will not impact the outcomes of the items on the agenda.

The result of the shareholder votes on the ordinary resolutions in proposals 1, 2, 3, 10, and 13   regarding receipt of our U.K. statutory annual accounts and reports for the year ended December 31, 2025, approval of our U.K. statutory directors’ annual report on remuneration for the year ended December 31, 2025, approval of our Directors’ Remuneration Policy, ratification of the appointment of BDO USA, P.C., a Virgina professional corporation, as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and approval of the compensation of our named executive officers for the year ended December 31, 2025 will not require our Board of Directors or any committee thereof to take any action. Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on proposals 1, 2, 3, 10, and 13.

Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, as amended, the Company specifies that entitlement to attend and vote at the Meeting, and the number of votes which may be cast at the Meeting, will be determined by reference to the Company’s register of members at 6:30 pm (London time) on June 26, 2026 or, if the Meeting is adjourned, at 6:30 pm (London time) two working days before the time of the adjourned Meeting. In each case, changes to the register of members after such time will be disregarded. The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each proposal described in the accompanying Proxy Statement.

The Company’s principal executive offices are located at 401 East Jackson Street, Suite 3300, Tampa, FL 33602. The registered office of Akari Therapeutics, Plc is at Highdown House, Yeoman Way, Worthing, West Sussex, BN99 3HH, United Kingdom. Except as set out in this Notice, any communication with the Company in relation to the Meeting, should be sent to the Company’s registrars, Equiniti Limited, at Highdown House, Yeoman Way, Worthing, BN99 6DA (“Equiniti Limited”). No other means of communication will be accepted. In particular, you may not use any electronic address provided within this notice or in any related documents (including the annual report and accounts for the year ended December 31, 2025 and the proxy form) to communicate with the Company except as expressly permitted.

You are reminded that you can update your preferences for communications by Akari at any time through www.shareview.co.uk. You can contact Equiniti Limited for assistance with the process on +44 (0)371 384 2030. There is no charge for this service. Akari encourages you to agree to the use of electronic communications as it will enable you to receive information quicker and reduce the Company’s costs and environmental impact.

A copy of the Statutory Accounts can be accessed by visiting the Akari website at http://investor.akaritx.com/.

Your vote is important. The affirmative vote (on a show of hands or a poll) of shareholders present in person or by proxy in accordance with the requisite majority set forth in the accompanying Proxy Statement is required for approval of the Resolutions. We encourage you to read the Proxy Statement carefully.

Please complete, date, sign and return the enclosed proxy form as promptly as possible (and in any event by 2:30 pm (London time) on June 26, 2026) in order to ensure your representation at the Meeting. Please note, however, that if your shares are represented by American Depositary Shares and held on deposit by Deutsche Bank Trust Company Americas, as depositary, or if your ordinary shares are held of record by a broker, bank or other nominee, and you wish to have your votes cast at the Meeting, you must obtain, complete and timely return a proxy form issued in your name from that intermediary in accordance with any instructions provided therewith.

By Order of the Board of Directors of Akari Therapeutics, Plc,

/s/ Hoyoung Huh
Hoyoung Huh, M.D.
Chairman

June 4, 2026

THE AKARI BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT EACH OF THE RESOLUTIONS OUTLINED ABOVE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF AKARI AND ITS SHAREHOLDERS AND HAS APPROVED EACH SUCH RESOLUTION. THE AKARI BOARD OF DIRECTORS RECOMMENDS THAT AKARI SHAREHOLDERS VOTE “FOR” EACH SUCH RESOLUTION.

Notes:

(a)	Only those members registered in the register of members of the Company at 6:30 pm London time (1:30 pm Eastern time) on June 26, 2026 will be entitled to attend and vote at the Meeting (“AGM”) in respect of the number of ordinary shares registered in their name at the time. Changes to entries on the relevant register after that deadline will be disregarded in determining the rights of any person to attend and vote at the AGM. Should the AGM be adjourned or postponed to a time not more than 48 hours after the deadline, the same deadline will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purpose of determining the number of votes they may cast) at the adjourned or postponed AGM. Should the AGM be adjourned or postponed for a longer period, then to be so entitled, members must be entered on the register of members at the time which is 48 hours before the time fixed for the adjourned or postponed AGM or, if the Company gives notice of the adjourned or postponed AGM, at the time specified in the notice.

(b)	Any member may appoint a proxy to attend, speak and vote on his or her behalf. A member may appoint more than one proxy in relation to the AGM provided that each proxy is appointed to exercise the rights attached to a different share or shares of the member. A proxy need not be a member but must attend the meeting in person. If a member wishes his or her proxy to speak on his or her behalf at the AGM, he or she will need to appoint his or her own choice of proxy and give his or her instructions directly to them. Completion and return of a proxy form will not preclude a member from attending, speaking and voting at the AGM or any adjournment or postponement thereof in person. If a proxy is appointed and the member attends the AGM in person, the proxy appointment will automatically be terminated. A validly appointed proxy shall be authorized (at his or her discretion) to consent to any adjournment or postponement of the AGM and, unless otherwise terminated or amended in accordance with these notes or the notes to the proxy form, the submitted proxy form shall remain effective at any such adjourned or postponed AGM. The proxy form, used by the holders of ordinary shares to vote, should be lodged with the Company’s registrar (Equiniti Limited) not later than 2:30 pm London time (9:30 am Eastern time) on June 26, 2026. The accompanying Proxy Statement explains proxy voting and the matters to be voted on in more detail. Please read the Proxy Statement carefully. For specific information regarding the voting of your ordinary shares, please refer to the Proxy Statement under the section entitled “Questions and Answers About Voting”.

(c)	Any corporation that is a member can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided that, if it is appointing more than one corporate representative, it does not do so in relation to the same shares.

(d)	In the case of joint holders, the vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.

(e)	Certificateless Registry for Electronic Share Transfer (“CREST”) members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the AGM and any adjournments or postponements of it by using the procedures described in the CREST Manual (available via www.euroclear.com). CREST personal members or other CREST sponsored members, and those CREST members who have appointed voting service providers, should refer to their sponsors or voting service providers, who will be able to take the appropriate action on their behalf. For a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for those instructions as described in the CREST Manual (available via www.euroclear.com). The message, regardless of whether it relates to the appointment of a proxy or to an amendment to the instruction given to the previously appointed proxy, must, to be valid, be transmitted so as to be received by the Company’s agent (ID: RA19) by 2:30 pm London time (9:30 am Eastern time) on June 26, 2026. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Company’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means. CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear UK does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will, therefore, apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed voting service providers, to procure that its CREST sponsors or voting service providers take) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

(f)	If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by the Registrar. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by 2:30 pm London time (9:30 am Eastern time) on June 26, 2026 in order to be considered valid. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

(g)	As of June 1, 2026 (being the last practicable date before circulation of this Notice), the Company’s issued ordinary share capital consisted of 125,947,329,533 ordinary shares, carrying one vote each. Therefore, the total voting rights in the Company as of that date are 125,947,329,533. Each ADS of the Company represents eighty thousand (80,000) ordinary shares.

(h)	Under section 527 of the U.K. Companies Act 2006, members meeting the threshold requirement set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the U.K. Companies Act 2006. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the U.K. Companies Act 2006. Where the Company is required to place a statement on a website under section 527 of the U.K. Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the AGM includes any statement that the Company has been required, under section 527 of the U.K. Companies Act 2006, to publish on a website.

(i)	Except as set out in the notes to this Notice, any communication with the Company in relation to the AGM, including in relation to proxies, should be sent to the Company’s Registrar, Equiniti Limited, at Highdown House, Yeoman Way, Worthing, BN99 6DA, England. No other means of communication will be accepted. In particular, you may not use any electronic address provided either in this notice or in any related documents to communicate with the Company for any purpose other than those expressly stated.

(j)	Copies of the service agreement for our executive director and of the letters of appointment for our non-executive directors will be available for inspection at the registered office of the Company during normal business hours on any weekday (public holidays excepted) and at the place of the AGM for one hour before the meeting and at the meeting itself.

(k)	Any ordinary shareholder attending the meeting has the right to ask questions. The Company must cause to be answered any such question relating to the business being dealt with at the meeting but no such answer need be given if: (i) to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information; (ii) the answer has already been given on a website in the form of an answer to a question; or (iii) it is undesirable in the interests of the Company or the good order of the meeting that the question be answered.

Explanatory Notes to the Notice of Annual General Meeting

Resolution 1 - Statutory Accounts

As a public limited company, it is a requirement under English company law that the Board of Directors lay the report of the Company’s directors and the Company’s accounts for the year ended December 31, 2025, together with the report of the statutory auditor and the strategic report (the “Statutory Accounts”) before the shareholders at a general meeting. The Statutory Accounts have been prepared in accordance with the U.K. Companies Act 2006 and International Financial Reporting Standards. The Statutory Accounts are available for download on the Company’s website (http://investor.akaritx.com/). In addition, hard copies of the Statutory Accounts may be obtained by contacting the Registrars.

RESOLUTION 2: APPROVAL OF DIRECTORS’ REMUNERATION REPORT

Our U.K. statutory Directors’ Remuneration Report is set out in Annex A. The Directors’ Remuneration Report includes the annual report on remuneration. This document describes in detail our remuneration policies and procedures and explains how these policies and procedures help to achieve our compensation objectives with regard to our directors and the retention of high-quality directors. Our Board of Directors and the compensation committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our Board of Directors has approved and signed the report in accordance with English law.

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to pass this resolution. This vote is advisory and non-binding and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. Although non-binding, our Board of Directors and compensation committee will review and consider the voting results when making future decisions regarding our director remuneration program. Following the AGM, and as required under English law, the directors’ annual report on remuneration will be delivered to the U.K. Registrar of Companies.

RESOLUTION 3: APPROVAL OF DIRECTORS’ REMUNERATION POLICY

Our U.K. statutory Directors’ Remuneration Policy is set out in pages 13 to 16 of the Directors’ Remuneration Report in Annex A. The Directors’ Remuneration Policy was last approved by shareholders at the 2023 annual general meeting and applied for a three-year period ending on the date of this Meeting. The Board, on the recommendation of the compensation committee, have therefore approved a revised Directors’ Remuneration Policy. The compensation committee has taken care to ensure that the Directors’ Remuneration Policy being put to shareholders is aligned to the Company’s purpose, values and culture, and the Board considers that appropriate remuneration plays a vital part in helping to achieve the Company’s overall objectives. The Directors’ Remuneration Policy seeks to provide compensation packages which will attract, motivate, reward and retain an executive team with the right caliber of talent, experience, and skills to lead a successful future for the Company, and is designed to provide a competitive package in comparison to companies of similar size, complexity, maturity profile and geographic presence. The Directors’ Remuneration Policy gives details of the principles on which the remuneration payable to the Directors will be determined for the next three years. In particular, the Directors’ Remuneration Policy sets out the policy of the Company with respect to the making of remuneration payments and payments for loss of office to the Directors.

If Resolution 3 is approved, the Directors’ Remuneration Policy will take effect from the conclusion of the Meeting and apply for a period of three years thereafter, unless changes to the Directors’ Remuneration Policy are required earlier and a new Directors’ Remuneration Policy is put to shareholder vote. If Resolution 3 is not approved, the Directors’ Remuneration Policy approved in 2023 will continue to apply until a revised policy is approved by shareholders at a general meeting.

Resolutions 4 to 9 - Re-appointment of Directors

Under the Company’s Articles of Association, there are three classes of Board members (Class A, Class B and Class C) with each class having a specific office term. Hoyoung Huh, Robert Bazemore, James Neal, Sandip I. Patel, Samir R. Patel and Abizer Gaslightwala currently serve as Class A directors and Raymond Prudo-Chlebosz, M.D. currently serves as a Class C director. We currently do not have any Class B directors. Subject to the matters described below, Hoyoung Huh, Robert Bazemore, James Neal, Sandip I. Patel, Samir R. Patel and Abizer Gaslightwala have been nominated by the Board of Directors to be re-elected as Class A directors at the Meeting. A Class A director re-elected at the Meeting will hold office until the 2027 annual general meeting unless they resign or their seats become vacant due to death, removal, or other cause in accordance with the Articles.

In connection with resolutions 4, 5, 6, 7, 8 and 9, we set forth the biographical information for the nominees to our Board of Directors.

Hoyoung Huh, MD, PhD, has served as Chairman of our board of directors since November 2024, following our merger with Peak Bio, Inc. Dr. Huh is the founder of Peak Bio Inc. (f/k/a pH Pharma) and has held positions of Chief Executive Officer and Board Chairman since founding pH Pharma in 2015. Dr. Huh is a Silicon Valley-based entrepreneur and investor in healthcare and technology-based businesses and has served as Lead Director of Pliant Therapeutics since December 2017. Dr. Huh has been involved in the formation and management of multiple biotechnology and innovation-based companies, including holding board positions. He previously served as the Chairman of the board of directors of Geron Corporation from September 2011 to December 2018 and CytomX Therapeutics, Inc. from February 2012 to December 2018 and served as a member of the board of directors of Rezolute, Inc. (f/k/a AntriaBio, Inc.) from 2013 to January 2019. He holds an A.B. in Biochemistry from Dartmouth College, an M.D. from Cornell University Medical College and a Ph.D. in Cell Biology and Genetics from Cornell University Sloan Kettering Institute.

Robert Bazemore has served as a member of our board of directors since September 2024. Mr. Bazemore has spent over 30 years on the development and commercialization of novel medicines. From 2015 to 2021, Mr. Bazemore served as the President, Chief Executive Officer and member of the Board of Directors of Epizyme, Inc., developing and launching TAZVERIK ® for patients with Follicular Lymphoma and Sarcoma while building on the company’s pipeline of promising epigenetic candidates in oncology. Prior to that, Mr. Bazemore served as the Chief Operating Officer of Synageva BioPharma Corp., where he established the company’s global commercial and medical organization to support the first product launch, helping lead the broader transition to a sustainable commercial enterprise through the company’s acquisition by Alexion Pharmaceuticals, Inc. Mr. Bazemore served in increasing levels of responsibility at Johnson & Johnson including Vice President of Centocor Ortho Biotech Sales & Marketing from 2008 to 2010 and President of Janssen Biotech, where he led the successful launches of numerous products and indications, including the US launches of the oncology therapies ZYTIGA ® and IBRUVICA ®. He was also Vice President of Global Surgery at Ethicon. Prior to Johnson & Johnson, Mr. Bazemore worked at Merck & Co. Inc., where he served in a variety of roles in medical affairs, sales and marketing, including supporting the launch of SINGULAIR ® in the U.S. Mr. Bazemore previously served on the board of Neon Therapeutics prior to its acquisition by BioNTech and served as Board Chairman for Pennsylvania BIO. Mr. Bazemore received a B.S. in Biochemistry from the University of Georgia.

James Neal, MS, MBA, has served as a member of our board of directors since November 2024, following our merger with Peak Bio, Inc. He comes to our board of directors as an experienced business professional serving as XOMA Corporation’s Chief Executive Officer and Chairman of the Board, joining that company in 2009. Mr. Neal has more than 25 years’ experience in forming and maximizing business and technology collaborations globally and in bringing novel products and technologies to market. Prior to XOMA, Mr. Neal was Acting Chief Executive Officer of Entelos, Inc., a leading biosimulation company that acquired Iconix Biosciences, a privately held company where Mr. Neal was Chief Executive Officer. At Iconix, Mr. Neal established multi-year collaborations with Bristol-Myers Squibb, Abbott Labs, Eli Lilly and the U.S. Food and Drug Administration. Mr. Neal earned his B.S. in Biology and his M.S. in Genetics and Plant Breeding from the University of Manitoba, Canada, and holds an Executive MBA degree from Washington University in St. Louis, Missouri.

Sandip I. Patel JD, BBA, has served as a member of our board of directors since November 2024, following our merger with Peak Bio, Inc. Mr. Patel has been involved in the formation, development, growth, and successful exits of several companies in the healthcare services and technology sector, insurance, and financial services. He has served on numerous boards including AtlasClear Holdings, Inc. (NYSE: ATCH), Quantum Fintech (NYSE: QFTA), Monterey Bio (NASDAQ: MTRY), Anderen Bank, Avatar Property & Casualty, and Morton Plant Mease Hospital as a trusted advisor and entrepreneur. Additionally, he has served in executive roles with leading organizations, including American Managed Care, Orion Communities, and WellCare. Mr. Patel received his law degree from the Stetson University College of Law, and a B.B.A in Finance from the University of Georgia.

Samir R. Patel, M.D., has served as a member of our board of directors since November 2023 and previously served as Interim President and Chief Executive Officer from May 1, 2024 through April 20, 2025. Dr. Patel is founder and, since April 2017, principal of PranaBio Investments, LLC, a firm providing consulting, strategic advisory, and investment services for small cap biotechnology companies. He is also a consultant to GE Global Research, Inc., GE’s innovation engine that is creating novel products and solutions across several sectors including biomanufacturing and biotechnology, since May 2019. Dr. Patel has more than 20 years of experience in life sciences including co-founding SPEC Pharma, LLC, a company that develops and manufactures injectables used in rheumatology, obstetric, orthopedic, and veterinary applications. He holds multiple patents, has been an author on several publications and has been an investigator in numerous clinical research studies. Dr. Patel received his medical degree from the Medical College of Ohio (now University of Toledo) in Toledo, Ohio, and completed his internal medicine internship and residency, as well as rheumatology fellowship, at University of New Mexico School of Medicine Affiliated Hospitals.

Abizer Gaslightwala has served as a member of our board of directors since December 2024 and as President and Chief Executive Officer since April 21, 2025. Mr. Gaslightwala is a well-established leader in the biotechnology and pharmaceutical industry. He has a successful track record spanning over 25 years in the development and commercialization of novel medicines across a range of companies and therapeutic areas. Mr. Gaslightwala serves as the Senior Vice President and Franchise Head for Oncology at Jazz Pharmaceuticals, where he manages a portfolio of products spanning both solid and hematological malignancies. Mr. Gaslightwala has led and driven growth in several leadership roles at Amgen, Pfizer, and Johnson & Johnson. His experience spans business unit leadership, brand marketing, sales leadership, commercial pipeline planning, advanced analytics and insights, and business development. Mr. Gaslightwala also helped lead R&D strategic planning within the autoimmune/inflammation portfolio at Johnson & Johnson, as well as lead commercial planning for Remicade® and several novel pipeline molecules focused on rheumatoid arthritis, inflammatory bowel disease, psoriasis, and atopic dermatitis. Additionally, Mr. Gaslightwala advised several life science companies through his time at the Boston Consulting Group. Mr. Gaslightwala holds a BS in Chemical Engineering from Cornell University, and an MBA from the Sloan School of Management, and a MS in Chemical Engineering from the Massachusetts Institute of Technology.

The affirmative vote of the holders of a majority of the shares entitled to vote and who are present at the Meeting or represented by proxy at the Meeting will be required to re-appoint Hoyoung Huh, Robert Bazemore, James Neal, Sandip I. Patel, Samir R. Patel and Abizer Gaslightwala as Class A Directors of Akari.

Resolution 10 - Ratification of appointment of Independent Registered Public Accounting Firm

Our audit committee has appointed BDO USA, P.C. to serve as our independent registered public accounting firm for the year ending December 31, 2026. The audit committee and the Board of Directors are requesting, as a matter of policy, that shareholders ratify the selection of BDO USA, P.C. The audit committee and the Board of Directors are not required to take any action as a result of the outcome of the vote on this resolution. Even if the appointment is ratified, the Board of Directors may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders. If the appointment is not ratified, the Board of Directors will consider its options.

BDO USA, P.C. has indicated its willingness to act as the Company’s auditor. A representative of BDO USA, P.C. is not expected to be present at the Meeting.

Fees for BDO USA, P.C.

The table below sets forth a summary of the fees billed to the Company by BDO USA, P.C. for professional services rendered during the financial years ended December 31, 2025 and December 31, 2024, respectively. All such services and fees were pre-approved by the audit committee, which concluded that the provision of such services was compatible with the maintenance of each firm’s independence in the conduct of its auditing functions.

Fee Category	2025	2024
Audit Fees	$514,310	$527,845
Tax Fees	-	-
Total Fees	$514,310	$527,845

Audit Fees

Audit fees represent the aggregate fees for professional services rendered by our independent registered public accounting firm for: (i) the audit of our annual consolidated financial statements, (ii) review of our interim financial statements filed on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States), and (iii) issuance of consents in connection with the filing of registration statements and related post-effective amendments.

Tax Fees

Tax fees consist of all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax compliance and reporting. No tax services were provided by BDO during the year ended December 31, 2025 and 2024.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee, or the engagement is entered into pursuant to the pre-approval procedures described below.

From time to time, the audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. All of the services described above under the headings “Audit Fees” and “Tax Fees” were pre-approved by our audit committee.

Resolution 11 - RE-Appointment of Statutory Auditor

At every general meeting at which accounts are presented to shareholders, Akari is required to appoint statutory auditors to serve from the end of the meeting until the conclusion of the next general meeting at which accounts are laid before Akari shareholders. HaysMac LLP has indicated that it is willing to continue as our statutory auditor to hold office during this period. You are asked to approve their re-appointment.

Resolution 12 - Authorization for the Audit Committee to Determine the Statutory Auditors’ Remuneration for the Financial Year Ending December 31, 2026

Resolution 12 authorizes the audit committee to determine our statutory auditors’ remuneration for the financial year ending December 31, 2026.

RESOLUTION 13 - TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF AKARI’S NEOs AS DISCLOSED IN THE PROXY STATEMENT.

We are providing our shareholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our NEOs as disclosed in the Proxy Statement in accordance with the SEC’s rules. This resolution, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Act, which added Section 14A to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our executive compensation program is designed to reward value creation for shareholders and to attract, motivate, and retain our executive officers, who are critical to our success. Under this program, our NEOs are rewarded for the achievement of our short- and long-term strategic and financial goals, which we believe serves to enhance short- and long-term value creation for our shareholders. Our compensation program contains elements of cash and equity-based compensation and is designed to align the interests of our executives with those of our shareholders.

The section of the Proxy Statement entitled “Named Executive Officer Compensation,” describes in detail our executive compensation program and the decisions made by our compensation committee.

As an advisory vote, the outcome of the vote on this resolution is not binding and does not overrule any decision by the company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the company or the Board of Directors (or any committee thereof). However, our compensation committee and Board of Directors value the opinions expressed by our shareholders in their vote on this resolution and intend to consider carefully the outcome of the vote when making future compensation decisions for any NEOs.

RESOLUTION 14 - TO AUTHORIZE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF ORDINARY SHARES, PURSUANT TO THE COMPANY’S ELOC PURCHASE AGREEMENT.

On August 29, 2025, the Company entered into an Ordinary Share Purchase Agreement (the “ELOC Purchase Agreement”) with White Lion Capital, LLC, a Delaware limited liability company (“White Lion”). Pursuant to the ELOC Purchase Agreement, the Company had the right, but not the obligation, to require White Lion to purchase, from time to time, up to $25,000,000 in aggregate gross purchase price of newly issued Ordinary Shares, which may be exchanged for ADSs, subject to certain limitations and conditions set forth in the ELOC Purchase Agreement. Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(d).

Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules. The Company may not issue or sell to White Lion under the Purchase Agreement more than 19.99% of the shares of the common stock outstanding immediately prior to the execution of the Purchase Agreement unless (i) stockholder approval is obtained or (ii) the issuances and sales of common stock pursuant to the Purchase Agreement are not deemed to be less than the Minimum Price.

The shareholder approval sought in Resolution 14 is being obtained solely for the purpose of complying with Nasdaq Listing Rules. Any issuance of ordinary shares pursuant to Resolution 14 remains subject to further shareholder approval pursuant to Resolutions 17 and 18 below.

RESOLUTION 15 - TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF (I) SERIES H WARRANTS, SERIES I WARRANTS AND SERIES J WARRANTS TO PURCHASE UP TO AN AGGREGATE OF 4,411,764 ADSs PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED MAY 20, 2026 AND THE ISSUANCE OF THE ADSs AND ORDINARY SHARES UNDERLYING SUCH WARRANTS, AND (II) AN AGGREGATE OF 117,647 PLACEMENT AGENT ADSs PURSUANT TO A PLACEMENT AGENT AGREEMENT DATED MAY 20, 2026.

We are seeking shareholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of (i) Series H Warrants, Series I Warrants and Series J Warrants to purchase up to an aggregate of 4,411,764 American Depositary Shares (“ADSs”) pursuant to a securities purchase agreement dated May 20, 2026 and the issuance of the ADSs and ordinary shares underlying such warrants, and (ii) an aggregate of 117,647 placement agent ADSs pursuant to a placement agent agreement dated May 20, 2026.

The shareholder approval sought in Resolution 15 is being obtained solely for the purpose of complying with Nasdaq Listing Rules. Any issuance of ordinary shares pursuant to Resolution 15 remains subject to further shareholder approval pursuant to Resolutions 17 and 18 below.

RESOLUTION 16 - TO APPROVE, FOR THE PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(B), THE POTENTIAL ISSUANCE OF SHARES IN A PRIVATE PLACEMENT OFFERING, WHICH WOULD RESULT IN A “CHANGE OF CONTROL” OF THE COMPANY.

Resolution 16 authorizes, in accordance with Nasdaq Listing Rule 5635(b), the Company to issue a number of shares in a private placement transaction which would result in a change of control transaction. Stockholder approval of the issuance of Excess Shares (as defined below) is required pursuant to Nasdaq Rule 5635(b). While Nasdaq may deem the issuance of the Excess Shares to be a change of control for purposes of Nasdaq Listing Rule 5635(b), we do not believe that the issuance of the Excess Shares will actually result in a “change of control” of the Company for any other purpose.

The shareholder approval sought in Resolution 16 is being obtained solely for the purpose of complying with Nasdaq Listing Rules. Any issuance of ordinary shares pursuant to Resolution 16 remains subject to further shareholder approval pursuant to Resolutions 17 and 18 below.

RESOLUTION 17 - TO GENERALLY AND UNCONDITIONALLY AUTHORIZE TO ALLOT SHARES.

Under the U.K. Companies Act 2006, the Company’s directors may not allot shares, or grant rights to subscribe for or convert securities into shares, in the Company, unless they have been authorized by shareholders. The Board is seeking authority to allot, or grant rights to subscribe for or convert any securities into, shares in the Company up to an aggregate nominal value of USD 20,000 in the period to June 30, 2031. This will allow up to 4,000,000,000,000 ordinary shares of USD 0.000000005 each (corresponding to 50,000,000 ADSs) to be allotted. This resolution revokes and replaces all unexercised authorities previously granted to the directors to allot shares or grant rights to subscribe for or convert any security into shares, but without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made pursuant to such authorities. Akari, in common with other similar-sized biotechnology companies, intends to seek additional fundraisings when necessary to implement its operating plan. Failure to do so may delay research and development activities. In the light of our size and status of being a pre-revenue-generating company, the Board believes that equity financings are an appropriate method to support any potential future funding requirements. The Board believes that, in the event of an equity financing, having authorization to allot, or grant rights to subscribe for or convert securities into, our shares without needing to seek approval from shareholders at the time should allow Akari to raise funds more efficiently on the best terms available and in a timely fashion.

RESOLUTION 18 - DISAPPLICATION OF STATUTORY PRE-EMPTION RIGHTS.

Under the U.K. Companies Act 2006, the Company’s directors may not allot equity securities (that is, ordinary shares in the Company or rights to subscribe for or to convert securities into ordinary shares in the Company) or sell treasury shares for cash without first offering them to existing shareholders in proportion to their existing holdings, unless they have been authorized by shareholders. The Board is seeking the dis-application of these pre-emption rights until June 30, 2031 in respect of shares allotted and rights granted pursuant to the authorization proposed in Resolution 17 and any treasury shares the Company may hold from time to time in consequence of any share buy-back. This will replace the existing equivalent dis-application in respect of the share allotment authority granted to at the Company’s general meeting held on December 15, 2025, which is due to expire on June 30, 2030. As noted in respect of Resolution 17, the Board intends to seek additional fundraisings when necessary to implement its operating plan. The Board believes that, in the event of an equity financing, having authorization to allot equity securities or sell our shares without having to comply with statutory pre-emption rights should allow Akari to raise funds more efficiently on the best terms available and in a timely fashion.

TABLE OF CONTENTS

Page

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING	1

QUESTIONS AND ANSWERS ABOUT VOTING	2

RESOLUTION 1 - STATUTORY ACCOUNTS	8

RESOLUTION 2 - APPROVAL OF DIRECTORS’ REMUNERATION REPORT SET FORTH IN ANNEX A	9

RESOLUTIONS 3 - APPROVAL OF DIRECTORS’ REMUNERATION POLICY	9

RESOLUTIONS 4 TO 9 - RE-APPOINTMENT OF DIRECTORS	10

RESOLUTION 10 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12

RESOLUTION 11 - RE-APPOINTMENT OF STATUTORY AUDITOR	13

RESOLUTION 12 - AUTHORIZATION FOR THE AUDIT COMMITTEE TO DETERMINE THE STATUTORY AUDITORS’ REMUNERATION FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2026	13

RESOLUTION 13 - TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF AKARI’S NEOs AS DISCLOSED IN THIS PROXY STATEMENT.	13

RESOLUTION 14 - TO AUTHORIZE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF ORDINARY SHARES, PURSUANT TO THE COMPANY’S ELOC PURCHASE AGREEMENT.	14

RESOLUTION 15 – TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF (I) SERIES H WARRANTS, SERIES I WARRANTS AND SERIES J WARRANTS TO PURCHASE UP TO AN AGGREGATE OF 4,411,764 AMERICAN DEPOSITARY SHARES (“ADSs”) PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED MAY 20, 2026 AND THE ISSUANCE OF THE ADSs AND ORDINARY SHARES UNDERLYING SUCH WARRANTS, AND (II) AN AGGREGATE OF 117,647 PLACEMENT AGENT ADSs PURSUANT TO A PLACEMENT AGENT AGREEMENT DATED MAY 20, 2026.	16

RESOLUTION 16 - TO APPROVE, FOR THE PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(B), THE POTENTIAL ISSUANCE OF SHARES IN A PRIVATE PLACEMENT OFFERING, WHICH WOULD RESULT IN A “CHANGE OF CONTROL” OF THE COMPANY.	17

RESOLUTION 17 - TO GENERALLY AND UNCONDITIONALLY AUTHORIZE TO ALLOT SHARES.	18

RESOLUTION 18 - TO APPROVE THE PRE-EMPTION RIGHTS PROPOSAL	19

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS	27

DIRECTOR COMPENSATION	31

EXECUTIVE OFFICERS OF THE COMPANY	32

NAMED EXECUTIVE OFFICER COMPENSATION	33

REPORT OF THE AUDIT COMMITTEE	42

DELIVERY OF PROXY MATERIALS	43

ADDITIONAL INFORMATION	43

ANNEX A	A-1

i

AKARI THERAPEUTICS, PLC

(Registered in England & Wales, No. 05252842)

Registered office:

Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH

PROXY STATEMENT FOR THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2026

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

We have sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the “Board of Directors” or “Board”) of Akari Therapeutics, Plc (referred to herein as the “Company”, “we”, “us” or “our”) is soliciting your proxy to vote at our annual general meeting of shareholders (referred to herein as the “Meeting” or the “AGM”) to be held at 2:30 p.m. London time (9:30 a.m. Eastern Time), on June 30, 2026, at 75/76 Wimpole Street, London, W1G 9RT.

This Proxy Statement summarizes information about the resolutions to be considered at the Meeting and other information you may find useful in determining how to vote. The form of proxy is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.

We are mailing the Notice of AGM, this Proxy Statement, the proxy card and our Annual Report on Form 10-K for the financial year ended December 31, 2025 (the “Annual Report on Form 10-K”) to our ordinary shareholders of record as of June 1, 2026 (being the latest practicable date before the circulation of this document) for the first time on or about June 4, 2026 and to our ADS holders on or about June 12, 2026. In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

Our U.K. statutory annual accounts and reports for the financial year ended December 31, 2025 (the “2025 U.K. Annual Report”) shall only be made available in the Investors Relations section of our website at http://investor.akaritx.com/ no later than 21 days prior to the AGM. We will not be mailing copies of the 2025 U.K. Annual Report or the Annual Report on Form 10-K to our ordinary shareholders.

While this document is being sent to our ordinary shareholders of record as of June 1, 2026 (being the latest practicable date before the circulation of this document), this document will also be sent to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on

June 30, 2026

Our Notice of the AGM, this Proxy Statement, the Annual Report on Form 10-K and our proxy card are available in the Investors Relations section of our website at http://investor.akaritx.com/ and the 2025 U.K. Annual Report will be available in the Investors Relations section of our website at http://investor.akaritx.com/ no less than 21 days prior to the AGM.

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QUESTIONS AND ANSWERS ABOUT VOTING

Why am I receiving these materials?

We have sent you our Notice of AGM, this Proxy Statement and the enclosed proxy card because you are either (i) an ordinary shareholder of record or (ii) an ADS holder of record and our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting. You do not need to attend the Meeting to vote your shares but you may if you wish. You may vote by proxy and your vote will be cast on your behalf at the Meeting. To vote your shares whilst you are not in attendance, please simply complete, sign and return the enclosed form of proxy in accordance with the instructions set out in this Proxy Statement. All proxies, however submitted, must be lodged with our registrar, Equiniti Limited, by no later than 2:30 pm London time (9:30 am Eastern time) on Friday, June 26, 2026. CREST members may appoint a proxy by using the CREST electronic proxy appointment service described above.

We intend to mail this Proxy Statement, the Annual Report on Form 10-K and the accompanying proxy card on or about June 4, 2026 to all ordinary shareholders of record as of June 1, 2026 (being the latest practicable date before the circulation of this document).

Materials for ADS holders of record, including this Proxy Statement, the Annual Report on Form 10-K and an ADS proxy card, will be mailed on or about June 4, 2026 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register as of 5:00 p.m. Eastern Time on May 22, 2026 (the record date for ADS holders).

The 2025 U.K. Annual Report will be available in the Investors Relations section of our website at http://investor.akaritx.com/ no less than 21 days prior to the AGM.

Who can vote at the Meeting?

Ordinary shareholders

Only ordinary shareholders of record registered in the register of members at 6:30 p.m. London time (1:30 p.m. Eastern time) on Friday, June 26, 2026 will be entitled to vote at the Meeting. As of June 1, 2026 (being the last practicable date before the circulation of this proxy statement) there were 64,352,739,523 ordinary shares, carrying one vote each, issued and outstanding and entitled to vote. Each ADS of the Company represents eighty thousand (80,000) ordinary shares. As an ordinary shareholder of record, you may vote at the AGM or by proxy. We encourage you to vote by proxy as instructed below to ensure your vote is counted.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent

If, on June 1, 2026, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.

Holders of American Depositary Shares

You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register maintained by Deutsche Bank as of 5:00 p.m. Eastern Time on Friday, May 22, 2026 (the record date for ADS holders). If you hold ADSs through a brokerage firm, bank or nominee on May 22, 2026, the materials for ADS holders, including the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions. Please note that ADS proxy cards submitted by ADS holders must be received by Deutsche Bank no later than 1:00 p.m. Eastern Time on June 18, 2026.

2

Deutsche Bank will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

What are the differences between ADS holders and ordinary shareholders?

Deutsche Bank, as depositary, executes and delivers ADSs on our behalf. We are requesting the depositary, which holds the ordinary shares underlying the ADSs, to seek ADS holders’ instructions as to voting for the AGM. As a result, ADS holders may instruct the depositary to vote the ordinary shares underlying their ADSs.

Because we have asked the depositary to seek the instructions of ADS holders, the depositary will notify ADS holders of the upcoming vote and arrange to deliver the proxy materials to them. The depositary then tries, as far as practicable, to vote the ordinary shares as our ADS holders instruct. The depositary does not vote or attempt to exercise the right to vote other than in accordance with the instructions of the ADS holders. We cannot guarantee that ADS holders will receive this Proxy Statement and the other proxy materials from the depositary in time to permit them to instruct the depositary to vote their shares. In addition, there may be other circumstances in which ADS holders may not be able to exercise voting rights. Furthermore, ADS holders can exercise their right to vote the ordinary shares underlying their ADSs by exchanging their ADSs for ordinary shares. However, even though we are subject to U.S. domestic issuer proxy rules and our shareholder meetings are announced via press release and filed with the U.S. Securities and Exchange Commission (“SEC”), ADS holders may not know about the Meeting early enough to exchange their ADSs for ordinary shares.

ADS holders are not required to be treated as holders of ordinary shares and do not have the rights of holders of ordinary shares.

What is the difference between a shareholder of record and a beneficial owner?

These terms describe how your ordinary shares are held. If your ordinary shares are registered directly in our register of members maintained by Equiniti Limited, our registrar, you are a shareholder of record and the proxy materials are being sent directly, or otherwise being made available, to you. If your ordinary shares are held in the name of a broker, bank, or other nominee, you are a beneficial owner of the shares held by your broker, bank or other nominee and the proxy materials are being made available or forwarded to you by your broker, bank, or other nominee, who is treated as the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your ordinary shares by following the instructions on the voting instructions provided to you by such broker, bank or other nominee.

What are the requirements to elect the directors and approve each of the resolutions?

You may cast your vote for or against resolutions 1 through 17 or abstain from voting your shares on one or more of these resolutions. It is intended that voting on all resolutions at the Meeting will be conducted by way of poll. Each of Resolutions 1 to 17 is proposed as an ordinary resolution that will be approved if (i) on a show of hands, a majority of shareholders present in person or by proxy and voting on the proposal vote in favor of the resolution or (ii) on a poll, shareholders representing a majority of the total voting rights of shareholders present at the Meeting in person or by proxy and voting on the proposal vote in favor of the resolution. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal and therefore will not impact the outcomes of the items on the agenda.

Resolution 18 is proposed as a special resolution that will be approved if (i) on a show of hands, a majority of not less than 75% of the shareholders present in person or by proxy and voting on the proposal vote in favor of the resolution or (ii) on a poll, shareholders representing a majority of not less than 75% of the total voting rights present at the Meeting in person or by proxy and voting on the proposal vote in favor of the resolution. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal and therefore will not impact the outcomes of the items on the agenda.

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Each of Resolutions 1, 2, 3, 10, and 13 is proposed on an advisory basis, meaning the outcome of the vote is non-binding. The Board of Directors values shareholder feedback and considers the result of this advisory vote when making future decisions regarding executive compensation. The vote does not, however, require the Board to take specific action.

Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal and therefore will not impact the outcomes of the items on the agenda.

What are the voting recommendations of our Board regarding the election of directors and other resolutions?

The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.

Resolution	Description of Resolution	Board’s Recommendation
1	To receive the report of the Board of Directors and the accounts for the year ended December 31, 2025, together with the report of the statutory auditor and the strategic report.	FOR
2	To approve, on an advisory basis, the Board of Directors’ Remuneration Report (excluding the Board of Directors’ Remuneration Policy), as set out in the Company’s annual report and accounts for the financial year ended December 31, 2025.	FOR
3	To approve the Directors’ Remuneration Policy, as set out on pages 13 to 16 of the Directors’ Remuneration Report.	FOR
4	Re-appointment of Hoyoung Huh as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Company’s Articles.	FOR
5	Re-appointment of Robert Bazemore as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.	FOR
6	Re-appointment of James Neal as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.	FOR
7	Re-appointment of Sandip I. Patel as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.	FOR
8	Re-appointment of Samir R. Patel as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.	FOR
9	Re-appointment of Abizer Gaslightwala as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.	FOR
10	To ratify the appointment of BDO USA, P.C. as independent registered public accounting firm of Akari for the year ending December 31, 2026.	FOR
11	To re-appoint HaysMac LLP as statutory auditors of Akari to hold office until the conclusion of the next annual general meeting at which accounts are laid before Akari shareholders.	FOR
12	To authorize the audit committee of the Board of Directors of Akari to fix the statutory auditors’ remuneration.	FOR
13	To approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement.	FOR
14	To authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of ordinary shares, pursuant to the Company’s ELOC Purchase Agreement.	FOR
15	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of (i) Series H Warrants, Series I Warrants and Series J Warrants to purchase up to an aggregate of 4,411,764 ADSs pursuant to a securities purchase agreement dated May 20, 2026 and the issuance of the ADSs and ordinary shares underlying such warrants, and (ii) an aggregate of 117,647 placement agent ADSs pursuant to a placement agent agreement dated May 20, 2026.	FOR
16	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(b), the potential issuance of shares in a private placement offering, which would result in a “change of control” of the Company.	FOR
17	To generally and unconditionally authorize to allot shares.	FOR
18	To approve the Pre-emption Rights Proposal.	FOR

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What constitutes a quorum?

Consistent with the Nasdaq Stock Market LLC (“Nasdaq”) rules applicable to us as a U.S. domestic registrant and in accordance with our Articles of Association, we require qualified persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1/3% of the Company’s share capital (excluding any shares held as treasury shares) entitled to vote on the business to be transacted at the Meeting.

If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. If you are a beneficial owner of ordinary shares held in an account at a brokerage firm, bank or other similar organization your shares will be counted towards the quorum if your broker or nominee submits a proxy for those shares and the proxy represents the holder at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the Meeting will be counted towards the quorum requirement.

If a quorum is not present (and unless the Meeting was convened on requisition of, or by, members), it will stand adjourned to the same day in the next week at the same time and place (or places), or to such other day and at such other time and place (or places) as the Board of Directors may determine. We require a quorum of at least 331/3 percent of the Company’s share capital (excluding any shares held as treasury shares) entitled to attend and vote on the business to be transacted if the Meeting is reconvened, consistent with the Nasdaq rules applicable to us as a U.S. domestic registrant and our Articles of Association. If such quorum is not present at the adjourned meeting within 15 minutes, the member or members present in person or by proxy and entitled to vote will have power to decide upon all matters which could properly have been disposed of at the meeting as originally convened.

How do I vote my shares?

You may vote “For,” “Against,” or abstain from voting on the applicable resolutions.

If you are an ordinary “shareholder of record,” you may appoint a proxy to vote on your behalf by completing and signing the form of proxy and returning it in the envelope provided. We urge you to vote by proxy as instructed below to ensure your vote is counted. You may still attend the AGM and vote in person during the AGM even if you have already voted by proxy.

All proxies must be lodged with our registrar (Equiniti Limited) by no later than 2:30 p.m. London time (9:30 a.m. Eastern Time) on Friday, June 26, 2026.

You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different ordinary share(s)). To appoint more than one proxy, you should contact our registrar, Equiniti Limited. Such proxy need not be a shareholder of record but must attend the AGM to represent you for your vote to be counted. You are encouraged to appoint the Chairman of the Meeting as your proxy. If you appoint any person other than the Chairman of the Meeting as your proxy, that person may not be entitled to attend the Meeting.

If you properly give instructions as to your proxy appointment by executing and returning a form of proxy and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.

If you are a holder of ADSs, you should follow the directions on the ADS proxy card you received. Please note that ADS proxy cards submitted by ADS holders must be received by Deutsche Bank no later than no later than 1:00 p.m. Eastern Time on June 18, 2026. Deutsche Bank will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders. Holders of ADSs are not entitled to attend and vote at the AGM in person.

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How will my shares or ADSs be voted if I do not specify how they should be voted?

If you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the Meeting. As a reminder, we urge all shareholders to appoint the Chairman of the AGM as your proxy.

If you are a beneficial owner of ordinary shares and your broker, bank or nominee does not receive instructions from you about how your shares are to be voted, such broker, bank or nominee may either vote these shares on behalf of the beneficial owners if permitted by applicable rules or return a proxy leaving these shares un-voted (a “broker non-vote”). A “broker non-vote” refers to a share represented at the meeting held by an organization, as to which instructions have not been received from the beneficial owner or person entitled to vote such shares and with respect to which, on one or more, but not all matters, the broker does not have discretionary voting power to vote such share. Generally, brokers have discretionary voting power to vote shares with respect to resolutions that are considered “routine”, while they do not have such power with respect to resolutions that are “non-routine”. Resolutions 2-9 and 13-16 are considered non-routine matters under applicable rules, while resolutions 1, 10-12, 17 and 18 are considered routine matters. We encourage you to submit your proxy with instructions and exercise your right to vote as a shareholder.

With respect to any properly completed voting instructions received by Deutsche Bank on or prior to 6:30 p.m. London time (1:30 p.m. Eastern time) on June 18, 2026, Deutsche Bank shall endeavor, insofar as practicable and permitted under applicable law, the provisions of the deposit agreement by and among the Company, Deutsche Bank, as depositary, and holders and beneficial owners of ADSs issued thereunder dated as of December 7, 2012 (as amended), and the Articles, to vote or cause its custodian to vote the shares (in person or by proxy) represented by ADSs in accordance with such voting instructions, for holders of ADSs as of 5:00 p.m. Eastern Time on May 22, 2026 (the record date for ADS holders). Shares represented by ADSs for which no specific voting instructions are received by Deutsche Bank from the ADS holder shall not be voted.

Can I change my vote or revoke a proxy?

A registered ordinary shareholder can revoke his or her proxy before the time of voting at the Meeting by:

a)	Mailing a revised form of proxy dated later than the prior form of proxy; or

b)	Notifying our Company Secretary in writing that you are revoking your proxy. Your revocation must be received at our registered office before the Meeting to be effective.

A shareholder would also be able to revoke his or her proxy by voting in person at the Meeting. If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the Meeting. See also “What if I plan to attend the Meeting?”

If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by Deutsche Bank or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by Deutsche Bank or the broker, bank or other nominee, as applicable, will be used to instruct Deutsche Bank how to vote your ADSs.

Who counts the votes?

Equiniti Limited has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Equiniti Limited for tabulation (see instructions on the form of proxy).

If you hold your ordinary shares through a broker, your broker will return the form of proxy to Equiniti Limited.

If you are a holder of record of ADSs, you can return your executed ADS proxy card to Deutsche Bank for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to Deutsche Bank following your instruction. Deutsche Bank will submit your votes to Equiniti Limited for tabulation.

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What is an “abstention” and how would it affect the vote?

An abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes for or against a particular resolution.

How many votes do I have?

On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or, in the case of a corporation, by a duly authorized representative has one vote for each share held by the ordinary shareholders of record as of 6:30 p.m. London time (1:30 p.m. Eastern time) on Friday, June 26, 2026.

On each matter to be voted upon, each holder of ADSs has one vote for each ADS held as of May 22, 2026. Each ADS of the Company represents eighty thousand (80,000) ordinary shares.

What about joint holders?

In the case of joint holders of record of an ordinary share, the vote of the senior who tenders the vote (whether in person or by proxy) will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in our relevant register of members of the company (as the case may be) in respect of the joint holding (with the first named being the most senior).

What if I plan to attend the Meeting?

Ordinary shareholders can attend the Meeting, but attendance will be limited to ordinary shareholders of record. In order to obtain admittance to the Meeting each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If your ordinary shares are held through brokerage accounts or by a bank or other nominee you may be able to attend at the discretion of the Chairman. Any corporation which is an ordinary shareholder of record may by resolution of its directors authorize one or more persons to act as its representative(s) at the AGM and the person(s) so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise these same powers on behalf of the corporation as the corporation could exercise if it were one of our individual shareholders.

How do you solicit proxies?

We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse Deutsche Bank for their expenses in sending materials, including ADS proxy cards, to ADS holders of record.

What do I do if I receive more than one notice or form of proxy?

If you hold your ordinary shares in more than one account, you will receive a form of proxy for each account. To ensure that all of your shares are voted, please sign, date and return all forms of proxy. Please be sure to vote all of your shares.

If you hold ADSs in your own name registered on the books of the depositary, you are considered the registered holder of the ADSs and will receive the proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the proxy materials from your broker, bank or other nominee.

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Will there be any other business conducted at the Meeting?

Subject to any shareholder resolutions submitted in accordance with section 338 of the U.K. Companies Act 2006 (as summarized below). In accordance with our Articles of Association, no matters other than resolutions 1 through 15 may be presented at this Meeting. We have not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.

Under section 338 of the U.K. Companies Act 2006, shareholders meeting the threshold requirement in that section may require us to give to our shareholders entitled to receive this notice of the AGM notice of a resolution which may properly be moved and is intended to be moved at the AGM unless (i) it would, if passed, be ineffective whether by reason of inconsistency with any enactment or our constitution or otherwise, (ii) it is defamatory of any person or (iii) it is frivolous or vexatious. Such a request may be in hard copy form or in electronic form, must identify the resolution of which notice is to be given, must be authorized by the person or persons making it and must have been received by us not later than May 18, 2026, the date six weeks before the AGM.

What is Equiniti Limited’s role?

Equiniti Limited is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Equiniti Limited by writing to Equiniti Limited at, at Highdown House, Yeoman Way, Worthing, BN99 6DA.

Communications concerning ADS holder of record accounts can be handled by contacting Deutsche Bank c/o Equiniti Trust Company, by telephone at: +1 (800) 937-5449 (toll free within the United States) or +1 (718) 921 8137 (for international callers) or by email: adr@equiniti.com or by mail at Deutsche Bank, Deutsche Bank Trust Company Americas, c/o Equiniti Trust Company, Peck Slip Station PO Box 2050 New York, NY 10272-2050.

How can I find out the results of the voting at the Meeting?

Voting results will be announced by the filing of a current report on Form 8-K with the SEC within four business days following the Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

Who do I contact regarding my ADS holdings?

If you are an ADS holder of record and have queries about how to deliver voting instructions, please contact Deutsche Bank c/o Equiniti Trust Company, by telephone at +1 (800) 937-5449 (toll free within the United States) or +1 (718) 921 8137 (for international callers) or by email at adr@equiniti.com or at by mail at Deutsche Bank, Deutsche Bank Trust Company Americas, c/o Equiniti Trust Company, Peck Slip Station PO Box 2050 New York, NY 10272-2050. If you hold your ADSs through a custodian, broker or other agent, you should refer to the contact information provided by your agent.

What do I do if I have additional questions?

If you have any further questions about voting or attending the AGM, please contact Prism Cosec Limited, Company Secretary, by email at aktx@jtcir.com or by telephone at +44 20 3048 1996.

RESOLUTION 1 - STATUTORY ACCOUNTS

As a public limited company, it is a requirement under English company law that the Board of Directors lay the report of the Company’s directors and the Company’s accounts for the year ended December 31, 2025, together with the report of the statutory auditor and the strategic report (the “Statutory Accounts”) before the shareholders at a general meeting. The Statutory Accounts have been prepared in accordance with the U.K. Companies Act 2006 and International Financial Reporting Standards. The Statutory Accounts are available for download on the Company’s website (http://investor.akaritx.com/). In addition, hard copies of the Statutory Accounts may be obtained by contacting the Registrars.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR THE RESOLUTION TO RECEIVE AND ADOPT THE COMPANY’S STATUTORY

ACCOUNTS

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RESOLUTION 2 - APPROVAL OF DIRECTORS’ REMUNERATION REPORT SET FORTH IN ANNEX A

Our U.K. statutory directors’ remuneration report is set forth as Annex A to this Proxy Statement. The directors’ remuneration report includes the annual report on remuneration. This document describes in detail our remuneration policies and procedures and explains how these policies and procedures help to achieve our compensation objectives with regard to our directors and the retention of high-quality directors. Our Board of Directors and the compensation committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our Board of Directors has approved and signed the report in accordance with English law.

At the Meeting, the shareholders will vote on the annual report on remuneration. This vote is advisory and non-binding. Although non-binding, our Board of Directors and compensation committee will review and consider the voting results when making future decisions regarding our director remuneration program. Following the Meeting, and as required under English law, the directors’ annual report on remuneration will be delivered to the U.K. Registrar of Companies.

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to pass this resolution. This vote is advisory and non-binding and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. Although non-binding, our Board of Directors and compensation committee will review and consider the voting results when making future decisions regarding our director remuneration program. Following the AGM, and as required under English law, the directors’ annual report on remuneration will be delivered to the U.K. Registrar of Companies.

THE BOARD OF DIRECTORS RECOMMEND YOU VOTE

FOR APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION

SET FORTH IN ANNEX A

RESOLUTION 3: APPROVAL OF DIRECTORS’ REMUNERATION POLICY

Our U.K. statutory Directors’ Remuneration Policy is set out in pages 13 to 16 of the Directors’ Remuneration Report in Annex A. The Directors’ Remuneration Policy was last approved by shareholders at the 2023 annual general meeting and applied for a three-year period ending on the date of this Meeting. The Board, on the recommendation of the compensation committee, have therefore approved a revised Directors’ Remuneration Policy. The compensation committee has taken care to ensure that the Directors’ Remuneration Policy being put to shareholders is aligned to the Company’s purpose, values and culture, and the Board considers that appropriate remuneration plays a vital part in helping to achieve the Company’s overall objectives. The Directors’ Remuneration Policy seeks to provide compensation packages which will attract, motivate, reward and retain an executive team with the right caliber of talent, experience, and skills to lead a successful future for the Company, and is designed to provide a competitive package in comparison to companies of similar size, complexity, maturity profile and geographic presence. The Directors’ Remuneration Policy gives details of the principles on which the remuneration payable to the Directors will be determined for the next three years. In particular, the Directors’ Remuneration Policy sets out the policy of the Company with respect to the making of remuneration payments and payments for loss of office to the Directors.

If Resolution 3 is approved, the Directors’ Remuneration Policy will take effect from the conclusion of the Meeting and apply for a period of three years thereafter, unless changes to the Directors’ Remuneration Policy are required earlier and a new Directors’ Remuneration Policy is put to shareholder vote. If Resolution 3 is not approved, the Directors’ Remuneration Policy approved in 2023 will continue to apply until a revised policy is approved by shareholders at a general meeting.

THE BOARD OF DIRECTORS RECOMMEND YOU VOTE

FOR APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ REMUNERATION POLICY

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RESOLUTIONS 4 TO 9 - RE-APPOINTMENT OF DIRECTORS

Under the Company’s Articles of Association, there are three classes of Board members (Class A, Class B and Class C) with each class having a specific office term. Hoyoung Huh, Robert Bazemore, James Neal, Sandip I. Patel, Samir R. Patel and Abizer Gaslightwala currently serve as Class A directors and Raymond Prudo-Chlebosz, M.D. currently serves as a Class C director. We currently do not have any Class B directors. Subject to the matters described below, Hoyoung Huh, Robert Bazemore, James Neal, Sandip I. Patel, Samir R. Patel and Abizer Gaslightwala have been nominated by the Board of Directors to be re-elected as Class A directors at the Meeting. A Class A director re-elected at the Meeting will hold office until the 2027 annual general meeting unless they resign or their seats become vacant due to death, removal, or other cause in accordance with the Articles.

In connection with resolutions 4, 5, 6, 7, 8, and 9 we set forth the biographical information for the nominees to our Board of Directors. For biographical information for the other directors, see Board of Directors and Corporate Governance.

Hoyoung Huh, MD, PhD, has served as Chairman of our board of directors since November 2024, following our merger with Peak Bio, Inc. Dr. Huh is the founder of Peak Bio Inc. (f/k/a pH Pharma) and has held positions of Chief Executive Officer and Board Chairman since founding pH Pharma in 2015. Dr. Huh is a Silicon Valley-based entrepreneur and investor in healthcare and technology-based businesses and has served as Lead Director of Pliant Therapeutics since December 2017. Dr. Huh has been involved in the formation and management of multiple biotechnology and innovation-based companies, including holding board positions. He previously served as the Chairman of the board of directors of Geron Corporation from September 2011 to December 2018 and CytomX Therapeutics, Inc. from February 2012 to December 2018 and served as a member of the board of directors of Rezolute, Inc. (f/k/a AntriaBio, Inc.) from 2013 to January 2019. He holds an A.B. in Biochemistry from Dartmouth College, an M.D. from Cornell University Medical College and a Ph.D. in Cell Biology and Genetics from Cornell University Sloan Kettering Institute.

Robert Bazemore has served as a member of our board of directors since September 2024. Mr. Bazemore has spent over 30 years on the development and commercialization of novel medicines. From 2015 to 2021, Mr. Bazemore served as the President, Chief Executive Officer and member of the Board of Directors of Epizyme, Inc., developing and launching TAZVERIK ® for patients with Follicular Lymphoma and Sarcoma while building on the company’s pipeline of promising epigenetic candidates in oncology. Prior to that, Mr. Bazemore served as the Chief Operating Officer of Synageva BioPharma Corp., where he established the company’s global commercial and medical organization to support the first product launch, helping lead the broader transition to a sustainable commercial enterprise through the company’s acquisition by Alexion Pharmaceuticals, Inc. Mr. Bazemore served in increasing levels of responsibility at Johnson & Johnson including Vice President of Centocor Ortho Biotech Sales & Marketing from 2008 to 2010 and President of Janssen Biotech, where he led the successful launches of numerous products and indications, including the US launches of the oncology therapies ZYTIGA ® and IBRUVICA ®. He was also Vice President of Global Surgery at Ethicon. Prior to Johnson & Johnson, Mr. Bazemore worked at Merck & Co. Inc., where he served in a variety of roles in medical affairs, sales and marketing, including supporting the launch of SINGULAIR ® in the U.S. Mr. Bazemore previously served on the board of Neon Therapeutics prior to its acquisition by BioNTech and served as Board Chairman for Pennsylvania BIO. Mr. Bazemore received a B.S. in Biochemistry from the University of Georgia.

James Neal, MS, MBA, has served as a member of our board of directors since November 2024, following our merger with Peak Bio, Inc. He comes to our board of directors as an experienced business professional serving as XOMA Corporation’s Chief Executive Officer and Chairman of the Board, joining that company in 2009. Mr. Neal has more than 25 years’ experience in forming and maximizing business and technology collaborations globally and in bringing novel products and technologies to market. Prior to XOMA, Mr. Neal was Acting Chief Executive Officer of Entelos, Inc., a leading biosimulation company that acquired Iconix Biosciences, a privately held company where Mr. Neal was Chief Executive Officer. At Iconix, Mr. Neal established multi-year collaborations with Bristol-Myers Squibb, Abbott Labs, Eli Lilly and the U.S. Food and Drug Administration. Mr. Neal earned his B.S. in Biology and his M.S. in Genetics and Plant Breeding from the University of Manitoba, Canada, and holds an Executive MBA degree from Washington University in St. Louis, Missouri.

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Sandip I. Patel JD, BBA, has served as a member of our board of directors since November 2024, following our merger with Peak Bio, Inc. Mr. Patel has been involved in the formation, development, growth, and successful exits of several companies in the healthcare services and technology sector, insurance, and financial services. He has served on numerous boards including AtlasClear Holdings, Inc. (NYSE: ATCH), Quantum Fintech (NYSE: QFTA), Monterey Bio (NASDAQ: MTRY), Anderen Bank, Avatar Property & Casualty, and Morton Plant Mease Hospital as a trusted advisor and entrepreneur. Additionally, he has served in executive roles with leading organizations, including American Managed Care, Orion Communities, and WellCare. Mr. Patel received his law degree from the Stetson University College of Law, and a B.B.A in Finance from the University of Georgia.

Samir R. Patel, M.D., has served as a member of our board of directors since November 2023 and previously served as Interim President and Chief Executive Officer from May 1, 2024 through April 20, 2025. Dr. Patel is founder and, since April 2017, principal of PranaBio Investments, LLC, a firm providing consulting, strategic advisory, and investment services for small cap biotechnology companies. He is also a consultant to GE Global Research, Inc., GE’s innovation engine that is creating novel products and solutions across several sectors including biomanufacturing and biotechnology, since May 2019. Dr. Patel has more than 20 years of experience in life sciences including co-founding SPEC Pharma, LLC, a company that develops and manufactures injectables used in rheumatology, obstetric, orthopedic, and veterinary applications. He holds multiple patents, has been an author on several publications and has been an investigator in numerous clinical research studies. Dr. Patel received his medical degree from the Medical College of Ohio (now University of Toledo) in Toledo, Ohio, and completed his internal medicine internship and residency, as well as rheumatology fellowship, at University of New Mexico School of Medicine Affiliated Hospitals.

Abizer Gaslightwala has served as a member of our board of directors since December 2024 and as President and Chief Executive Officer since April 21, 2025. Mr. Gaslightwala is a well-established leader in the biotechnology and pharmaceutical industry. He has a successful track record spanning over 25 years in the development and commercialization of novel medicines across a range of companies and therapeutic areas. Mr. Gaslightwala serves as the Senior Vice President and Franchise Head for Oncology at Jazz Pharmaceuticals, where he manages a portfolio of products spanning both solid and hematological malignancies. Mr. Gaslightwala has led and driven growth in several leadership roles at Amgen, Pfizer, and Johnson & Johnson. His experience spans business unit leadership, brand marketing, sales leadership, commercial pipeline planning, advanced analytics and insights, and business development. Mr. Gaslightwala also helped lead R&D strategic planning within the autoimmune/inflammation portfolio at Johnson & Johnson, as well as lead commercial planning for Remicade® and several novel pipeline molecules focused on rheumatoid arthritis, inflammatory bowel disease, psoriasis, and atopic dermatitis. Additionally, Mr. Gaslightwala advised several life science companies through his time at the Boston Consulting Group. Mr. Gaslightwala holds a BS in Chemical Engineering from Cornell University, and an MBA from the Sloan School of Management, and a MS in Chemical Engineering from the Massachusetts Institute of Technology.

The affirmative vote of the holders of a majority of the shares entitled to vote and who are present at the Meeting or represented by proxy at the Meeting will be required to re-appoint Hoyoung Huh, Robert Bazemore, James Neal, Sandip I. Patel, Samir R. Patel and Abizer Gaslightwala as Class A Directors of Akari.

THE BOARD OF DIRECTORS RECOMMEND A VOTE
FOR THE RE-APPOINTMENT OF HOYOUNG HUH, ROBERT BAZEMORE, JAMES NEAL, SANDIP I. PATEL, SAMIR R. PATEL, AND ABIZER GASLIGHTWALA AS CLASS A DIRECTORS OF AKARI, EACH OF WHOM WILL RETIRE BY ROTATION IN ACCORDANCE WITH THE ARTICLES

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RESOLUTION 10 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background to Resolution 10

Our audit committee has appointed BDO USA, P.C. to serve as our independent registered public accounting firm for the year ending December 31, 2026. The audit committee and the Board of Directors are requesting, as a matter of policy, that shareholders ratify the selection of BDO USA, P.C. The audit committee and the Board of Directors are not required to take any action as a result of the outcome of the vote on this resolution. Even if the appointment is ratified, the Board of Directors may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders. If the appointment is not ratified, the Board of Directors will consider its options.

BDO USA, P.C. has indicated its willingness to act as the Company’s auditor. A representative of BDO USA, P.C. is not expected to be present at the Meeting.

Fees for BDO USA, P.C.

The table below sets forth a summary of the fees billed to the Company by BDO USA, P.C. for professional services rendered during the financial years ended December 31, 2025 and December 31, 2024, respectively. All such services and fees were pre-approved by the audit committee, which concluded that the provision of such services was compatible with the maintenance of each firm’s independence in the conduct of its auditing functions.

Fee Category	2025	2024
Audit Fees	$514,310	$527,845
Tax Fees	-	-
Total Fees	$514,310	$527,845

Audit Fees

Audit fees represent the aggregate fees for professional services rendered by our independent registered public accounting firm for: (i) the audit of our annual consolidated financial statements, (ii) review of our interim financial statements filed on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States), and (iii) issuance of consents in connection with the filing of registration statements and related post-effective amendments.

Tax Fees

Tax fees consist of all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax compliance and reporting. No tax services were provided by BDO during the year ended December 31, 2025 and 2024.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee, or the engagement is entered into pursuant to the pre-approval procedures described below.

From time to time, the audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. All of the services described above under the headings “Audit Fees” and “Tax Fees” were pre-approved by our audit committee.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR THE RATIFICATION OF THE RE-APPOINTMENT OF BDO USA, P.C., AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2026

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RESOLUTION 11 - RE-APPOINTMENT OF STATUTORY AUDITOR

At every general meeting at which accounts are presented to shareholders, Akari is required to appoint statutory auditors to serve from the end of the meeting until the conclusion of the next general meeting at which accounts are laid before Akari shareholders. HaysMac LLP has indicated that it is willing to continue as our statutory auditor to hold office during this period. You are asked to approve their re-appointment.

The statutory auditors of an English-incorporated company are responsible for conducting the statutory audit of such company’s UK statutory accounts in accordance with the U.K. Companies Act 2006. In accordance with the U.K. Companies Act 2006, our UK statutory auditors must be appointed or re-appointed at each meeting at which the Company’s annual report and accounts are presented to our shareholders.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR RE-APPOINTMENT OF HAYSMAC LLP AS AKARI’S STATUTORY AUDITORS, TO SERVE UNTIL THE CONCLUSION OF THE NEXT GENERAL MEETING AT WHICH THE COMPANY’S ANNUAL ACCOUNTS ARE LAID BEFORE THE COMPANY’S SHAREHOLDERS

RESOLUTION 12 - AUTHORIZATION FOR THE AUDIT COMMITTEE TO DETERMINE THE STATUTORY AUDITORS’ REMUNERATION FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2026

Resolution 12 authorizes the audit committee to determine our statutory auditors’ remuneration for the financial year ending December 31, 2026.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR THE AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE OUR STATUTORY AUDITORS’ REMUNERATION FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2026

RESOLUTION 13 - TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF AKARI’S NEOs AS DISCLOSED IN THIS PROXY STATEMENT.

We are providing our shareholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. This resolution, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Act, which added Section 14A to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our executive compensation program is designed to reward value creation for shareholders and to attract, motivate, and retain our executive officers, who are critical to our success. Under this program, our NEOs are rewarded for the achievement of our short- and long-term strategic and financial goals, which we believe serves to enhance short- and long-term value creation for our shareholders. Our compensation program contains elements of cash and equity-based compensation and is designed to align the interests of our executives with those of our shareholders.

The section of this Proxy Statement entitled “Named Executive Officer Compensation,” describes in detail our executive compensation program and the decisions made by our compensation committee.

As an advisory vote, the outcome of the vote on this resolution is not binding and does not overrule any decision by the company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the company or the Board of Directors (or any committee thereof). However, our compensation committee and Board of Directors value the opinions expressed by our shareholders in their vote on this resolution and intend to consider carefully the outcome of the vote when making future compensation decisions for any NEOs.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NEOs AS DISCLOSED IN THIS PROXY STATEMENT.

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RESOLUTION 14 - TO AUTHORIZE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF ORDINARY SHARES, PURSUANT TO THE COMPANY’S ELOC PURCHASE AGREEMENT

Background

On August 29, 2025, the Company entered into the ELOC Purchase Agreement with White Lion. Pursuant to the ELOC Purchase Agreement, the Company had the right, but not the obligation, to require White Lion to purchase, from time to time, up to $25,000,000 (the “Commitment Amount”) in aggregate gross purchase price of newly issued ordinary shares, which may be exchanged for ADSs, subject to certain limitations and conditions set forth in the ELOC Purchase Agreement.

The Company does not have a right to commence any sales of ordinary shares to White Lion under the ELOC Purchase Agreement until all conditions to the Company’s right to commence sales, as set forth in the ELOC Purchase Agreement, have been satisfied, including that a registration statement covering the resale of such shares is declared effective by the SEC and the final form of prospectus is filed with the SEC.

Over the period ending on the earlier of (i) the date on which the White Lion shall have purchased ordinary shares pursuant to the ELOC Purchase Agreement for an aggregate purchase price equal to the Commitment Amount or (ii) August 29, 2028 (the “Commitment Period”), subject to the conditions of the ELOC Purchase Agreement, the Company will control the timing and amount of any sales of Ordinary Shares to the Purchaser. Actual sales of Ordinary Shares to the Purchaser under the ELOC Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the ADSs, and determinations made by the Company as to appropriate levels and sources of funding.

The purchase price of the Ordinary Shares that the Company elects to sell to the Purchaser pursuant to the ELOC Purchase Agreement will be determined based on the type of Purchase Notice issued, as follows:

●	Rapid Purchase Option 1: The lowest traded price of the ADSs on the notice date.
●	Rapid Purchase Option 2: 97% of the lowest traded price of the ADSs during the two hours following the Purchaser’s confirmed receipt of the notice.
●	Rapid Purchase Option 3: The lowest of (i) the opening price of the ADSs on the notice date, (ii) the closing price of the ADSs on the prior business day, or (iii) the volume-weighted average price (VWAP) on the notice date, with a 20% discount if the trading price is below the opening price.
●	VWAP Purchase: 97% of the lowest daily VWAP during a two-day valuation period for the first $12,500,000 of closings, and 98% thereafter.

In no event may the Company issue to the Purchaser under the ELOC Purchase Agreement more than 13,039,369,358 Ordinary Shares (the “Exchange Cap”), which equals 19.99% of the Company’s outstanding Ordinary Shares as of the Execution Date, unless the Company obtains shareholder approval to issue shares in excess of the Exchange Cap or the average price paid for all Ordinary Shares issued under the agreement is equal to or greater than the Minimum Price (as defined in the ELOC Purchase Agreement). In any event, the ELOC Purchase Agreement provides that the Company may not issue or sell any Ordinary Shares if such issuance or sale would breach any applicable Nasdaq rules.

The ELOC Purchase Agreement prohibits the Company from directing the Purchaser to purchase any Ordinary Shares if those shares, when aggregated with all other Ordinary Shares then beneficially owned by the Purchaser (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended), would result in the Purchaser beneficially owning more than 4.99% of the outstanding Ordinary Shares (the “Beneficial Ownership Limitation”), which may be increased to 9.99% at the Purchaser’s discretion upon 61 days’ prior written notice.

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As consideration for the Purchaser’s execution of the ELOC Purchase Agreement, the Company will pay a document preparation fee of $15,000, to be deducted from the proceeds related to the first Purchase Notice, and cash commitment fees of $37,500 when aggregate Purchase Notices exceed $500,000 and $87,500 (or $125,000 if $1,000,000 is reached first) when aggregate Purchase Notices exceed $1,000,000. Additionally, if the Company fails to close at least $625,000 in purchases by the 180th day after the Registration Statement’s effective date, the Company will issue ADSs, represented by Ordinary Shares, equivalent to $75,000 divided by the lowest traded ADS price during a 10-day period preceding that date (the “Commitment Shares”).

Nasdaq

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of ordinary shares (or securities convertible into or exchangeable for ordinary shares) equal to 20% or more of the ordinary shares or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the ordinary shares immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the ordinary shares for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (such price, the “Nasdaq Minimum Price”).

Effect on Current Stockholders if Resolution 14 is Approved

Each additional share of ordinary share that would be issuable to White Lion, would have the same rights and privileges as each share of our currently outstanding ordinary share. The issuance of ordinary shares to White Lion pursuant to the terms of the ELOC Purchase Agreement will not affect the rights of the holders of our outstanding ordinary shares, but such issuances will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our ordinary shares issuable to White Lion could adversely affect prevailing market prices of our shares of common stock.

Effect on Current Stockholders if the Resolution 14 is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the ELOC Purchase Agreement or any related documents, as the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve this Resolution 14 will not negate the existing terms of the documents, which will remain binding obligations of the Company.

If the stockholders do not approve this Resolution 14, the Company will be limited in its ability to issue Purchase Notices pursuant to the ELOC Purchase Agreement. The Board and the management of the Company believe that the potential to use the ELOC Purchase Agreement would provide the Company flexibility in how it implements its business plans and ultimately generates value for its shareholders.

Issuance is Subject to Further Shareholder Approval

The shareholder approval sought in Resolution 14 is being obtained solely for the purpose of complying with Nasdaq Listing Rules. Any issuance of ordinary shares pursuant to Resolution 14 remains subject to further shareholder approval pursuant to Resolutions 17 and 18 below.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR THE ELOC PURCHASE AGREEMENT PROPOSAL

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RESOLUTION 15 - TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF (I) SERIES H WARRANTS, SERIES I WARRANTS AND SERIES J WARRANTS TO PURCHASE UP TO AN AGGREGATE OF 4,411,764 ADSs PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED MAY 20, 2026 AND THE ISSUANCE OF THE ADSs AND ORDINARY SHARES UNDERLYING SUCH WARRANTS, AND (II) AN AGGREGATE OF 117,647 PLACEMENT AGENT ADSs PURSUANT TO A PLACEMENT AGENT AGREEMENT DATED MAY 20, 2026.

Background

On May 20, 2026, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (“Investors”), pursuant to which the Company agreed to sell and issue in a private placement (the “Offering”) an aggregate of 1,470,588 unregistered ADSs, each representing 80,000 of the Company’s ordinary shares (the “Shares”), or prefunded warrants in lieu thereof (“Pre-Funded Warrants”), and, in each case, Series H warrants to purchase ADS (“Series H Warrants”), Series I warrants to purchase ADS (“Series I Warrants”) and Series J warrants to purchase ADS (“Series J Warrants”, together with the Pre-Funded Warrants, the Series H Warrants and the Series I Warrants, the “Warrants,” and together with the ADSs or Pre-Funded Warrants, the “Units”). The Units consist of one ADS or Pre-Funded Warrant plus a Series H Warrant to purchase one ADS, a Series I Warrant to purchase one ADS and a Series J Warrant to purchase one ADS (Series H Warrants, Series I Warrants and Series J Warrants, together, the “Series Warrants”). The purchase price per Unit for investors purchasing ADSs and accompanying Series Warrants is equal to $3.74 (the “ADS Unit Purchase Price”). The purchase price per Pre-Funded Warrant and accompanying Series Warrants is equal to $3.739 (which represents the ADS Unit Purchase Price minus the $0.001 exercise price for such Pre-Funded Warrant).

The gross proceeds from the Offering, excluding the proceeds to be received upon exercise of the Pre-Funded Warrants, are expected to be approximately $5.5 million before deducting approximately $125,000 representing the fees and expenses of the placement agent payable by the Company. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

The Company paid Paulson Investment Company, LLC (“Paulson”) (the “Placement Agent”) a cash fee equal to 2% of the aggregate purchase price for the Units sold in the Offering and agreed to issue 117,647 ADSs (equal to 8% of the total number of ADS issued in the Offering, including any of the ADSs issuable upon exercise of the Pre-Funded Warrants) to the Placement Agent (the “Placement Agent ADSs”).

The issuance of the Series Warrants and the Placement Agent ADSs is subject to shareholder approval (“Shareholder Approval”). The Series Warrants will have an exercise price of $3.74 per ADS, and will be exercisable immediately when issued following the date of Shareholder Approval. The Pre-Funded Warrants will be exercisable immediately when issued and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

Reasons for the Private Placement Issuance Proposal

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (such price, the “Nasdaq Minimum Price”). The Series H Warrants, Series I Warrants, Series J Warrants and Placement Agent ADSs were issued in offerings which are not a public offering and which would result in the issuance of securities convertible into ordinary shares represented by ADSs equal to more than 20% of the voting power of our outstanding ordinary shares below the Nasdaq Minimum Price. Because of this, the Series H Warrants, Series I Warrants, Series J Warrants and Placement Agent ADSs may not be issued, and therefore have no value, unless shareholder approval of their issuance is obtained.

Potential Consequences if the Private Placement Issuance Proposal is Not Approved

The failure of our shareholders to approve the Private Placement Proposal will mean that the Company (i) cannot permit the issuance of the Series H Warrants, Series I Warrants, Series J Warrants and the Placement Agent ADSs, and (ii) may incur substantial additional costs and expenses.

Each Series H Warrant has an initial exercise price of $3.74 per ADSs, each Series I Warrant has an initial exercise price of $3.74 per ADSs and each Series J Warrant has an initial exercise price of $3.74 per ADSs. Accordingly, the Company could realize an aggregate of up to approximately $16.5 million in gross proceeds if the these warrants are exercised for cash.

Potential Adverse Effects of the Approval of the Private Placement Issuance Proposal

If the Private Placement Proposal is approved, existing shareholders will suffer dilution in their ownership interests in the future to the extent that the Company issues shares underlying the Series H Warrants, Series I Warrants, Series J Warrants and issues the Placement Agent ADSs. Assuming the full exercise of the Series H Warrants, Series I Warrants, Series J Warrants and issuance of the Placement Agent ADSs, an aggregate of 5,938,044 ADSs representing 475,043,520,000 ordinary shares will be outstanding, and the ownership interest of our existing shareholders would be correspondingly reduced. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our ADSs.

Issuance is Subject to Further Shareholder Approval

The shareholder approval sought in Resolution 15 is being obtained solely for the purpose of complying with Nasdaq Listing Rules. Any issuance of ordinary shares pursuant to Resolution 15 remains subject to further shareholder approval pursuant to Resolutions 17 and 18 below.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR THE PRIVATE PLACEMENT ISSUANCE PROPOSAL

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RESOLUTION 16 - TO APPROVE, FOR THE PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(B), THE POTENTIAL ISSUANCE OF SHARES IN A PRIVATE PLACEMENT OFFERING, WHICH WOULD RESULT IN A “CHANGE OF CONTROL” OF THE COMPANY.

Background

For background on the private placement offering, please refer to “Background” in Resolution 15 above.

Stockholder Approval

Stockholder approval of the issuance of Excess Shares to an Investor is required pursuant to Nasdaq Rule 5635(b).

Nasdaq Rule 5635(b)

Our ADSs are currently listed for trading on the Nasdaq Capital Market. Pursuant to Nasdaq Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of an issuer. For purposes of this rule, Nasdaq generally finds a change of control where (i) an issuance causes a stockholder or stockholder group to own or have the right to acquire 20% or more of the outstanding ordinary shares or voting power and (ii) this ownership or voting power would be the largest ownership position. On a post-transaction basis, based on 1,114,534 ADSs outstanding as of May 20, 2026 (1) assuming the full issuance of the 1,470,588 ADSs in the Offering, (2) excluding ADSs issuable upon conversion or exercise of derivative securities owned by other holders or ADSs issued under our equity incentive plans, and assuming no changes otherwise to our capitalization and (3) assuming the following Investors, individually and not in the aggregate, exercise its Warrants for the issuance of Excess Shares in full and no other Investor exercise its Warrants), Matthew Joseph Nachtrab Revocable Trust dtd 12/18/2014 and Thomas Mollick (collectively, the “Excess Share Purchasers”) would beneficially own 48% and 38% of our ADSs, respectively. As a result of the issuance of the Excess Shares, Matthew Joseph Nachtrab Revocable Trust dtd 12/18/2014 would also have the Company’s largest ownership position in terms of ownership and voting power.

While Nasdaq may deem the issuance of the Excess Shares to be a change of control for purposes of Nasdaq Listing Rule 5635(b), we do not believe that the issuance of the Excess Shares will actually result in a “change of control” of the Company for any other purpose.

Potential Adverse Effects

If our stockholders approve this proposal, up to approximately 4,010,688 ADSs, or approximately 450% (based upon the total number of ADSs outstanding as of May 20, 2026) would be issuable in conjunction with the issuance of the Excess Shares following exercise of the Warrants, so our stockholders will experience substantial dilution of their interests as a result of such conversions and exercises.

Consequences of Failure to Obtain Stockholder Approval

If our stockholders do not approve this proposal, then the aggregate number of shares of common stock issuable upon the exercise of the Warrants will be limited to no more than 19.9% of our ADSs for each Excess Share Purchaser, or 228,792 ADSs (without giving effect to the 4.99% or 9.99% blocker). Accordingly, each Excess Share Purchaser would not be able to exercise its Warrants to receive Excess Shares (unless such Excess Share Purchaser otherwise sells shares of our common stock owned by such Excess Share Purchaser whereby such issuance would not result in such Excess Share Purchaser beneficially owning (1) in excess of 19.99% of the number of shares of common stock outstanding and (2) the largest ownership position of the Company immediately after giving effect to such sale or issuance) and we may not receive up to the additional $15 million of gross proceeds if the Warrants are not exercised in full or not exercised into pre-funded warrants. Such funds would not be available to pursue the activities described below, potentially limiting our growth potential.

In such case, we may need to seek additional capital to pursue the activities described below, which may include equity issuances, assets sales, alternative debt for equity conversions or other restructuring transactions, which may not be on commercially reasonable terms and may negatively impact stockholders at that time. If we elect to seek additional capital with the issuance of new shares, it is also likely that we may again need to seek stockholder approval at a future special or annual meeting of stockholders for the issuance of those shares, may need to seek alternative means to finance the payment, or may take such other actions as the board deems advisable and in the best interests of the Company and our stockholders at that time.

Issuance is Subject to Further Shareholder Approval

The shareholder approval sought in Resolution 16 is being obtained solely for the purpose of complying with Nasdaq Listing Rules. Any issuance of ordinary shares pursuant to Resolution 16 remains subject to further shareholder approval pursuant to Resolutions 17 and 18 below.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR THE POTENTIAL CHANGE OF CONTROL PROPOSAL.

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RESOLUTION 17 - TO GENERALLY AND UNCONDITIONALLY AUTHORIZE TO ALLOT SHARES.

Under the U.K. Companies Act 2006, the Company’s directors may not allot shares, or grant rights to subscribe for or convert securities into shares, in the Company, unless they have been authorized by shareholders. The Board is seeking authority to allot, or grant rights to subscribe for or convert any securities into, shares in the Company up to an aggregate nominal value of USD 20,000 in the period to June 30, 2031. This will allow up to 4,000,000,000,000 ordinary shares of USD 0.000000005 each (corresponding to 50,000,000 ADSs) to be allotted. This resolution revokes and replaces all unexercised authorities previously granted to the directors to allot shares or grant rights to subscribe for or convert any security into shares, but without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made pursuant to such authorities. Akari, in common with other similar-sized biotechnology companies, intends to seek additional fundraisings when necessary to implement its operating plan. Failure to do so may delay research and development activities. In the light of our size and status of being a pre-revenue-generating company, the Board believes that equity financings are an appropriate method to support any potential future funding requirements. The Board believes that, in the event of an equity financing, having authorization to allot, or grant rights to subscribe for or convert securities into, our shares without needing to seek approval from shareholders at the time should allow Akari to raise funds more efficiently on the best terms available and in a timely fashion.

THE BOARD OF DIRECTORS RECOMMEND A VOTE

FOR THE APPROVAL TO GENERALLY AND UNCONDITIONALLY AUTHORIZE TO ALLOT SHARES.

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RESOLUTION 18 - TO APPROVE THE PRE-EMPTION RIGHTS PROPOSAL

Under the U.K. Companies Act 2006, the Akari Board may not allot equity securities (that is, ordinary shares or rights to subscribe for or to convert securities into ordinary shares) without first offering them to existing Akari shareholders in proportion to their existing holdings, unless they have been authorized by Akari shareholders. The Akari Board is seeking the dis-application of all pre-emption rights until, June 30, 2021 in respect of shares allotted and rights granted pursuant to the authorization proposed in the General Allotment Proposal (Resolution 17). As expressed above, if the General Allotment Proposal and this disapplication of pre-emption rights are approved, the authority to allot (and associated disapplication of pre-emption) will revoke and replace all unexercised authorities previously granted to the directors to allot equity securities for cash otherwise than in accordance with statutory pre-emption rights, but without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made pursuant to such authorities.

Pursuant to the U.K. Companies Act 2006, the Akari Board may only allot shares or grant rights over shares if authorized to do so by Akari shareholders. If so authorized, the U.K. Companies Act 2006 requires Akari, where the allotment is for cash, to offer them in the first instance to our existing shareholders in proportion to their holdings, unless the shareholders have sanctioned the disapplication of their statutory rights of pre-emption under the U.K. Companies Act 2006 in respect of such allotment or grant of rights. In practice, the operation of such pre-emption rights is onerous and can result in significant delay and additional expense to the cost of an equity fundraising. It is therefore customary for the Akari Board to seek authority from our shareholders to allot shares and dis-apply statutory pre-emption rights for cash issues of shares, or rights to subscribe for shares, up to a limit approved by our shareholders. Given Akari is solely listed on Nasdaq, and our peers, key shareholders and primary target market being the United States, the Akari Board is mindful of the fact that equivalent United States incorporated companies are not required to seek authorization from shareholders to allot shares or to offer such shares to existing shareholders on a pre-emptive basis in the event they are pursuing an equity fundraising (or other transaction requiring the allotment and issuance of shares for cash). The Akari Board considers that this may place the Company at a competitive disadvantage.

As noted in the General Allotment Proposal (Resolution 17), the Akari Board seeks authorization to allot equity securities for various reasons, including to seek additional fundraisings when necessary to implement its operating plan. The Akari Board believes that having authorization to allot equity securities or sell our shares without having to comply with statutory and any other pre-emption rights should allow Akari to raise funds more efficiently on the best terms available and in a timely fashion. The Akari Board believes that it is appropriate to avoid Akari potentially being at a competitive disadvantage as compared to our peer companies listed on Nasdaq, many of whom are incorporated in the United States. In particular, the requirement to first offer shares that Akari propose to issue for cash to all of our existing shareholders in time-consuming pro-rata rights offerings would add expense and considerably reduce the speed at which Akari could complete capital-raising activities undertaken in furtherance of our growth strategy and would potentially make it difficult for us to complete such transactions. Many of our strategic competitors are incorporated in the United States where they are not subject to restrictions on their ability to issue shares.

The Pre-emption Rights Proposal is proposed as a special resolution that will be approved if, assuming that a quorum is present (i) on a show of hands, at least 75% of shareholders present in person or by proxy and voting on the proposal vote in favor of the resolution or (ii) on a poll, at least 75% of the shares present at the Akari General Meeting in person or by proxy and voting on the proposal are voted in favor of the resolution. Any shares not present or represented by proxy (including due to the failure of a holder of ordinary shares who holds shares in “street name” through a bank, broker or other nominee to provide voting instructions with respect to any proposals at the Akari General Meeting to such bank, broker or other nominee) will have no effect on the outcome of the Pre-emption Rights Proposal, provided that a quorum is otherwise present. An abstention by any shares present or represented by proxy on the Share Issuance Proposal will not be counted as votes cast in favor or against the Pre-emption Rights Proposal but will count for the purpose of determining whether a quorum is present. Broker non-votes, if any, will have no effect on the Pre-emption Rights Proposal.

With respect to any properly completed voting instructions received by the Depositary Bank on or prior to 6:30 p.m. London time (1:30 p.m. Eastern time) on June 18, 2026, the Depositary Bank shall endeavor, insofar as practicable and permitted under applicable law, the provisions of the Deposit Agreement and the Articles, to vote or cause its custodian to vote the shares (in person or by proxy) represented by Akari ADSs in accordance with such voting instructions, for holders of ADSs as of 5:00 p.m. Eastern Time on the Akari ADS Record Date. Shares represented by Akari ADSs for which no specific voting instructions are received by Deutsche Bank from the ADS holder shall not be voted.

THE AKARI BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PRE-EMPTION RIGHTS PROPOSAL.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Structure of Our Board of Directors

Our Articles of Association provide that our business is to be managed by the Board of Directors (subject to any directions made by the members of the Company by special resolution). Our Board of Directors is divided into three classes for purposes of election (Class A Directors, who serve a one year term before being subject to re-election at the Company’s annual general meeting; Class B Directors, who serve a two year term before being subject to re-election at the annual general meeting; and Class C Directors who serve a three year term before being subject to re-election at the annual general meeting, provided also that in any two year period, a majority of the Board of Directors must stand for re-election).

Information about our Directors

Set forth below is information about each member of our board of directors, including (a) the year in which each director first became a director, (b) their age as of May 20, 2026, and (c) their positions and offices with our Company. We believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our board of directors.

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The following table provides information about those persons who currently serve as directors of the Company.

			Committee Memberships (1)
Name	Age	Relationship	Audit	Comp	N&CG	Class - Election Year
Hoyoung Huh, M.D.	57	Chair of the Board			X	Class A Director – 2026
Ray Prudo, M.D.	81	Director			X	Class C Director – 2027
Samir R. Patel, M.D.	56	Director				Class A Director – 2026
Robert Bazemore	58	Director	X	X	C	Class A Director – 2026
James Neal	70	Director	X	C		Class A Director – 2026
Sandip I. Patel	59	Director	C	X		Class A Director – 2026
Abizer Gaslightwala	52	Director				Class A Director - 2026

(1) “C” indicates Chair of applicable committee.

During the year ended December 31, 2025, there were 16 full meetings of our Board of Directors. All of our directors attended at least 75% of meetings in aggregate of the Board of Directors and meetings of the committees of which he or she was a member during the year ended December 31, 2025.

Director Nominees

The biographical information for the Class A directors in the table immediately above, including (a) their principal occupations and business experience during at least the past five years and (b) the names of other public companies for which they currently serve, or have served within the past five years, as a director, and (c) information about each director’s specific experience, qualifications, attributes, or skills that led our board of directors to conclude that such individual should serve as one of our directors, is provided in “Resolutions 4 to 9 - Re-Appointment of Directors.”

CORPORATE GOVERNANCE

Board Committees

Audit Committee

Our Board of Directors has established a formal standing audit committee. The current members of our audit committee are Mr. Patel (Chair), Mr. Bazemore, and Mr. Neal. Our Board of Directors has determined that Mr. Patel is an “audit committee financial expert” within the meaning of SEC rules and regulations. Each member of the audit committee is independent as defined under applicable rules of the Nasdaq, including the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

The Board of Directors has adopted a written audit committee charter. The composition and responsibilities of the audit committee and the attributes of its members, as reflected in its charter, are intended to be in accordance with certain listing requirements of Nasdaq and the rules of the SEC for corporate audit committees. The audit committee charter may be found in the “Investor Relations - Corporate Governance” section of our website, which is located at http://investor.akaritx.com/.

The audit committee held 8 meetings during the year ended December 31, 2025.

Compensation Committee

Our compensation committee currently consists of three members, appointed by the Board of Directors: Mr. Neal (Chair), Mr. Bazemore, and Mr. Patel, each of whom are independent within the meaning of SEC corporate governance rules of independence for purposes of the compensation committee.

The Board of Directors has adopted a written compensation committee charter. The composition and responsibilities of the compensation committee and the attributes of its members, as reflected in its charter, are intended to be in accordance with certain listing requirements of Nasdaq and the rules of the SEC for corporate compensation committees. The compensation committee charter may be found in the “Investor Relations - Corporate Governance” section of our website, which is located at http://investor.akaritx.com/.

The compensation committee held 2 meetings during the year ended December 31, 2025.

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Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of three members, appointed by our Board of Directors: Mr. Bazemore (Chair), Dr. Huh, and Dr. Prudo, all of whom are independent within the meaning of SEC corporate governance rules of independence for purposes of the nominating and corporate governance committee. None of our non-employee directors have any service contracts with us or any of our subsidiaries that provide for benefits upon termination of employment.

The Board of Directors has adopted a written nominating and corporate governance committee charter. The composition and responsibilities of the nominating and corporate governance committee and the attributes of its members, as reflected in its charter, are intended to be in accordance with certain listing requirements of Nasdaq and the rules of the SEC for corporate nominating and corporate governance committees. The nominating and corporate governance committee charter may be found in the “Investor Relations - Corporate Governance” section of our website, which is located at http://investor.akaritx.com/.

The nominating and corporate governance committee did not hold any meetings during the year ended December 31, 2025, but signed a unanimous written consent in connection with the Company’s 2025 annual shareholders meeting.

Independence of our Board of Directors

Our securities are listed on the Nasdaq Capital Market, and we use the standards of “independence” prescribed by rules set forth by Nasdaq. Under Nasdaq rules, a majority of a listed company’s board of directors must be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit committee and compensation committee be independent and satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Exchange Act. Under the applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board determined that each of Dr. Huh, Dr. Prudo, Mr. Bazemore, Mr. Neal, and Mr. Patel are independent as defined under applicable rules of the Nasdaq, and, in the case of all members of the audit and compensation committees, the independence requirements contemplated by Rule 10A-3 and Rule 10C-1 under the Exchange Act. As Mr. Gaslightwala is our President and Chief Executive Officer and Dr. Patel was our former President and Chief Executive Officer, they are not independent.

Board’s Role in Risk Oversight

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Principal Financial Officer reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm and our Principal Financial Officer. The audit committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our Board of Directors regarding these activities.

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Currently, the offices of the Chairman of the Board and the Chief Executive Officer are held by two different people. Hoyoung Huh is our independent, non-executive Chairman of the Board and Mr. Gaslightwala is our Chief Executive Officer. The Chief Executive Officer is responsible for the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the Board. We believe that separation of the positions reinforces the independence of the Board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our principal executive officer (“PEO”), principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics in the “Investor Relations - Corporate Governance” section of our website, which is located at http://investor.akaritx.com/. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of business conduct and ethics by posting such information on our website at www.akaritx.com.

Insider Trading Policy, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) could create a heightened compliance risk or the appearance of misalignment between management and shareholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. We believe it is improper and inappropriate for Company personnel to engage in short-term or speculative transactions involving the Company’s securities and therefore the Company’s insider trading policy states that our personnel and any related persons not engage in specific types of activities, including but not limited to, short sales, the placement of any standing or limit orders on the Company’s securities, use of the Company’s securities to secure a margin or other loan, transactions in straddles, collars or other similar risk reduction or hedging devices, and transactions in publicly-traded options relating to the Company’s securities, except, in each case, under limited circumstances and with prior approval of our policy administrator.

Director Nomination Process

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, including through the use of search firms or other advisors, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our Board of Directors.

Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our shareholders each year in the class of directors whose term expires at the relevant annual general meeting.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our shareholders through consideration of a number of facts and circumstances, including among other things, the skills of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors.

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Shareholder Recommendations and Nominees

Our nominating and corporate governance committee considers both recommendations and nominations for candidates to the Board of Directors from shareholders so long as such recommendations and nominations comply with our Articles of Association and applicable laws, including the rules and regulations of the SEC. Shareholders may recommend director nominees for consideration by the nominating and corporate governance committee by writing to our Company Secretary at the address below, or the Company’s registered office address from time to time, and providing evidence of the shareholder’s ownership of our ordinary shares and/or ADSs, the nominee’s name, home and business address, as well as the nominee’s detailed biographical data and qualifications for board membership, and information regarding any arrangements or understandings between the shareholder and the recommended candidate.

Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the nominating and corporate governance committee. Shareholders who desire to nominate persons directly for election to the Board of Directors at an annual general meeting of shareholders must meet the deadlines and other requirements set forth under “Additional Information.” Any vacancies on the Board of Directors occurring between our annual general meetings of shareholders may be filled by persons selected by a majority of the directors then in office, in which case any director so elected will serve until the next annual general meeting of shareholders when such director will offer himself/herself for re-appointment, or by persons elected by an ordinary resolution of the shareholders of the Company.

You may write to the nominating and corporate governance committee at:

Prism Cosec Limited

Company Secretary

Akari Therapeutics, Plc

Highdown House

Yeoman Way, Worthing

West Sussex BN99 3HH

Director Attendance at Annual General Meeting of Shareholders

Directors are expected to try to attend our annual general meeting of shareholders to the extent practicable. Dr. Prudo attended our 2025 Annual General Meeting in person.

Shareholder Communication with the Board of Directors

Any interested party with concerns about our Company may report such concerns to the Board of Directors or the chairman of our Board of Directors and nominating and corporate governance committee. Communications may be addressed to the entire Board of Directors or to any individual director. All such communications will initially be received and processed by our Company Secretary. Spam, junk mail, advertisements and threatening, hostile, illegal and similar unsuitable communications will not be delivered to the Board of Directors. Shareholders can contact members of the Board of Directors by writing care of our Company Secretary at the Company’s registered office address at Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH.

A copy of any such written communication may also be forwarded to our external legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

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Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is 844-440-0028.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers, and greater than 10% stockholders file reports with the SEC relating to their initial beneficial ownership of our securities and any subsequent changes. These reports are commonly referred to as Form 3, Form 4 and Form 5 reports. They must also provide us with copies of the reports.

Based solely on a review of the copies of such forms in our possession, and on written representations from the reporting persons, we believe that all of these reporting persons complied with their filing requirements for the fiscal year ended December 31, 2025, except with respect to the following inadvertent late filings: (i) the filing of one Form 4 for Abizer Gaslightwala, our President and Chief Executive Officer, on August 29, 2025 with respect to an equity grant which occurred on August 21, 2025 and (ii) the filing of a Form 4 for James Neal on March 16, 2026, with respect to a transaction which occurred on December 16, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 1, 2026 (except as otherwise indicated below), information we know about the beneficial ownership of our ordinary shares by:

●	each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Exchange Act, who is known by us to own beneficially more than 5% of the issued and outstanding shares of our ordinary shares;

●	each of our current directors and director nominees;

●	each of our NEOs, as set forth in the Summary Executive Compensation Table set forth below;

●	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information in the table below is not necessarily indicative of beneficial ownership for any other purpose. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. In computing the percentage ownership of each person, ordinary shares subject to options, warrants, or rights held by that person that are currently exercisable, or exercisable within 60 days after June 1, 2026, are deemed to be outstanding and beneficially owned by that person. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

To our knowledge and except as indicated in the notes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholders’ name. The percentage of ownership is based on 125,947,329,533 ordinary shares issued and outstanding on June 1, 2026. All fractional share amounts have been rounded to the nearest whole number. To our knowledge, except as noted below, no person or entity is the beneficial owner of more than 5% of the voting power of our ordinary shares.

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	Number of		Percentage of
	Ordinary Shares		Ordinary Shares
	Beneficially		Beneficially
Name and Address of Beneficial Owner(1)	Owned(2)		Owned (%)
5% Shareholders:
Hoyoung Huh and Affiliates	18,240,322,668	(3)	13.6%
PranaBio Investments LLC	9,765,840,001	(4)	7.5%
Ray Prudo and Affiliates	8,431,951,468	(5)	6.6%
Matthew Joseph Nachtrab Revocable Trust dtd 12/18/14	54,580,510,000	(12)	33.7%
Thomas Mollick	27,401,672,200	(13)	19.1%
Named Executive Officers and Directors:
Abizer Gaslightwala	6,214,505,332	(6)	4.8%
Kameel Farag	228,772,000	(7)	*
Hoyoung Huh	18,240,322,668	(3)	13.6%
Samir Patel	9,765,840,001	(4)	7.5%
Raymond Prudo-Chlebosz	8,431,951,468	(5)	6.6%
Robert Bazemore	1,289,420,668	(8)	1.0
James Neal	792,250,668	(9)	*
Sandip I. Patel	3,533,286,668	(10)	2.8%
Torsten Hombeck**	400,000	(11)	*
All current directors and executive officers as a group (9 individuals)	48,496,749,473	(14)	32.2%

* Denotes less than 1% beneficial owner.

** Denotes former named executive officer.

(1) Except as otherwise noted, the address for each person listed above is c/o Akari Therapeutics, Plc, 401 E Jackson Street, Suite 3300, Tampa, FL 33602.

(2) Our shareholders, named executive officers and directors may hold ordinary shares, ADSs or a combination of both. This column shows each holder’s beneficial ownership assuming all shares were held as ordinary shares, which may not be the case. Our ADSs are listed on The Nasdaq Capital Market under the trading symbol “AKTX.” Each ADS represents 80,000 ordinary shares.

(3) Consists of (i) 9,391,708,000 shares held of record by Dr. Huh, (ii) 1,102,316,668 shares underlying options exercisable within 60 days of June 1, 2026 granted to Dr. Huh, (iii) 103,482,000 shares underlying warrants exercisable within 60 days of June 1, 2026 (iv) 7,423,902,000 shares underlying prefunded warrants exercisable within 60 days of June 1, 2026, and (v) 218,914,000 shares held of record by Hannol Ventures LLC (“Hannol”). Excludes up to 10,995,330,000 shares underlying warrants exercisable within 60 days of June 1, 2026 issued to Dr. Huh which are subject to a 9.99% beneficial ownership limitation and with respect to which Dr. Huh disclaims beneficial ownership to the extent that any exercise of such warrants would exceed such percentage. Dr. Huh is the sole member of Hannol and exercises voting and dispositive power over the shares held of record by Hannol and may be deemed the beneficial owner of such shares. The principal office address of Hannol is 16703 Early Riser Avenue, Suite 563, Land O Lakes, FL 34638.

(4) Consists of (i) 285,336,000 shares held of record by Dr. Patel, (ii) 6,062,010,000 shares held of record by PranaBio Investments LLC (“PranaBio”), (iii) 1,620,410,001 options exercisable within 60 days of June 1, 2026 granted to Dr. Patel and (iv) 1,798,084,000 shares underlying prefunded warrants exercisable within 60 days of June 1, 2026 to PranaBio. Excludes up to (ii) 5,450,454,000 shares underlying warrants exercisable within 60 days of June 1, 2026 issued to Dr. Patel which are subject to a 9.99% beneficial ownership limitation and with respect to which Dr. Patel disclaims beneficial ownership to the extent that any exercise of such warrants would exceed such percentage. Dr. Patel is the manager of PranaBio and may be deemed the beneficial owner of the shares held of record by PranaBio. The principal office address of PranaBio is 1701 Chicon Street, Austin, TX 78745.

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(5) Consists of (i) 5,163,920,600 shares held of record by Dr. Prudo, (ii) 417,916,668 shares underlying options exercisable within 60 days of June 1, 2026 granted to Dr. Prudo, (iii) 2,010,638,000 shares underlying prefunded warrants exercisable within 60 days of June 1, 2026 (iii) 800,766,600 shares held of record by RPC Pharma Limited (“RPC”) and (iv) 38,709,600 ordinary shares held of record by Praxis Trustees Limited as trustee of The Sonic Healthcare Holding Company (“Praxis”). Excludes up to 5,721,437,500 shares underlying warrants exercisable within 60 days of June 1, 2026 issued to Dr. Prudo which are subject to a 9.99% beneficial ownership limitation and with respect to which Dr. Prudo disclaims beneficial ownership to the extent that any exercise of such warrants would exceed such percentage. Dr. Prudo controls the voting and investment decisions with respect to the shares held of record by RPC and Praxis and thereby may be deemed the beneficial owner of such shares. The principal office address of RPC is c/o Landmark Fiduciare (Suisse) SA, 6 Place des Eaux-Vives, P.O. Box 3461, Geneva, V8 1211, Switzerland. The principal office address of Praxis is P.O. Box 296, Regency Court, Glategny Esplanade, St. Peter Port, Guernsey, GY1 4NA.

(6) Consists of (i) 614,856,000 shares held of record by Mr. Gaslightwala (ii) 733,333,332 shares underlying options exercisable within 60 days of June 1, 2026, (iii) 2,165,302,000 shares underlying prefunded warrants exercisable within 60 days of June 1, 2026, and (iv) 2,701,014,000 shares underlying warrants exercisable within 60 days of June 1, 2026.

(7) Consists of (i) 129,792,000 shares issuable to Mr. Farag, (ii) 49,490,000 shares underlying prefunded warrants exercisable within 60 days of June 1, 2026, and (iii) 49,490,000 shares underlying warrants exercisable within 60 days of June 1, 2026.

(8) Consists of (i) 89,284,000 shares held of record by Mr. Bazemore and (ii) 402,916,668 shares underlying options exercisable within 60 days of June 1, 2026, (iii) 309,326,000 shares underlying prefunded warrants exercisable within 60 days of June 1, 2026, and (iv) 487,894,000 shares underlying warrants exercisable within 60 days of June 1, 2026.

(9) Consists of (i) 41,144,000 shares held of record by Mr. Neal, (ii) 691,416,668 shares underlying options exercisable within 60 days of June 1, 2026 (iii) 11,132,000 shares underlying prefunded warrants exercisable within 60 days of June 1, 2026, and (iv) 48,558,000 shares underlying warrants exercisable within 60 days of June 1, 2026.

(10) Includes (i) 992,998,000 shares held of record by Mr. Patel, (ii) 632,716,668 shares underlying options exercisable within 60 days of June 1, 2026, (iii) 804,252,000 shares underlying prefunded warrants exercisable within 60 days of June 1, 2026, (iv) 982,820,000 shares underlying warrants exercisable within 60 days of June 1, 2026, (v) 12,500,000 shares held of record by TT Insurance Investment LLC (“TTI”), (vi) 27,802,000 ordinary shares held of record by Innovative Lifesci Investments LLC (“Innovative Lifesci”), (vii) 39,760,000 ordinary shares held of record by Quest Bio LLC (“Quest”) and (viii) 40,438,000 ordinary shares held of record by Davis Island Ventures LLC (“Davis Island”). Mr. Patel, as the managing member of TTI, Innovative Lifesci, Quest Bio and Davis Island, exercises voting and dispositive power with respect to the ordinary shares held by such entities and therefore may be deemed to beneficially own the shares held of record by such entities. The principal office address of each of TTI, Innovative Lifesci and Quest is 4631 W El Prado Blvd., Tampa, FL 33629.

(11) Represent shares held of record by Mr. Hombeck.

(12) Consists of (i) 18,482,960,000 ordinary shares held by the shareholder, (ii) 2,122,014,000 ordinary shares underlying warrants issued in May 2024, (iii) 1,176,470,000 ordinary shares underlying warrants issued in November 2024, (iii) 12,684,986,000 ordinary shares underlying warrants issued in March 2025 and (iv) 20,114,080,000 ordinary shares underlying pre-funded warrants issued in May 2026. All warrants held by Matthew Joseph Nachtrab Revocable Trust dtd 12/18/14 are subject to a 9.99% beneficial ownership limitation. The address for the Matthew Joseph Nachtrab Revocable Trust dtd 12/18/14 is 116 Adalia Avenue, Tampa, Florida 33606.

(13) Consists of (i) 9,669,680,00 ordinary shares held by the shareholder, (ii) 20,250,000 ordinary shares underlying warrants issued in December 2021, (iii) 27,096,200 ordinary shares underlying warrants issued in March 2022, (iv) 10,000,000 ordinary shares underlying warrants issued in September 2022, (v) 530,502,000 ordinary shares underlying warrants issued in May 2024, (vi) 1,176,470,000 ordinary shares underlying warrants issued in November 2024, (vii) 3,908,794,000 ordinary shares underlying warrants issued in and (viii) 12,058,880,000 ordinary shares underlying pre-funded warrants issued in May 2026. All warrants held by Thomas Mollick are subject to a 9.99% beneficial ownership limitation. The address for Thomas Mollick is 10325 Happy Hollow Avenue, Odessa, FL 33556.

(14) Includes (i) 23,820,546,800 ordinary shares, (ii) 5,601,026,673 ordinary shares underlying outstanding stock options that are exercisable within 60 days of June 1, 2026, (ii) 129,792,000 ordinary shares issuable upon settlement of restricted stock award grants, (iii) prefunded warrants exercisable to purchase 14,572,126,000 ordinary shares, and (iv) warrants exercisable to purchase 4,373,258,000, which are held by our directors and NEOs as a group.

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CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Other than the compensation agreements and other arrangements described under “Executive Compensation” and the transactions described below, since January 1, 2025, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a participant in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at December 31, 2025 and 2024, as applicable) and in which any related person, had, or will have, a direct or indirect material interest.

December 2025 Offering

On December 16, 2025, we entered into a securities purchase agreement with certain institutional investors providing for the issuance and sale, in a registered direct offering (“Registered Direct Offering”), of 10,043,774 ADSs. The ADSs have been offered and sold together with Series G warrants (“Series G Warrants”) to purchase up to an aggregate of 10,043,774 ADSs, which were issued in a concurrent private placement. The Series G Warrants are exercisable commencing on the effective date of shareholder approval (“Shareholder Approval”) of the issuance of the ADSs issuable upon exercise of the Series G Warrants (“Shareholder Approval Date”), which was obtained on March 2, 2026, of the issuance of the ADSs issuable upon exercise of the Series G Warrants and the pre-funded warrants (“December 2025 Pre-Funded Warrants”) and will have a 5-year term from the Shareholder Approval Date. The combined purchase price per ADS and accompanying Series G Warrant sold in the Registered Direct Offering is $0.3883.

In a concurrent private placement, pursuant to a securities purchase agreement dated as of December 16, 2025, the Company agreed to issue to directors and officers of the Company (i) unregistered December 2025 Pre-Funded Warrants to purchase an aggregate of 2,563,713 ADSs at an exercise price per ADS of $0.00001, and (ii) accompanying Series G Warrants to purchase an aggregate of 2,563,713 ADSs, at a combined purchase price of $0.4041 per December 2025 Pre-Funded Warrant and Series G Warrant. The private placement closed on December 23, 2025.

December 2025 Note Exchange

On December 16, 2025, we entered into privately negotiated note cancellation and exchange agreement (the “Exchange Agreements”) with each holder of the August 2025 Notes (defined below) to exchange the total outstanding principal amount of $1,888,750 for (i) Pre-Funded Warrants to purchase up to an aggregate of 4,673,963 ADSs (“Note Exchange Pre-Funded Warrants”) and (ii) unregistered note exchange warrants to purchase up to an aggregate of 4,673,963 ADSs (“Note Exchange Warrants”). The Note Exchange Pre-Funded Warrants have an exercise price of $0.00001 per ADS, will be immediately exercisable following the Shareholder Approval, and will not expire until fully exercised. The Note Exchange Warrants are exercisable commencing on the Shareholder Approval Date for a term of five years following the Shareholder Approval Date and have an exercise price of $0.4041 per ADS. The Exchange closed on December 17, 2025.

Interim Chief Financial Officer Agreement

On October 22, 2025, we entered into a consulting agreement with Mr. Kameel Farag and KDF Ventures LLC, as amended on October 31, 2025, pursuant to which Mr. Farag will serve as our Interim Chief Financial Officer, effective on October 22, 2025. See “Executive Compensation” in this Proxy Statement for more information.

August 2025 Notes, Related Party

In August 2025, we issued unsecured promissory notes with a 20% original issuance discount (each a “August 2025 Note” and together, the “August 2025 Notes”) to certain investors, including our directors. In connection with the issuance and sale of the August 2025 Notes, we agreed to extend the expiration date of Series A warrants (the “Series A Warrants”) held by August 2025 Note investors, previously issued in the March 2025 Private Placement (as defined below), by 48 months from the original date of expiration (the “Warrant Amendment Agreements”).

We closed the August 2025 Note Offering with investors and our directors in three tranches and issued August 2025 Notes with an aggregate purchase price of $3,011,000 and an aggregate principal amount of $3,763,750, of which we issued our directors August 2025 Notes with an aggregate purchase price of $1,511,000 and an aggregate principal amount of $1,888,750 (inclusive of a note exchange with the our Chairman, Dr. Hoyoung Huh, as outlined above). The August 2025 Notes issued to related parties have maturity dates ranging from August 15, 2026 through August 18, 2026, depending on the date of issuance, at which time the principal amount is due and payable. The terms of the August 2025 Notes provided for accelerated payment of the outstanding principal amount in the event of a default as defined in the August 2025 Note.

We also entered into Warrant Amendment Agreements with the recipients of such August 2025 Notes, which extended the expiration date of certain Series A Warrants held by related parties to purchase 1,928,569 ADSs to March 6, 2030 and 44,642 ADSs to April 25, 2030.

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President and Chief Executive Officer Agreement

On March 14, 2025, we entered into the Gaslightwala Employment Agreement with Mr. Abizer Gaslightwala, pursuant to which Mr. Gaslightwala serves, from and after April 21, 2025, as our President and Chief Executive Officer. Mr. Gaslightwala receives a base salary, is eligible for an annual cash bonus target, and is entitled to receive share-based payment compensation based on time service and the achievement of specific performance criteria. See “Executive Compensation” in this Annual Report for more information.

March 2025 Private Placement

On March 2, 2025, we entered into a securities purchase agreement with certain investors and all directors (the “March 2025 Purchase Agreement”), pursuant to which we agreed to sell and issue in a private placement (the “March 2025 Offering”), an aggregate of 6,637,626 ADSs, or prefunded warrants in lieu of all or a portion thereof (the “March 2025 Pre-Funded Warrants”), and, in each case, Series A Warrants and Series B Warrants (the Series A Warrants and Series B Warrants, together, the “March 2025 Warrants”, and together with the ADSs or March 2025 Pre-Funded Warrants, the “Units”). The Series A Warrants have a one-year term, and the Series B Warrants have a five-year term from the date of issuance.

The Units were structured as follows: (i) for investors committing less than $1.0 million in the March 2025 Offering, or Tier 1 Investors: one ADS or March 2025 Pre-Funded Warrant, a Series A Warrant to purchase one ADS, and a Series B Warrant to purchase one ADS; (ii) for investors committing at least $1.0 million but less than $3.0 million in the March 2025 Offering, or Tier 2 Investors: one ADS or March 2025 Pre-Funded Warrant, a Series A Warrant to purchase 1.25 ADSs, and a Series B Warrant to purchase one ADS; and (iii) for investors committing $3.0 million or more in the March 2025 Offering, or Tier 3 Investors: one ADS or March 2025 Pre-Funded Warrant, a Series A Warrant to purchase 1.5 ADSs, and a Series B Warrant to purchase one ADS.

The purchase price per Unit for investors purchasing ADSs was $0.87 plus (a) $0.25 for Tier 1 Investors, (b) $0.28125 for Tier 2 Investors, or (c) $0.3125 for Tier 3 Investors (the “ADS Unit Purchase Price”). The purchase price per Unit for investors purchasing March 2025 Pre-Funded Warrant and accompanying Series A and Series B Warrants was $0.67 (representing the ADS Unit Purchase Price minus the $0.20 exercise price for such March 2025 Pre-Funded Warrant) plus (a) $0.25 for Tier 1 Investors, (b) $0.28125 for Tier 2 Investors, or (c) $0.3125 for Tier 3 Investors (the “Pre-Funded Unit Purchase Price”).

As part of the March 2025 Offering, the Company’s Chairman, Dr. Hoyoung Huh, purchased $1.0 million of Units, with the purchase price thereof satisfied through cancelling and extinguishing $1.0 million of notes previously issued to him by the Company (the “March 2025 Note Termination”).

The net proceeds from the March 2025 Offering, after deducting placement agent fees and other offering expenses payable by us, were approximately $5.6 million, net of the $1.0 million from the March 2025 Note Termination.

The placement agent, Paulson Investment Company, LLC, received a cash commission of approximately $0.4 million and was issued ADSs representing three percent (3%) of the total number of ADSs issued in the March 2025 Offering, including ADSs issuable upon exercise of the Pre-Funded Warrants, but excluding the ADSs issued in connection with the March 2025 Note Termination. The estimated fair value of these ADSs was approximately $0.2 million.

Dr. Huh Notes

Pursuant to the acquisition of Peak Bio, which closed on November 14, 2024, we assumed certain notes payable due to Dr. Huh, the Company’s Chairman of the Board.

We assumed two notes in the amount of a total of $0.9 million, which were entered into in May and August 2021 (the “2021 Notes”) and had a one-year maturity date from date of issuance. The 2021 Notes carried an interest rate of 1.0% per annum. We also assumed a note in the amount of $0.75 million, which was entered into in January 2024 (the “January 2024 Note”) and had an original maturity date of January 23, 2025 which was extended to December 31, 2025 on April 1, 2025. The January 2024 Note carried an interest rate of 15% per annum.

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In March 2025, in connection with the March 2025 Private Placement, Dr. Huh’s 2021 Notes including accrued interest, and a portion of his January 2024 Note, aggregating to $1.0 million were cancelled, extinguished and paid in full for an equal amount of Ordinary Shares and warrants of the Company.

In August 2025, in connection with the August 2025 Notes Offering, Dr. Huh agreed to purchase an August 2025 Note with a principal amount of $1,250,000 for a purchase price of $1,000,000, with the purchase price thereof to be satisfied through his agreement to cancel and extinguish $837,433 of outstanding principal and accrued interest under January 2024 Note plus cash of $162,567.

As of December 31, 2025, the balance due to Dr. Huh related to the assumed 2021 Notes and January 2024 Note was $0.

Interim CEO Agreement

On December 12, 2024, our board of directors approved the appointment of Dr. Patel to Chief Executive Officer and principal executive officer, effective December 16, 2024. There were no changes to Dr. Patel’s revised compensation as provided for under the September 16, 2024 Interim CEO Amendment Agreement, described below, following Dr. Patel’s appointment as President and Chief Executive Officer on December 16, 2024.

On May 31, 2024, we and Dr. Patel entered into an Interim Chief Executive Officer Agreement, effective as of May 1, 2024 (the “Interim CEO Agreement”). Pursuant to the Interim CEO Agreement, Dr. Patel served as our Interim President and Chief Executive Officer as an independent contractor on an at-will basis. The Interim CEO Agreement could be terminated by us immediately for any reason. As the sole compensation for services provided under the Interim CEO Agreement, Dr. Patel was paid $50,000 per month in the form of fully vested ordinary shares. On September 16, 2024, we entered into an amendment to the Interim CEO Agreement (the “Amendment”), effective July 1, 2024, to revise Dr. Patel’s compensation in connection with the services as Interim President and Chief Executive Officer. Pursuant to the Amendment, in lieu of receiving the stated monthly compensation of $50,000 in the form of fully vested ordinary shares, Dr. Patel is paid in the form of fully vested NQSOs, with the number of ADSs underlying each such monthly NQSOs grant equal to two times the number determined by dividing (i) $50,000 by (ii) the closing price of our ADSs on the Nasdaq Capital Market on the last day of each month (or partial month) Dr. Patel serves as our Interim President and Chief Executive Officer.

During the year ended December 31, 2025, we recognized approximately $0.3 million in non-cash stock-based compensation costs pursuant to the Interim CEO Agreement, as amended, pertaining to NQSOs granted to Dr. Patel to purchase 400,896 ADSs, the equivalent of 801,792,000 ordinary shares at a weighted average exercise price of $1.17 per ADS, the equivalent of $0.000585 per ordinary share.

May 2024 Convertible Notes

On May 10, 2024, we entered into unsecured convertible promissory notes (the “May 2024 Notes”) with Dr. Ray Prudo, the Company’s Chairman at the time, and its then Interim President and Chief Executive Officer and director, Dr. Samir Patel, for an aggregate of $1.0 million in gross proceeds. The May 2024 Notes bear interest at 15% per annum, which may be increased to 17% upon the occurrence of certain events of default as described therein, and the principal and all accrued but unpaid interest is due on the date that is the earlier of (a) ten (10) business days following the Company’s receipt of a U.K. research and development tax credit from HM Revenue and Customs, and (b) November 10, 2024. Provided, however, at any time or times from the date of the note and until the tenth business day prior to closing of the acquisition, the note holders are entitled to convert any portion of the outstanding and unpaid amount, including principal and accrued interest, into Company ADSs at a fixed conversion price equal to $1.59, representing the Nasdaq official closing price of the Company’s ADSs on the issuance date, subject to certain restrictions. In October 2024, the aggregate principal balance of $750,000, was repaid in cash with proceeds from the Company’s U.K. research and development tax credit from the U.K. HM Revenue and Customs. Drs. Prudo and Patel each elected to convert the $125,000 of remaining principal and accrued interest into the Company’s ADSs at a conversion price of $1.59 per ADS. The ordinary shares were issued to Drs. Prudo and Patel on April 30, 2025.

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The Doctors Laboratory

We leased office space for our former U.K. headquarters in London from The Doctors Laboratory (“TDL”), an entity with a common director through May 2025, and had incurred expenses of less than $0.1 million plus VAT during each of the years ended December 31, 2025 and 2024. We also received certain administrative services provided by TDL through October 2025 and incurred expenses of less than $0.1 million during each of the years ended December 31, 2025 and 2024. As of December 31, 2025 and 2024, we had a balance due to TDL of $0 and less than $0.1 million, respectively.

Other

In November 2024, we assumed an amount due to an entity in which our Chairman, Dr. Huh, is a director. As of December 31, 2025 and 2024, the amounts due totalled less than $0.1 million and are included in accounts payable in our consolidated balance sheets.

Policies and Procedures for Related Person Transactions

Our Board of Directors is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is our preference to avoid related party transactions.

In accordance with our audit committee charter, members of the audit committee, all of whom are independent directors, review and approve all related party transactions for which approval is required under applicable laws or regulations, including SEC and the Nasdaq Listing Rules. Current SEC rules define a related party transaction for smaller reporting companies to include any transaction, arrangement, or relationship in which we are a participant and the amount involved is the lesser of $120,000 or 1% of total assets, and in which any of the following persons has or will have a direct or indirect interest:

●	our executive officers, directors, or director nominees;

●	any person who is known to be the beneficial owner of more than 5% of our common stock;

●	any person who is an immediate family member, as defined under Item 404 of Regulation S-K, of any of our executive officers, directors, or director nominees or beneficial owners of more than 5% of our common stock; or

●	any firm, corporation, or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing persons, has a 5% or greater beneficial ownership interest.

Under our code of business conduct and ethics, our directors, officers, and employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Under our code of business conduct and ethics, a director is required to promptly disclose to our Board of Directors any potential or actual conflict of interest involving him or her. In accordance with our code of business conduct and ethics, the Board of Directors will determine an appropriate resolution on a case-by-case basis. All directors must recuse themselves from any discussion or decision affecting their personal, business, or professional interests. In addition, the audit committee is responsible for reviewing with our primary counsel the results of their review of the monitoring of compliance with our code of business conduct and ethics.

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DIRECTOR COMPENSATION

Directors who are also employees are not compensated separately for serving on our Board of Directors or any of its committees. Each of our non-employee directors receives cash compensation for his or her services. In addition, to better align the interests of our Board of Directors with our shareholders, the compensation committee considers and recommends to the Board of Directors long-term equity compensation in the form of stock options to our non-employee directors. The compensation committee periodically conducts reviews of peer company director compensation practices, including before considering changes to our director compensation program.

Under our director compensation program, each director receives an annual cash retainer for service on the Board of Directors and for service on each committee of which the director is a member. The chairperson of each committee receives a higher retainer for such service. These fees are typically paid quarterly in arrears, with the exception of the Chairman of the Board of Directors who is paid monthly. The fees paid to non-employee directors for service on the board and for service on each committee of the Board of Directors on which the director was a member during 2025 were as follows:

	Member Annual Fee	Chairperson Annual Fee
Board of Directors	$40,000	$80,000
Audit Committee	$7,875	$15,000
Compensation Committee	$5,750	$12,000
Nominating and Corporate Governance Committee	$5,750	$10,000

A non-employee director may elect to receive annual cash payments in the form of fully vested ordinary shares. During 2025, all directors elected to defer payments of their annual cash retainer and no director elected to receive his or her annual cash retainer in shares.

During 2025, each non-employee director received a one-time grant of an option to purchase 450,000,000 shares which were approved in connection with the annual general meeting of the shareholders. The options were subject to vesting with twenty-five percent vested on June 30, 2025, twenty-five percent vested on December 31, 2025, and the remainder vesting ratably on a monthly basis over twenty-four months thereafter. All non-employee directors also received a grant of an option to purchase 350,000,000 shares whereby twenty-five percent vests on March 20, 2026, and the remainder vesting ratably on a monthly basis over thirty-six months thereafter.

These awards are subject to the non-employee director’s continued service on the board of directors through such date, have a term of 10 years from date of grant, and accelerate upon a change of control.

The following table below sets forth information for the fiscal year ended December 31, 2025 regarding the compensation of our non-employee directors.

	Fees Earned ($)(1)	Option Awards ($)(2)	Total ($)
Hoyoung Huh, M.D.	85,570	463,635	549,205
Ray Prudo, M.D.	45,570	463,635	509,205
Samir R. Patel, M.D.	27,434	463,635	491,069
Robert Bazemore	63,625	463,635	527,260
James Neal	59,875	463,635	523,510
Sandip I. Patel	60,750	463,635	524,385
Abizer Gaslightwala	12,333	-	12,333

(1)	Represents cash fees earned and unpaid for service as a non-employee director for 2025.
(2)	Represents the aggregate grant date fair value of option awards made to each listed director in 2025, as computed in accordance with FASB ASC Topic 718, disregarding estimated forfeitures related to service-based vesting. See Note 8 to our consolidated financial statements included elsewhere in this Form 10-K regarding assumptions we made in determining the fair value of option awards. As of December 31, 2025, our non-employee directors held options to purchase our ordinary shares as follows: Dr Huh: 1,504,400,000 shares; Dr. Prudo: 820,000,000 shares; Dr. Patel: 2,024,160,000 shares; Mr. Bazemore: 805,000,000 shares; Mr. Neal: 1,093,500,000 shares; Mr. Patel: 1,034,800,000 shares; and Mr. Gaslightwala: 2,200,000,000 shares. Mr. Gaslightwala options to purchase 2,200,000,000 shares were granted pursuant to his employment contract on appointment as President and CEO. Dr. Patel’s options to purchase 1,219,160,000 shares were awarded pursuant to his prior role as Interim CEO. Messrs. Huh, Neal and Patel options to purchase an aggregate of 1,232,700,000 shares were assumed from the acquisition of Peak Bio Inc., which closed on November 14, 2024.

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EXECUTIVE OFFICERS OF THE COMPANY

Our currently-serving executive officers, their respective ages, positions, background and qualifications, as of June 1, 2026 are described below. Our executive officers serve until they resign, or the Board of Directors terminates their position. There are no family relationships between any of our executive officers, and there is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Abizer Gaslightwala *	52	President and Chief Executive Officer
Kameel Farag	48	Interim Chief Financial Officer

* Mr. Gaslightwala is a member of our board of directors. See “Information about our Directors” above for more information about Mr. Gaslightwala.

Abizer Gaslightwala, has served as a member of our board of directors since December 2024 and as President and Chief Executive Officer since April 21, 2025. Mr. Gaslightwala is a well-established leader in the biotechnology and pharmaceutical industry. He has a successful track record spanning over 25 years in the development and commercialization of novel medicines across a range of companies and therapeutic areas. Mr. Gaslightwala serves as the Senior Vice President and Franchise Head for Oncology at Jazz Pharmaceuticals, where he manages a portfolio of products spanning both solid and hematological malignancies. Mr. Gaslightwala has led and driven growth in several leadership roles at Amgen, Pfizer, and Johnson & Johnson. His experience spans business unit leadership, brand marketing, sales leadership, commercial pipeline planning, advanced analytics and insights, and business development. Mr. Gaslightwala also helped lead R&D strategic planning within the autoimmune/inflammation portfolio at Johnson & Johnson, as well as lead commercial planning for Remicade® and several novel pipeline molecules focused on rheumatoid arthritis, inflammatory bowel disease, psoriasis, and atopic dermatitis. Additionally, Mr. Gaslightwala advised several life science companies through his time at the Boston Consulting Group. Mr. Gaslightwala holds a BS in Chemical Engineering from Cornell University, and an MBA from the Sloan School of Management, and a MS in Chemical Engineering from the Massachusetts Institute of Technology.

Kameel Farag, has served as our Interim Chief Financial Officer since October 22, 2025. Mr. Farag has more than 20 years of financial and operational leadership in biopharma, global commercialization experience, and a proven track record scaling companies from preclinical to clinical milestones. He concurrently serves as a director of Biovie Inc. and a member of their audit committee. Prior to joining the Company, he was Chief Financial Officer, Treasurer, and Head of Compliance at Aspen Neuroscience, Inc. from 2021 to 2025 where he oversaw tripling the company’s headcount, secured over $150 million in financing, built manufacturing infrastructure and prepared the company for clinical data and a potential future public offering. Prior to that, he served as Senior Vice President, Finance at Ionis Pharmaceuticals from 2018 to 2021. In addition, Mr. Farag spent over 16 years at Amgen Inc. in a variety of finance and operational roles including Chief Financial Officer of Amgen’s Intercontinental Region from 2013 to 2018 and as its Head of International FP&A and Interim International Chief Financial Officer from 2009 to 2013. Mr. Farag holds a BA from the University of California, Santa Barbara.

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NAMED EXECUTIVE OFFICER COMPENSATION

The following table provides information regarding the total compensation awarded to, earned by, and paid to our NEOs for services rendered to us in all capacities for the fiscal years indicated.

2025 Summary Compensation Table

This section discusses the material components of the Company’s executive compensation program for our NEOs for the fiscal year ended December 31, 2025:

●	Abizer Gaslightwala, President and Chief Executive Officer

●	Kameel Farag, Interim Chief Financial Officer

●	Samir Patel, Former President and Chief Executive Officer

●	Torsten Hombeck, Former Chief Financial Officer

Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs during the years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)(5)	Stock Awards ($)(6)	Option Awards ($)(7)		All Other Compensation ($)(8)	Total ($)
Abizer Gaslightwala(1)	2025	331,061	–	–	1,332,542		–	1,663,603
President and Chief Executive Officer	2024	–	–	–	–		–	–

Kameel Farag(2)	2025	43,826	25,000	48,609	–		–	117,435
Interim Chief Financial Officer	2024	–	–	–	–		–	–

Samir R. Patel(3)	2025	–	–	–	324,985		–	324,985
Former President and Chief Executive Officer	2024	–	–	127,497	308,270		–	435,767

Torsten Hombeck(4)	2025	234,091	–	–	363,421	(9)	24,443	621,955
Former Interim Chief Financial Officer	2024	12,500	–	–	–		–	12,500

(1)	Mr. Gaslightwala served as our Chief Financial Officer, effective April 14, 2025.
(2)	Mr. Farag served as our Interim Chief Financial Officer, effective October 22, 2025.
(3)	Dr. Patel served as our Chief Executive Officer and President from December 16, 2024 through April 20, 2025, having previously served as Interim Chief Executive Officer and President effective May 1, 2024.
(4)	Dr. Hombeck served as our Chief Financial Officer from December 16, 2024 through October 10, 2025.
(5)	Amounts in respect of annual performance bonuses for the performance period ended December 31, 2025 are not calculable through the latest practicable date, since the compensation committee has not yet determined such bonuses. These bonuses are expected to be determined during the first quarter of 2026.
(6)	Represents the aggregate grant date fair value of time-based restricted stock units (“RSUs”) issued under our 2023 Equity Incentive Plan (the “2023 Plan”), as computed in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718, disregarding estimated forfeitures related to service-based vesting. See Note 8 to our consolidated financial statements included elsewhere in this Form 10-K regarding assumptions we made in determining the fair value of RSUs.
(7)	Represents the aggregate grant date fair value of options to purchase ordinary shares issued under our 2023 Plan, as computed in accordance with FASB ASC Topic 718, disregarding estimated forfeitures related to service-based vesting. See Note 8 to our consolidated financial statements included elsewhere in this Form 10-K regarding assumptions we made in determining the fair value of option awards.
(8)	For 2025, all other compensation includes the following amounts:

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Name	Company 401(k) Plan Match ($)	Separation ($)	Other ($) (a)	Total ($)
Mr. Gaslightwala	—	—	—	—
Mr. Farag	—	—	—	—
Dr. Patel	—	—	—	—
Dr. Hombeck	10,020	—	14,423	24,443

(a)	Amounts reported as “Other” in the table above represent earned and unused vacation paid upon termination of their employment with us

(9)	These options which were previously held by Dr. Hombeck were forfeited as of the date of Dr. Hombeck’s departure.

For 2024, there was no other compensation amounts to be reported.

Narrative Disclosure to Summary Compensation Table

Employment Agreements with Our NEOs

We have entered into employment agreements with each of our NEOs (or non-employee consulting services agreements in the case of Mr. Farag and Dr. Patel). All employee NEOs are at-will employees.

Mr. Abizer Gaslightwala Employment Agreement

On March 14, 2025, we entered into an Executive Offer of Employment Agreement (as amended by a subsequent Chief Executive Officer Letter Agreement, dated March 18, 2025, the “Employment Agreement”) with Mr. Abizer Gaslightwala pursuant to which Mr. Gaslightwala will serve as the President and Chief Executive Officer of the Company, effective on or around April 21, 2025 (the “Start Date”).

The Employment Agreement has an indefinite term and either party may terminate it by giving at least 30 days’ prior written notice for any reason or for no particular reason.

Under the Employment Agreement, Mr. Gaslightwala’s annual base salary is $475,000 (the “Base Salary”), which is subject to review on a periodic basis. Mr. Gaslightwala is also eligible to receive (i) an annual cash bonus with a target of 50% of the Base Salary, provided that the actual amount of such bonus shall be based on the achievement of performance goals established between Mr. Gaslightwala and the Board of Directors of the Company (the “Board”), (ii) a stock option to purchase ADS in the Company equal to 1,100,000 ADS, the equivalent of 2,200,000,000 of the Company’s Ordinary Shares, (the “Option”), and (iii) a stock option to purchase ADS in the Company equal to 600,000 ADS, the equivalent of 1,200,000,000 of the Company’s Ordinary Shares, (the “Performance Option”). The Option and the Performance Option shall be subject to Board approval and the terms and conditions of the Company’s 2023 Equity Incentive Plan. The Option shall have a four-year vesting schedule pursuant to which 25% shall vest on the twelve-month anniversary of the Grant Date and the remainder shall vest ratably on a monthly basis over the then remaining thirty-six months from the Grant Date such that it will be fully vested on the fourth anniversary of the Grant Date. The Performance Option shall vest if at least one of the following criteria is met: (a) closing of a Qualified Financing of at least $15,000,000 on or before December 31, 2025, or (b) closing of an antibody drug conjugate focused license transaction, with a minimum upfront payment of $10,000,000, on or before December 31, 2025. If neither of these criteria are met by December 31, 2025, the Performance Option will expire.

Upon termination of Mr. Gaslightwala’s employment for any reason, he will receive his earned but unpaid Base Salary and, if applicable, (i) any accrued but unused vacation, through the date of termination, and (ii) the amount of any documented expenses properly incurred on behalf of the Company prior to any such termination and not yet reimbursed (the “Accrued Obligations”).

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Upon termination of Mr. Gaslightwala’s employment without cause or by Mr. Gaslightwala with good reason, which does not occur within 12 months of a change of control, in addition to the Accrued Obligations, and subject to his timely execution of a separation agreement and release in a form and manner satisfactory to the Company, he shall be entitled to receive (i) the sum of 12 months of the Base Salary and target annual performance bonus for the same time period, payable as salary continuation and (ii) reimbursement for any monthly premium paid under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), as amended, by Mr. Gaslightwala on his behalf until the earliest of (a) 12 months following the date of termination, (b) the date on which Mr. Gaslightwala is no longer eligible to receive such coverage, or (b) the date on which Mr. Gaslightwala becomes eligible to receive similar coverage from another employer or other source. Further, Mr. Gaslightwala’s Option will continue to vest for a 6-month period from the date of termination and to the extent Mr. Gaslightwala is terminated without Cause, or he resigns for Good Reason in the first year of employment, at a minimum vest 25% of the Option shall vest on the twelfth month anniversary of the Grant Date.

Upon termination of Mr. Gaslightwala’s employment by us without cause or by Mr. Gaslightwala for good reason within 12 months of a change of control, in addition to the Accrued Obligations, and subject to his timely execution of a separation agreement and release in a form and manner satisfactory to the Company, he shall be entitled to receive (i) the sum of 1.5 times Accrued Obligations amount. Further, Mr. Gaslightwala’s Option shall immediately accelerate and become fully exercisable or nonforfeitable as of the later of (i) the date of termination or (ii) the effective date of the separation agreement and release.

The Employment Agreement also contains restrictive covenants for the Company’s benefit, and Mr. Gaslightwala is required to maintain the confidentiality of our confidential information.

Mr. Kameel Farag Consulting Services Agreement

We are party to a consulting agreement with Mr. Kameel Farag and KDF Ventures LLC, as amended on October 31, 2025, or the Farag Consulting Agreement, pursuant to which Mr. Farag will serve as our Interim Chief Financial Officer, effective on October 22, 2025.

The Farag Consulting Agreement provides for a monthly cash fee of $18,000 through the end of 2025 and a monthly cash fee of $27,000 starting January 1, 2026 through to February 15, 2026, pro-rated for any partial months. The Farag Consulting Agreement also provides for the grant of RSUs awards as follows: $4,645 in RSUs on October 22, 2025, which vested on October 31, 2025, $24,000 in RSUs on November 1, 2025 which vests on January 1, 2026 (subject to continued service through vesting) and $19,964 in RSUs on November 1, 2025, which vests on February 15, 2026 (subject to continued service through vesting). Further, in connection with certain capital raises by the Company, KDF Ventures shall be entitled to compensation payable in cash and RSUs based on a percentage of total gross proceeds, subject to maximum limits and depending on when the capital raise is completed. The Farag Consulting Agreement provides for a term end date of February 16, 2026 and is extendable on a month-to-month basis at the Company’s discretion.

Dr. Samir Patel Consulting Services Agreement

Prior to Dr. Patel’s resignation, we were a party to a consulting services agreement, effective May 1, 2024, with Dr. Patel, who served as our Interim President and Chief Executive Officer, or the Patel Agreement. Pursuant to the Patel Agreement, Dr. Patel was to be paid $50,000 per month which would be in the form of fully vested Ordinary Shares, and valued based on the closing price of the Ordinary shares on the Nasdaq Capital Market on the last day of each month (or partial month) Dr. Patel serves as President and Chief Executive Officer.

On September 16, 2024, we entered into an amendment to the Patel Agreement (the “Amended Patel Agreement”) to revise the compensation to be received. Pursuant to the Amended Patel Agreement, in lieu of receiving his stated monthly compensation of $50,000 in the form of fully vested Ordinary Shares, Dr. Patel would be paid in the form of fully vested non-qualified stock options to purchase Ordinary Shares (“NQSOs”), with the number of ADSs underlying each such monthly NQSOs grant to be equal to two times the number determined by dividing (i) $50,000 by (ii) the closing price of our ADSs on the Nasdaq Capital Market on the last day of each month (or partial month) Dr. Patel served as our President and Chief Executive Officer.

The Amended Patel Agreement includes no annual bonus provisions, no eligibility for employee benefits and no severance entitlements. Further, the Amended Patel Agreement can be terminated by us immediately for any reason.

There were no changes to the Amended Patel Agreement following Dr. Patel’s appointment as President and Chief Executive Officer on December 16, 2024.

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Dr. Torsten Hombeck Employment Agreement

Prior to Dr. Hombeck’s departure, we entered into an executive employment agreement, effective December 16, 2024, with Dr. Hombeck (the “Hombeck Agreement”). Pursuant to the Hombeck Agreement, Dr. Hombeck’s initial annual base salary is $300,000, which was subject to review and increase on an annual basis and he was eligible to receive an annual cash bonus with a target of 100% of base salary based on the achievement of performance goals established by the board of directors, in consultation with Dr. Hombeck. Further, the Hombeck Agreement provides for participation in employee benefit plans and no severance for termination of services with or without cause.

The Hombeck Agreement also contains restrictive covenants for our benefit and Dr. Hombeck is required to maintain the confidentiality of our confidential information.

Our board of directors and compensation committee review compensation annually for our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to us.

Our compensation committee is primarily responsible for determining the compensation for our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the Chief Executive Officer and recommends the compensation for the Chief Executive Officer to our board of directors for approval. Our board of directors discusses the compensation committee’s recommendation and ultimately approves the compensation of our Chief Executive Officer without members of management present.

Elements of Compensation

The compensation of our NEOs generally consists of three primary components, consisting of base salary, annual cash incentive awards, and long-term incentive-based compensation in the form of stock-based awards.

Base Salary

In 2025, since his appointment as President and Chief Executive Officer in April 2025, Mr. Gaslightwala received an annual salary of $331,061, and prior to his departure in October 2025, Dr. Hombeck received an annual salary of $234,091. Mr. Farag is a non-employee consultant and received a monthly fee of $18,000 through the end of 2025.

Annual Cash Incentives

Annual cash incentive awards provide an opportunity for additional compensation to employee NEOs if pre-established annual performance goals are attained. The annual cash incentive award targets are based on a target percentage of each employee NEO’s salary. The compensation committee generally links cash awards to the achievement of the annual corporate goals; however, the compensation committee may take into consideration unexpected corporate performance outside of the corporate goals and individual performance. The amount of the bonus paid, if any, may vary among the employee NEOs depending on individual performance, individual contribution to the achievement of our annual corporate goals.

Annual cash incentive awards for 2025 for employees, including our NEOs, were based on corporate goals related to financing, pipeline advancement, reputation, and strengthening our capabilities. For 2025, the annual cash incentive award for Mr. Gaslightwala was targeted at 50% of base salary and the annual cash incentive award for Dr. Hombeck was targeted at 100% of his base salary. Mr. Gaslightwala was eligible to receive an incentive bonus of $165,531 for 2025 and Dr. Hombeck was not eligible to receive an incentive bonus because his employment terminated in October 2025. The compensation committee has not determined cash bonuses to the employee NEOs for the year ended December 31, 2025.

Pursuant to the Farag Consulting Agreement, Mr. Farag was eligible for performance bonuses upon successful completion of a capital raise, of which fifty percent is payable in cash and the remaining fifty percent is payable in fully vested restricted stock units. In 2025, Mr. Farag was entitled to total bonuses of $25,000.

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Equity-Based Awards

Equity grants are intended as both a reward for contributing to our long-term success and an incentive for future performance. Additionally, the vesting feature of our equity awards is intended to further our goal of executive retention by providing an incentive to our NEOs to remain in our service during the vesting period. The compensation committee typically makes initial stock option awards to our employee NEOs upon commencement of employment and annual equity awards in the form of either stock options, RSUs, or a combination of stock options and RSUs, thereafter.

In 2025, we awarded equity compensation under the 2023 Plan to the NEOs as follows: (i) Abizer Gaslightwala – options to purchase 2,200,000,000 ordinary shares of which 25% shall vest on March 20, 2026 and the remainder shall vest ratably on a monthly basis over the remaining 36 months, (ii) Kameel Farag – restricted stock units for 129,792,000 ordinary shares of which 12,554,000 in restricted units vested on October 31, 2025, 64,000,000 in restricted units vested on January 1, 2026 and 53,238,000 in restricted units vests February 15, 2026, (iii) Samir R. Patel – options to purchase 801,792,000 ordinary shares which are fully vested and (iv) Torsten Hombeck – options to purchase 600,000,000 ordinary shares of which 25% shall vest on March 20, 2026 and the remainder shall vest ratably on a monthly basis over the remaining 36 months. We also awarded Mr. Gaslightwala and Dr. Hombeck performance-based stock options to purchase 1,200,000,000 ordinary shares and 400,000,000 ordinary shares, respectively, which expired on December 31, 2025. All unvested stock options granted to Mr. Hombeck were forfeited in connection with his separation. We also awarded equity compensation to Dr. Patel and Mr. Farag in accordance with the Patel Agreement and Farag Consulting Agreement, respectively.

We determine equity award amounts based on contractual obligations, competitive market factors in our industry, and the judgment of the compensation committee of the board of directors, taking into account information and recommendations provided by our independent compensation consultant. With respect to our NEO’s other than our Chief Executive Officer, the compensation committee also considers recommendations provided by our Chief Executive Officer. For the 2025 awards of stock options and RSUs to our NEOs, the primary consideration was the award amounts included in the applicable NEO’s employment and/or consulting services agreements.

Other Compensation and Benefits

We have established various employee benefit plans, including medical and 401(k) plans, in which employee NEOs are eligible to participate on the same basis as other employees. It is generally our policy not to extend perquisites to our executives that are not available to our employees generally.

401(k) Plan and Defined Contribution Pension Scheme

We have adopted an employee benefit plan under Section 401(k) of the Code for our U.S.-based employees. The 401(k) plan allows employees to make salary deferral contributions up to the statutorily prescribed annual limit under the Code. We provide matching contributions to the 401(k) plan in an amount equal to 100% of each participant’s contribution up to a maximum of 5% of the participant’s annual eligible cash compensation, subject to certain other limits.

Additionally, we have adopted a defined contribution pension scheme which allows for U.K.-based employees to make salary deferral contributions, and we contribute 10% of employee compensation to the pension plan, subject to U.K. law.

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Clawback Policy

In November 2023, our compensation committee adopted a formal clawback policy, which applies in the event we are required to prepare an accounting restatement due to any material noncompliance with any financial reporting requirement under the U.S. federal securities laws. This policy requires us to (subject to certain limited exceptions set forth in the clawback policy and permitted under the final clawback rules) recover from any of our current or former executive officers who receive incentive-based compensation (including stock options and RSUs) after the effective date of the clawback policy and during the three-year period preceding the date on which we are required to prepare an accounting restatement, the excess of what would have been paid to such executive officer under the accounting restatement.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information regarding the outstanding equity held by our NEOs as of December 31, 2025 as presented in Ordinary Shares:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Abizer Gaslightwala	—	2,200,000,000	(2)	0.00075	3/20/2035

Kameel Farag	—	—				129,792,000	18,755

Samir R. Patel	3,333,333	1,666,666	(3)	0.00156	12/29/2033
	175,080,000	—		0.00149	9/30/2034
	79,684,000	—		0.00126	10/31/2034
	162,604,000	—		0.00062	11/30/2034
	152,672,000	—		0.00066	1/3/2035
	—	350,000,000	(4)	0.00075	3/20/2035
	225,000,000	225,000,000	(5)	0.00075	3/20/2035
	649,120,000	—		0.00057	7/23/2035

Torsten Hombeck (6)	—	—				—	—

(1)	Market Value is calculated based on a price per ADS of $0.289 (equivalent to $0.0001445 per ordinary share), which was the closing price of our ADSs on December 31, 2025.
(2)	Represents the unvested portion of a stock option award with twenty-five percent vesting on March 20, 2026 and the remainder vesting ratably on a monthly basis over thirty-six months. that vests, subject to Mr. Gaslightwala’s continued employment with us through the applicable vesting date.
(3)	Represents the unvested portion of a stock option award that vests in three equal installments of 1,666,666 on the annual general meeting anticipated to be held June 30, 2026, subject to Dr. Patel’s continued service with us as a board member through the applicable vesting date.
(4)	Represents the unvested portion of a stock option award with twenty-five percent vesting on March 20, 2026 and the remainder vesting ratably on a monthly basis over thirty-six months, subject to Dr. Patel’s continued service with us as a board member through the applicable vesting date.
(5)	Represents the unvested portion of a stock option award with twenty-five percent vesting on June 30, 2025, twenty-five percent vesting on December 31, 2025, and the remainder vesting ratably on a monthly basis over twenty-four months thereafter, subject to Dr. Patel’s continued employment with us through the applicable vesting date.
(6)	All options (vested and unvested) previously held by Dr. Hombeck were either forfeited as of the date of Dr. Hombeck’s departure.

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Equity Grant Timing

Our compensation committee has generally granted equity awards on an annual basis. During 2025, our compensation committee did not take into account any material non-public information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our PEOs and Non-PEO NEOs and certain Company financial performance measures for the fiscal years listed below. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the compensation committee view the link between the Company’s performance and NEO compensation.

Year	Summary Compensation Table Total for PEO 1¹ ($)	Summary Compensation Table Total for PEO 2¹ ($)	Compensation Actually Paid to PEO 1[1,2,3] ($)	Compensation Actually Paid to PEO 2[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4] TSR($)	Net Income($ Millions)
2025	1,663,603	324,985	485,929	324,985	369,695	277,512	2.94	(17.3)
2024	N/A	435,767	N/A	435,767	436,672	417,922	4.00	(19.8)

1. Abizer Gaslightwala was our PEO from April 21, 2025, to December 31, 2025 (“PEO 1”). Samir R. Patel was our PEO from May 1, 2024, to April 21, 2025 (“PEO 2”). Our Non-PEO NEOs for each year presented are listed below.

2024	2025
Wendy DiCicco	Torsten Hombeck
Torsten Hombeck	Kameel Farag

2. The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total for the PEOs and the Average Summary Compensation Totals for the Non-PEO NEOs with certain adjustments as described in footnote 3 below.

3. Compensation Actually Paid reflects the exclusions and inclusions of certain amounts from the Summary Compensation Table Totals for the PEOs and the average for the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns of the Summary Compensation Table.

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Year	Summary Compensation Table Total for PEO 1 ($)	Exclusion of Stock Awards and Option Awards for PEO 1 ($)	Inclusion of Equity Values for PEO 1 ($)	Compensation Actually Paid to PEO 1 ($)
2025	1,663,603	(1,332,542)	154,868	485,929

Year	Summary Compensation Table Total for PEO 2 ($)	Exclusion of Stock Awards and Option Awards for PEO 2 ($)	Inclusion of Equity Values for PEO 2 ($)	Compensation Actually Paid to PEO 2 ($)
2025	324,985	(324,985)	324,985	324,985
2024	435,767	(435,767)	435,767	435,767

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	369,695	(103,008)	10,824	277,512
2024	436,672	(70,125)	51,375	417,922

The amounts in the Inclusion of Equity Values or Average Inclusion of Equity Values, as applicable, in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO 1 ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO 1 ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO 1 ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Equity Awards that Vested During Year for PEO 1 ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO 1 ($)	Total - Inclusion of Equity Values for PEO 1 ($)
2025	154,868	-	-	-	-	154,868

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO 2 ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Equity Awards that Vested During Year for PEO 2 ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO 2 ($)	Total - Inclusion of Equity Values for PEO 2 ($)
2025	-	-	324,985	-	-	324,985
2024	-	-	435,767	-	-	435,767

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	8,470	-	-	2,354	-	10,824
2024	48,335	-	-	3,040	-	51,375

4. Assumes $100 was invested in the Company for the period starting December 31, 2022 through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

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Description of Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Description of Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the two most recently completed fiscal years.

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REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act.

The Audit Committee has reviewed the audited consolidated financial statements of Akari Therapeutics Plc (the “Company”) for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Members of the Audit Committee

Sandip I. Patel, Chair

James Neal

Robert Bazemore

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DELIVERY OF PROXY MATERIALS

Our Annual Report on Form 10-K accompanies this Proxy Statement. Copies of our Annual Report and the exhibits thereto are available from the Company without charge upon written request of a shareholder. Copies of these materials are also available online through the SEC at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement and our Annual Report, by delivering a single set of proxy materials to an address shared by two or more Company shareholders or ADS holders, a practice known as “householding.” This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders or ADS holders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder or ADS holder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder or ADS holders at a shared address to which a single copy of the proxy materials was delivered. If you are an ordinary shareholder of record and prefer to receive separate copies of proxy materials either now or in the future, please contact Prism Cosec Limited, Company Secretary, by mail at Akari Therapeutics, Plc, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH or by telephone at +44 20 3048 1996. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact our depositary, Deutsche Bank, or your brokerage firm or bank, as applicable.

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN

AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.

EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN

THE ADS PROXY CARD TO DEUTSCHE BANK, THE DEPOSITARY FOR THE ADSs.

ADDITIONAL INFORMATION

U.K. Statutory Annual Accounts and Reports of the Board of Directors and Auditors of Akari Therapeutics, Plc for the financial year ended December 31, 2025

Consistent with its obligations under the U.K. Companies Act 2006, our Board of Directors will present at the AGM our U.K. statutory annual accounts and reports for the financial year ended December 31, 2025, which have been approved by and, where appropriate, signed on behalf of our Board of Directors and will be delivered to the Registrar of Companies in the United Kingdom following the AGM. A copy of our U.K. statutory directors’ remuneration report, including the annual report on remuneration, is included as Annex A to this Proxy Statement. A complete copy of our U.K. statutory annual accounts and reports, including the statutory Board of Directors report, strategic report, and auditor’s report on our U.K. accounts are available for download on the Company’s website (http://investor.akaritx.com/). In addition, hard copies may be obtained by contacting the Registrars. You will be provided an opportunity to raise questions in relation to such accounts and reports at the AGM. Full accounts and reports will be available for inspection prior to and during the AGM.

Shareholders’ Rights to Call a General Meeting

Our shareholders have the right to call a meeting of our shareholders. The U.K. Companies Act 2006 generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The U.K. Companies Act 2006 generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the U.K. Companies Act 2006 and cannot be waived by our shareholders.

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Shareholder Resolutions for 2027 Annual General Meeting

Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our Proxy Statement for our 2026 annual general meeting of shareholders, shareholder resolutions must be received by the Company at the office of the Company Secretary, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH no later than 120 days before the anniversary of the date on which we sent our proxy materials for the AGM, or February 4, 2027 . However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.

If a shareholder wishes to present a proposal at an annual general meeting but does not wish to have the proposal considered for inclusion in our Proxy Statement and proxy card, such shareholder proposal must be received by the Company at the office of the Company Secretary, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH no later than 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual general meeting, or no later than April 20, 2027 . However, if the date of the annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the prior year’s annual general meeting, the notice must be received by our Company Secretary within a reasonable time before we begin to print and send our proxy materials with respect to such annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for such annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC.

Under section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the office of the Company Secretary, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

In addition to satisfying the forgoing requirements under our articles of association and the Companies Act, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 1, 2027.

Shareholder Rights

Under section 527 of the U.K. Companies Act 2006, members meeting the threshold requirement set out in that section have the right to require us to publish on a website a statement setting out any matter relating to: (i) the audit of our accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or (ii) any circumstance connected with our auditor ceasing to hold office since the previous meeting at which annual accounts or reports were laid in accordance with section 437 of the U.K. Companies Act 2006. We may not require the shareholders requesting any such website publication to pay our expenses in complying with sections 527 or 528 of the U.K. Companies Act 2006. Where we are required to place a statement on a website under section 527 of the U.K. Companies Act 2006, we must forward the statement to our auditor not later than the time when we make the statement available on the website. The business which must be dealt with at the AGM includes any statement that we have been required, under section 527 of the U.K. Companies Act 2006, to publish on a website.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” the proxy materials. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Direct your written request to Akari Therapeutics, Plc, Highdown House, Yeoman Way, Worthing, West Sussex BN99 3HH, Attn: Prism Cosec Limited, Company Secretary. Shareholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Questions?

If you have any questions or need more information about the AGM please write to us at:

Equiniti Limited

Company Registrar

Akari Therapeutics, Plc

Highdown House

Yeoman Way, Worthing

West Sussex BN99 3HH

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ANNEX A

AKARI THERAPEUTICS, PLC

BOARD OF DIRECTORS’ REMUNERATION REPORT

FOR THE PERIOD ENDED 31 DECEMBER 2025

ANNUAL STATEMENT FROM THE CHAIR OF THE COMPENSATION COMMITTEE

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT

FOR THE YEAR ENDED 31 DECEMBER 2025

PART I - ANNUAL REPORT ON REMUNERATION

Single Total Figure of Remuneration for Each Director

The following table shows the compensation paid or accrued during the fiscal year ended 31 December 2025.

Name of Director	Salary and/or Fees ($)	Other compensation ($)	Bonus ($)	RSU Awards ($)(1)	Option Awards ($)(2)	Pension Benefits ($)(3)	2025 Total ($)	2025 Total Fixed ($)	2025 Total variable ($)
Executive Director
Abizer Gaslightwala (4)	343,394	-	-	-	1,332,542	-	1,675,936	343,394	1,332,542
Samir R. Patel, M.D. (5)	27,434	-	-	-	788,610	-	816,054	27,434	788,610
Non-Executive Director
Hoyoung Huh, M.D.	85,570	-	-	-	463,625	-	549,205	85,570	463,625
Ray Prudo, M.D.	45,570	-	-	-	463,625	-	509,205	45,570	463,625
Robert Bazemore	63,625	-	-	-	463,625	-	527,260	63,625	463,625
James Neal	59,875	-	-	-	463,625	-	523,510	59,875	463,625
Sandip I. Patel	60,750	-	-	-	463,625	-	524,385	60,750	463,625

(1) Represents the aggregate grant date fair value of time-based restricted stock units (“RSUs”) issued under our 2014 Equity Incentive Plan (the “2014 Plan”) and/or our 2023 Equity Incentive Plan (the “2023 Plan”) in accordance with IFRS 2, Share-based payment.

(2) Represents the aggregate grant date fair value of options to purchase ordinary shares issued under our 2014 Plan, our 2023 Plan and the assumed options from the Peak Bio 2022 Long Term Incentive Plan, in accordance with IFRS 2, Share-based payment.

(3) Consists of company contributions to the U.K. pension scheme or the U.S. 401k Plan.

(4) Mr. Gaslightwala began serving as our President and Chief Executive Officer on 21 April 2025. He continues to be a member of our board of directors (since 16 December 2024). Mr. Gaslightwala’s remuneration package includes an annual salary of $475,000, discretionary bonus of up to 50% annual salary and stock options to purchase ordinary shares subject to vesting conditions.

(5) Dr. Patel served as our President and Chief Executive Officer from 16 December 2024 to 20 April 2025. He continues to be a member of our board of directors (since 29 November 2023). Dr. Patel’s renumeration package of $50,000 per month was paid in the form of fully vested non-qualified stock options to purchase ordinary shares, with the number of ADSs underlying each monthly grant to be equal to two times the number determined by dividing (i) $50,000 by (ii) the closing price of our ADSs on the Nasdaq Capital Market on the last day of each month (or partial month).

A-1

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

The following table shows the compensation paid or accrued during the fiscal year ended 31 December 2024.

Name of Director	Salary and/or Fees ($)	Other compensation ($)	Bonus ($)	RSU Awards ($)(1)	Option Awards ($)(2)	Pension Benefits ($)(3)	2024 Total ($)	2024 Total Fixed ($)	2024 Total variable ($)
Executive Director
Samir R. Patel, M.D. (4)	15,138	127,497	-	-	308,270	-	450,905	15,138	435,767
Rachelle Jacques (5)	207,582	523,812	-	-	-	11,563	742,957	207,582	535,375
Non-Executive Director
Hoyoung Huh, M.D. (6)	13,770	-	-	-	529,857	-	543,627	13,770	529,857
Ray Prudo, M.D.(7)	93,059	-	-	-	10,853	-	103,912	93,059	10,853
Robert Bazemore (8)	15,104	-	-	-	6,527	-	21,631	15,104	6,527
James Neal (9)	7,868	-	-	-	220,774	-	226,642	7,868	220,774
Sandip I. Patel (9)	8,511	-	-	-	176,619	-	185,130	8,511	176,619
Abizer Gaslightwala (10)	1,796	-	-	-	-	-	1,796	1,796	-
Michael Grissinger (11)	63,203	-	-	-	-	-	63,203	63,203	-
Mohamed Wa’el Ahmed Hashad (11)	47,609	-	-	-	-	-	47,609	47,609	-
Donald Williams (11)	66,425	-	-	-	-	-	66,425	66,425	-

(1) Represents the aggregate grant date fair value of time-based restricted stock units (“RSUs”) issued under our 2014 Equity Incentive Plan (the “2014 Plan”) and/or our 2023 Equity Incentive Plan (the “2023 Plan”) in accordance with IFRS 2, Share-based payment.

(2) Represents the aggregate grant date fair value of options to purchase ordinary shares issued under our 2014 Plan, our 2023 Plan and the assumed options from the Peak Bio 2022 Long Term Incentive Plan, in accordance with IFRS 2, Share-based payment.

(3) Consists of company contributions to the U.K. pension scheme or the U.S. 401k Plan.

(4) Dr. Patel served as our interim President and Chief Executive Officer from 1 May 2024 to 15 December 2024, our President and Chief Executive Officer from 16 December 2024 to 20 April 2025 and as a member of our compensation committee since 30 January 2024. He continues to be a member of our board of directors (since 29 November 2023). Dr. Patel’s renumeration package of $50,000 per month was paid in the form of fully vested ordinary shares and valued based on the closing price of our ordinary shares on the Nasdaq Capital Market on the last day of each month (or partial month). Beginning on 16 September 2024, his monthly remuneration of $50,000 was paid in the form of fully vested non-qualified stock options to purchase ordinary shares, with the number of ADSs underlying each monthly grant to be equal to two times the number determined by dividing (i) $50,000 by (ii) the closing price of our ADSs on the Nasdaq Capital Market on the last day of each month (or partial month). The Other Compensation amount represents the fair value of the ordinary shares issued to Dr. Patel on the last day of the relevant month.

(5) Ms. Jacques stepped down as our President and Chief Executive Officer, effective 1 May 2024. On 19 August 2024, we entered into a separation agreement with Ms. Jacques, which included a one-time lump sum payment in the amount of $450,000, (ii) vesting of a portion of RSUs held by Ms. Jacques representing 276,000,000 ordinary shares and (iii) forfeiture of a portion of RSUs held by Ms. Jacques representing 482,250,000 ordinary shares. Ms. Jacques also was paid $22,500 for earned and unused vacation.

(6) Effective 14 November 2024, Dr. Huh began serving as the Chairman of our board of directors with a remuneration package of $100,000 per annum, paid in equal monthly installments.

(7) Dr. Prudo served as the Chairman of our board of directors from 1 January 2023 through 14 November 2024, with a renumeration package of $100,000 per annum, paid in equal monthly installments. Effective 14 November 2024, Dr. Prudo began serving as a director.

(8) Mr. Bazemore has served as a member of our board of directors since 17 September 2024 and serves as a member of our audit committee and compensation committee.

(9) Mr. Neal and Mr. Sandip have served as members of our board of directors since 14 November 2024, following our merger with Peak Bio. They both serve as members of our audit committee and compensation committee.

(10) Mr. Gaslightwala has served as a member of our board of directors since 16 December 2024. Effective 21 April 2025, Mr. Gaslightwala became our President and Chief Executive Officer.

(11) Former director, who resigned during the year ended 31 December 2024. Stock option awards granted to these directors in 2024 were also forfeited in 2024 and are not presented in the table.

A-2

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Incentive Plan Awards

Akari has three compensation plans under which our equity securities are authorized for issuance (the 2014 Equity Incentive Plan, the 2023 Equity Incentive Plan and the Peak Bio Inc. Long Term Incentive Plan) under which directors receive options to acquire ordinary shares in Akari. Upon effectiveness of the 2023 Plan Incentive Plan in June 2023, no further awards are available to be issued under the 2014 Plan and the Peak Bio Inc. Long Term Incentive Plan.

Options and restricted stock units granted during the fiscal year ended 31 December 2025 are as follows:

Name of Director	Award Type	Number of Awards (1)	Grant Date	Exercise Price ($)	Face Value ($) (2)	Vesting Date	Expiry Date
Abizer Gaslightwala	Option	2,200,000,000	20/03/2025	0.00075	1,332,542	(3)	20/03/2035
Samir Patel, M.D.	Option	152,672,000	03/01/2025	0.000655	69,440	(4)	03/01/2035
	Option	350,000,000	20/03/2025	0.00075	211,995	(3)	20/03/2035
	Option	450,000,000	20/03/2025	0.00075	251,640	(5)	20/03/2035
	Option	649,120,000	23/07/2025	0.000570	42,182	(4)	23/07/2035
Hoyoung Huh, M.D.	Option	350,000,000	20/03/2025	0.00075	211,995	(3)	20/03/2035
	Option	450,000,000	20/03/2025	0.00075	251,640	(5)	20/03/2035
James Neal	Option	350,000,000	20/03/2025	0.00075	211,995	(3)	20/03/2035
	Option	450,000,000	20/03/2025	0.00075	251,640	(5)	20/03/2035
Sandip I. Patel	Option	350,000,000	20/03/2025	0.00075	211,995	(3)	20/03/2035
	Option	450,000,000	20/03/2025	0.00075	251,640	(5)	20/03/2035
Robert Bazemore	Option	350,000,000	20/03/2025	0.00075	211,995	(3)	20/03/2035
	Option	450,000,000	20/03/2025	0.00075	251,640	(5)	20/03/2035
Ray Prudo, M.D.	Option	350,000,000	20/03/2025	0.00075	211,995	(3)	20/03/2035
	Option	450,000,000	20/03/2025	0.00075	251,640	(5)	20/03/2035

(1) Option and restricted stock unit awards are subject to time-based vesting conditions without performance measures or targets other than continued service until the date of vesting.

(2) These amounts represent the face value for options awards, calculated as the number of shares awarded (assuming full vesting) multiplied by the price per share implied by the market price per ADS, which is equal to the stated exercise price.

(3) The stock option award vests over four years with one fourth (1/4) vesting on 20 March 2026 and the remainder vesting ratably on a monthly basis over remaining 36 months.

(4) Stock option awards granted to Dr. Patel are 100% vested on the date of grant.

(5) The stock option award vests one fourth (1/4) on 2 June 2 2025 (the date of shareholder approval of the grant), one fourth (1/4) on 31 December 2025, and the remainder vesting ratably on a monthly basis over 24 months thereafter.

A-3

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Directors’ shareholdings

The table below shows, for each director, the total number of ordinary shares owned (by the director and connected persons), the total number of unvested restricted stock units held, the total number shares issuable upon exercise of outstanding warrants, and the total number of share options that were held and the number of share options vested as at 31 December 2025. All unvested restricted stock units and share options are subject to time-based vesting without performance measures or targets other than continued service until the date of vesting. No director exercised any share options or warrants during the year ended 31 December 2025.

Name of Director	Ordinary Shares Owned(1)	Unvested Restricted Stock Units	Share Warrants	Share Options	Vested Share Options
Executive Director
Abizer Gaslightwala	614,856,000	-	4,866,316,000	2,200,000,000	-
Samir Patel, M.D.(2)	6,347,346,000	-	7,258,538,000	2,024,160,000	1,447,493,333
Non-Executive Director
Hoyoung Huh, M.D.(3)	9,610,622,000	-	18,522,714,000	1,504,400,000	929,400,000
Ray Prudo, M.D.(4)	6,003,396,800	-	7,732,075,500	820,000,000	245,000,000
James Neal	41,144,000	-	59,690,000	1,093,500,000	518,500,000
Sandip I. Patel	1,113,498,000	-	1,787,072,000	1,034,800,000	459,800,000
Robert Bazemore	89,284,000	-	797,220,000	805,000,000	226,666,667

(1) Our shareholders, named executive officers and directors may hold ordinary shares, ADSs or a combination of both. This column shows each holder’s ownership assuming all shares were held as ordinary shares, which may not be the case. Our ADSs are listed on The Nasdaq Capital Market under the trading symbol “AKTX.” Ordinary shares are convertible to ADSs at a 2,000 to one ratio.

(2) Dr. Patel is the manager of PranaBio Investments, LLC (“PranaBio”) and may be deemed the beneficial owner of shares held of record by PranaBio. Consists of (i) 285,336,000 shares held of record by Dr. Patel, (ii) 6,062,010,000 shares held of record by PranaBio, (iii) 1,447,493,333 options exercisable granted to Dr. Patel, (iv) 1,798,084,000 shares underlying prefunded warrants to PranaBio and (v) 5,460,454,000 shares underlying warrants issued to Dr. Patel. The principal office address of PranaBio is 1701 Chicon Street, Austin, TX 78745.

(3) Consists of (i) 9,391,708,000 shares held of record by Dr. Huh, (ii) 929,400,000 shares underlying options exercisable granted to Dr. Huh, (iii) 7,423,902,000 shares underlying prefunded warrants (iii) 11,098,812,000 shares underlying warrants exercisable and (iv) 218,914,000 shares held of record by Hannol Ventures LLC (“Hannol”). Dr. Huh is the sole member of Hannol and exercises voting and dispositive power over the shares held of record by Hannol and may be deemed the beneficial owner of such shares. The principal office address of Hannol is 16703 Early Riser Avenue, Suite 563, Land O Lakes, FL 34638.

(4) Amounts include holdings of RPC Pharma Limited (“RPC Pharma”), together with Ray Prudo, M.D. and Praxis Trustees Limited as trustee of The Sonic Healthcare Holding Company (“Praxis”). Consists of (i) 5,163,920,600 shares held of record by Dr. Prudo, (ii) 245,000,000 shares underlying options exercisable granted to Dr. Prudo, (iii) 2,0,10,638,000 shares underlying prefunded warrants, (iv) 5,721,437,500 shares underlying warrants issued to Dr. Prudo, (iv) 800,766,600 shares held of record by RPC Pharma and (v) 38,709,600 ordinary shares held of record by Praxis. Voting and investment decisions with respect to shares owned by RPC Parma and Praxis are controlled by Dr. Prudo.

A-4

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Illustration of Total Shareholder Return

The following graph compares the cumulative total shareholder return on Akari’s ADSs, each representing 2,000 ordinary shares, with that of the NASDAQ Biotech Index (^NBI) from the period that Akari’s ADSs were publicly traded on The Nasdaq Capital Market through 31 December 2025. Akari selected the NASDAQ Biotech Index because Akari’s ADSs trade on The NASDAQ Capital Market and Akari believes this indicates its relative performance against a group consisting of more similarly situated companies.

A-5

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Chief Executive Total Remuneration History

The table below sets out total remuneration details for the Chief Executive Officer.

Period	Single total figure of remuneration ($)	Bonus ($)		Short-term incentive payout against maximum (1)		Option and restricted stock awards ($)		Option Awards against maximum (2)
2025 Abizer Gaslightwala (3)	331,061	-		-		1,332,542		-
2025 Samir Patel, M.D. (4)	-	-		-		324,985		-
2024 Samir Patel, M.D. (4)	-	-		-		435,767		-
2024 Rachelle Jacques (5)	207,582	-		-		658,216		-
2023 Rachelle Jacques	615,750	-		-		927,891	(6)	-
2022 Rachelle Jacques (5)	4,147,808	875,000	(5)	-		2,799,224	(7)	-
2022 Clive Richardson	802,373	657,764	(9)	-		-		-
2021 Clive Richardson	612,047	206,826		-		-		-
2020 Clive Richardson	503,941	214,960		-		-		-
2019 Clive Richardson (8)	432,408	177,028		-		-		-
2018 (David Solomon) (10)	173,611	-		-		-		-
2017 (Gur Roshwalb and David Solomon) (10)	1,338,253	119,041	(11)	100	%(12)	-		-
2016 (Gur Roshwalb)	581,250	187,500		125	%(13)	-		-

(1)	All cash bonuses to Rachelle Jacques and Clive Richardson were awarded on a discretionary annual basis, except Ms. Jacques’s sign-on bonus.

(2)	All options were awarded on a discretionary basis.

(3)	Mr. Gaslightwala appointed President and Chief Executive Officer effective 21 April 2025. Remuneration excludes fees earned as a board member prior to becoming an executive officer.

(4)	Dr. Patel served as our interim President and Chief Executive Officer from 1 May 2024 to 15 December 2024, our President and Chief Executive Officer from 16 December 2024 to 20 April 2025 He continues to be a member of our board of directors (since 29 November 2023). Remuneration excludes fees earned as a board member.

(5)	Rachelle Jacques stepped down as our President and Chief Executive Officer effective 1 May 2024 (the “Separation Date”). On 19 August 2024, we entered into a separation agreement with Ms. Jacques (the “Separation Agreement”). The Separation Agreement, in exchange for a release of claims and other agreements, acknowledgements and representations of Ms. Jacques set forth therein, provides for: (i) a one-time lump sum payment in the amount of $450,000; (ii) vesting of a portion of RSUs held by Ms. Jacques representing 276,000,000 ordinary shares; and (iii) forfeiture of a portion of RSUs held by Ms. Jacques representing 482,250,000 ordinary shares. Ms. Jacques was appointed as Akari’s Chief Executive Officer on 28 March 2022.Ms. Jacques’s 2022 bonus included a $650,000 sign-on bonus.

(6)	In addition to Ms. Jacques’s stock option awards granted during 2023, Ms. Jacques received a restricted stock awards with a grant date fair value of $729,393 in the aggregate.

(7)	In addition to Ms. Jacques’s stock option awards granted during 2022, Ms. Jacques received a restricted stock award whose grant date fair value was $253,410.

(8)	Clive Richardson was appointed Interim Chief Executive on 8 May 2018 and Chief Executive Officer on 18 July 2019.

(9)	Mr. Richardson resigned as Akari’s Chief Executive Officer and Chief Operating Officer in March 2022. Mr. Richardson received a termination payment of $657,746.

(10)	Dr. Roshwalb resigned as Akari’s Chief Executive Officer on 29 May 2017 and David Solomon was appointed as Akari’s Chief Executive Officer on 28 August 2017 and resigned 8 May 2018.

(11)	Includes a $50,000 signing bonus.

(12)	Bonus was awarded in 2017 but calculated from Dr. Solomon’s appointment on 28 August 2017.

(13)	Bonus was awarded in 2016 but calculated for a 15-month period from the date of the acquisition of Volution Immuno Pharmaceutical SA on 18 September 2015.

A-6

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Directors’ Remuneration Compared to Other Employees

The table below shows the percentage change in remuneration of each director and the parent company’s non-executive directors on a full-time equivalent basis between the year ended 31 December 2024 and the year ended 31 December 2025.

	Change in Remuneration in year ended 31 December 2024 compared with remuneration in the year ended 31 December 2025
	Salary and/or Fees		Taxable Benefits	Annual Bonus
Executive Director
Abizer Gaslightwala	19020	% (1)	-	-
Samir Patel, M.D.	81	% (2)	-	-
Rachelle Jacques	-100	% (8)	-	-
Non-Executive Director
Hoyoung Huh, M.D.	521	% (3)	-	-
Ray Prudo, M.D.	-51	% (4)	-	-
Robert Bazemore	321	% (5)	-	-
James Neal	661	% (6)	-	-
Sandip I. Patel	614	% (7)	-	-
Donald Williams	-100	% (8)	-	-
Mohamed Wa’el Ahmed Hashad	-100	% (8)	-	-
Michael Grissinger	-100	% (8)	-	-
Other Employees	14%		-	-

(1)	Mr. Gaslightwala appointed President and Chief Executive Officer effective 21 April 2025.

(2)	Dr. Patel served as our interim President and Chief Executive Officer from 1 May 2024 to 15 December 2024, our President and Chief Executive Officer from 16 December 2024 to 20 April 2025. He continues to be a member of our board of directors (since 29 November 2023).

(3)	Dr. Huh was appointed as the Chairman of our board of directors effective 14 November 2024. Increase is due to full year of service.

(4)	Dr. Prudo served as the Chairman of our board of directors from 1 January 2023 through 14 November 2024, with a renumeration package of $100,000 per annum, paid in equal monthly installments. Effective 14 November 2024, Dr. Prudo began serving as a director.

(5)	Mr. Bazemore was appointed to our board of directors effective 17 September 2024 and was appointed as chairman of our nominating and governance committee on 14 November 2024. Increase is due to full year of service.

(6)	Mr. Neal was appointed to our board of directors effective 14 November 2024 and has served as the chairman of our compensation committee since 14 November 2024. Increase is due to full year of service.

(7)	Mr. Patel was appointed to our board of directors effective 14 November 2024 and has served as the chairman of our audit committee since 14 November 2024. Increase is due to full year of service.

(8)	Ms. Jacques, Mr. Williams, Mr. Hasad and Mr. Grissinger resigned from positions in 2024 and no remuneration was received in 2025.

A-7

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Directors’ Remuneration Compared to Other Employees (continued)

The table below shows the percentage change in remuneration of each director and the parent company’s non-executive directors on a full-time equivalent basis between the year ended 31 December 2023 and the year ended 31 December 2024.

	Change in Remuneration in year ended 31 December 2023 compared with remuneration in the year ended 31 December 2024
	Salary and/or Fees		Taxable Benefits	Annual Bonus
Executive Director
Samir Patel, M.D.	309	%(1)	-	-
Rachelle Jacques	-66	%(2)	-	-
Non-Executive Director
Hoyoung Huh, M.D.	-		-	-
Ray Prudo, M.D.	-7	%(3)	-	-
Robert Bazemore	-		-	-
James Neal	-		-	-
Sandip I. Patel	-		-	-
Abizer Gaslightwala	-		-	-
James Hill, M.D.	-		-	-
Stuart Ungar, M.D.	-		-	-
David Byrne	-		-	-
Donald Williams	2	%(4)	-	-
Mohamed Wa’el Ahmed Hashad	66	%(5)	-	-
Michael Grissinger	5	%(6)	-	-
Other Employees	10%		-	-

(1)	Dr. Patel served as our interim President and Chief Executive Officer from 1 May 2024 to 15 December 2024, our President and Chief Executive Officer from 16 December 2024 to 20 April 2025 and as a member of our compensation committee since 30 January 2024. He continues to be a member of our board of directors (since 29 November 2023). Dr. Patel’s remuneration as President and Chief Executive Officer was paid in the form of our ordinary shares. Dr. Patel is paid in cash for his service as a director. The increase is due to a full year of service as a director during the year ended 31 December 2024.

(2)	Ms. Jacques stepped down as our President and Chief Executive Officer, effective 1 May 2024.

(3)	Dr. Prudo served as the Chairman of our board of directors from 1 January 2023 through 14 November 2024, with a renumeration package of $100,000 per annum, paid in equal monthly installments. Effective 14 November 2024, Dr. Prudo began serving as a director.

(4)	Mr. Williams resigned from our board of directors on 16 December 2024.

(5)	Mr. Hashad was appointed to our board of directors effective 30 June 2023 and resigned from our board of directors on 14 November 2024. Accordingly, the increase is due to a longer service period for the year ended 31 December 2024.

(6)	Mr. Grissinger was appointed as chairman of our nominating and governance committee on 30 June 2023. He resigned from our board of directors on 14 November 2024.

A-8

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Directors’ Remuneration Compared to Other Employees (continued)

The table below shows the percentage change in remuneration of each director and the parent company’s non-executive directors on a full-time equivalent basis between the year ended 31 December 2022 and the year ended 31 December 2023.

	Change in Remuneration in year ended 31 December 2022 compared with remuneration in the year ended 31 December 2023
	Salary and/or Fees		Taxable Benefits	Annual Bonus
Executive Director
Ray Prudo, M.D.	-76	%(1)	-	-100%
Rachelle Jacques	34	%(2)	-	-100%
Non-Executive Director
James Hill, M.D.	-52	%(3)	-	-
Stuart Ungar, M.D.	-52	%(3)	-	-
David Byrne	-16	%(3)	-	-
Donald Williams	15	%(4)	-	-
Mohamed Wa’el Ahmed Hashad	-		-	-
Michael Grissinger	45	%(5)	-	-
Samir Patel, M.D.	-		-	-
Other Employees	1%		-	-100%

(1)	Dr. Prudo served as our executive chairman from 2015 September through 2022 December. Effective 1 January 2023, Dr. Prudo began serving as the Chairman of our board of directors with a renumeration package of $100,000 per annum, paid in equal monthly installments.

(2)	Rachelle Jacques was appointed as Akari’s Chief Executive Officer on 28 March 2022. Accordingly, the increase is primarily due to renumeration during the year ended 31 December 2023 being for twelve months versus nine months for the year ended 31 December 2022.

(3)	Served as a director until our 2023 annual general meeting on 30 June 2023. Accordingly, the decrease is primarily due to a partial year of service for the year ended 31 December 2023.

(4)	Mr. Williams was appointed chairman of the compensation committee on 30 June 2023 which increased his annual retainer.

(5)	Mr. Grissinger was appointed to the compensation and audit committees on 1 November 2022 and our as chairman of the nominating and governance committee on 30 June 2023 which increased his annual retainer.

A-9

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Directors’ Remuneration Compared to Other Employees (continued)

The table below shows the percentage change in remuneration of each director and the parent company’s non-executive directors on a full-time equivalent basis between the year ended 31 December 2021 and the year ended 31 December 2022.

	Change in Remuneration in year ended 31 December 2021 compared with remuneration in the year ended 31 December 2022
	Salary and/or Fees		Taxable Benefits	Annual Bonus
Executive Director
Ray Prudo, M.D.	0%		-	0%
Rachelle Jacques	(1)		(1)	(1)
Clive Richardson	-78	% (2)	-3%	-100	% (2)
Non-Executive Director
James Hill, M.D.	-		-	-
Stuart Ungar, M.D.	-		-	-
David Byrne	-		-	-
Donald Williams	-		-	-
Peter Feldschreiber	-		-	-
Michael Grissinger	-		-	-
Other Employees	2%		76%	-34%

(1)	Rachelle Jacques was appointed as Akari’s Chief Executive Officer on 28 March 2022; there is no comparison.

(2)	Mr. Richardson resigned as Akari’s Chief Executive Officer and Chief Operating Officer in March 2022. Mr. Richardson received three months of salary in 2022; he did not receive a 2022 bonus.

The table below shows the percentage change in remuneration of each director and the parent company’s non-executive directors on a full-time equivalent basis between the year ended 31 December 2020 and the year ended 31 December 2021.

Change in Remuneration in year ended 31 December 2020 compared with remuneration in the year ended 31 December 2021
	Salary and/or Fees	Taxable Benefits	Annual Bonus
Executive Director
Ray Prudo, M.D.	0%	-	0%
Clive Richardson	4%	5%	-4%
Non-Executive Director
James Hill, M.D.	-	-	-
Stuart Ungar, M.D.	-	-	-
David Byrne	-	-	-
Donald Williams	-	-	-
Peter Feldschreiber	-	-	-
Michael Grissinger	-	-	-
Other Employees	11%	44%	25%

A-10

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Relative Importance of Cash Position

The following table sets forth the cash amounts as at 31 December 2025 and 31 December 2024.

Period	31 December 2025 ($)	31 December 2024 ($)	Change (%)
Cash	5,203,000	2,599,000	100%

Implementation of remuneration policy for year ending 31 December 2025

Our director remuneration, comprised of annual cash retainers and equity grants, is administered by our board of directors with the assistance of the compensation committee. The compensation committee conducts an annual review of director remuneration and makes recommendations to the board with respect thereto.

The shareholders approved our Directors Remuneration Policy on 30 June 2025 to provide a framework for the Directors’ remuneration packages. In addition, the Company has a non-executive director remuneration policy, which was amended and restated on 19 November 2015, and was subsequently amended on 29 June 2016, 26 January 2017, 23 January 2018, 8 January 2019, and on 9 January 2020. On 1 February 2023, our board resolved that the annual cash retainers would be increased by 5%, as compared to 2022. For the year ended 31 December 2025, our non-executive directors were compensated for service on our board of directors as follows:

●	an annual retainer for service as member of the board of directors of $40,000 and an annual retainer for service as chairperson of the board of directors of $80,000;

●	an annual retainer for service as a member of the compensation committee and nominating and governance committee of $5,570;

●	an annual retainer for service as a member of the audit committee of $7,875;

●	for the chairperson of the nominating and governance committee, an annual retainer of $10,000;

●	for the chairperson of the compensation committee, an annual retainer of $12,000; and

●	for the chairperson of the audit committee, an annual retainer of $15,000.

A-11

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

The following table presents the compensation (board fees and/or salaries) agreed for the upcoming fiscal year (with the agreed changes for the year ended 31 December 2025 presented as comparative information):

Director	31 December 2024	31 December 2025	Increase/ (Decrease) %(1)	31 December 2025	31 December 2026(2)	Increase/ (Decrease) %(3)
Executive Director
Abizer Gaslightwala (4)	$1,796	$343,394	19020%	$343,394	$475,000	38%
Samir R. Patel, M.D. (5)	$15,138	$27,434	81%	$27,434	$40,000	46%
Rachelle Jacques(6)	$207,582	N/A	(100)%	N/A	N/A	N/A
Non-Executive Director
Hoyoung Huh, M.D.	$13,770	$85,570	521%	$13,770	$85,570	0%
Ray Prudo, M.D.	$93,059	$45,570	(51)%	$93,059	$45,570	0%
James Neal	$7,868	$59,857	661%	$7,868	$59,875	0%
Sandip I. Patel	$8,511	$60,750	614%	$8,511	$60,570	0%
Robert Bazemore	$15,104	$63,625	321%	$15,104	$63,445	0%
Michael Grissinger	$63,203	N/A	(100)%	N/A	N/A	N/A
Mohamed Wa’el Ahmed Hashad	$47,609	N/A	(100)%	N/A	N/A	N/A
Donald Williams	$66,425	N/A	(100)%	N/A	N/A	N/A

(1)	The fees for our non-executive directors were reduced during the year ended 31 December 2025 as compared to same period in 2024. All directors are eligible to receive reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors, and our non-executive directors are also eligible to receive reimbursement, upon approval of the board of directors or a committee thereof, for reasonable out-of-pocket expenses incurred in connection with attendance at various conferences or meetings with our management.

(2)	All figures are estimates. Additional discretionary bonuses may be awarded in accordance with contractual entitlement and the remuneration policy.

(3)	There were no changes to annual retainers for our executive and non-executive directors in 2026.

(4)	Mr. Gaslightwala began serving as our President and Chief Executive Officer from 21 April 2025.

(5)	Dr. Patel served as our interim President and Chief Executive Officer from 1 May 2024 to 15 December 2024, our President and Chief Executive Officer from 16 December 2024 to 20 April 2025. He continues to be a member of our board of directors (since 29 November 2023).

(6)	Ms. Jacques was appointed as our Chief Executive Officer in March 2022. Ms. Jacques received an annual base salary of $615,750 until her departure, effective May 1, 2024.

Compensation Committee Approach to Remuneration Matters

Our board of directors and compensation committee review compensation annually for our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to our Company.

Our compensation committee is primarily responsible for determining the compensation for our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the Chief Executive Officer and recommends the compensation for the Chief Executive Officer to our board of directors for approval. Our board of directors discusses the compensation committee’s recommendation and ultimately approves the compensation of our Chief Executive Officer without members of management present.

Our compensation committee currently consists of three members, appointed by the Board of Directors: Mr. James Neal (Chair), Mr. Robert Bazemore, and Mr. Sandip I. Patel, each of whom are independent within the meaning of SEC corporate governance rules of independence for purposes of the compensation committee.

A-12

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

PART II - DIRECTORS’ REMUNERATION POLICY

This section provides information about the Directors’ Remuneration Policy (the “Policy”) of Akari. The Policy was approved at the 2023 Annual General Meeting of Shareholders (“AGM”) and will remain in effect for a period of three years thereafter, unless changes to the Policy are required earlier and a new Policy is put to shareholder vote.

The Policy seeks to provide compensation packages which will attract, motivate, reward and retain an executive team with the right caliber of talent, experience, and skills to lead a successful future for Akari. Akari’s compensation framework is designed to provide a competitive package in comparison to companies of similar size, complexity, maturity profile and geographic presence. Elements of compensation packages which are subject to performance conditions as noted in the Policy may include key performance indicators (KPIs), both financial and non-financial, which are an important component of the information needed to explain a company’s progress towards its stated goals. Other elements which are not subject to performance measures are considered an important component of attracting and retaining UK resident employees, including Executive Directors.

The table below sets out the main elements of the Policy for its Executive Directors and seeks to explain how each element of the compensation package operates:

Policy Table – Executive Directors

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics and Recovery Provisions
Base Salary	Support the recruitment and retention of Executive Officers

●     Base salary levels are set taking into account the role, responsibilities and individual’s experience in the position, performance of the individual and Akari. Market competitiveness within the Company’s peer benchmarks are utilized to “price” a job.

●     Base salaries are typically reviewed annually.

●     There is no prescribed maximum increase nor any requirement to increase salary at any time. The Company uses established salary ranges for annual merit increases

●     By exception, higher increases may be made to reflect individual circumstances. These may include significant changes in the job size or complexity and/or promotion.

● None, although overall performance of the individual is considered when setting and reviewing salaries. ● No provisions for recovery or withholding of sums as this is not performance-related.
Pension and other retirement plans	Encourages and enables executives to build savings for their retirement	● Akari typically makes contributions to pension plans (or retirement savings plans) to match prevailing local market practices.	● Currently up to 10% of salary per annum.	● None. ● No provisions for recovery or withholding of sums as this is not performance-related.
Other Benefits	Provide market competitive benefits in a cost-effective way

●     Provisions include medical insurance, life insurance, permanent health insurance, etc.

●     In exceptional circumstances, such as the relocation of an executive or for a new hire, additional benefits may be provided in the form of relocation allowance and benefits.

●     Other benefits may be offered if considered appropriate and reasonable by the Compensation Committee.

			● No prescribed maximum. The cost of benefits will vary from year to year in accordance with the cost of insuring such benefits.	● None. ● No provisions for recovery or withholding of sums as this is not performance-related.

A-13

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics and Recovery Provisions
Bonus	To reward the delivery of annual targets as well as to recognize individual contributions towards our key strategic achievements

●     Any bonus is paid in cash typically within 180 days after the end of the financial year to which it relates.

●     Performance objectives and targets are either fixed contractually or set annually and actual payout levels are determined after the year end, based on performance against targets subject to overriding discretion of the Compensation Committee.

● The maximum annual bonus payable for any financial year is 100% of target bonus, although the Compensation Committee reserves the right to vary this amount in exceptional circumstances and based on assessment of Company and individual performance and goals achievement.

●     Where performance conditions are attached to a bonus payment, targets are either fixed contractually or selected by the Compensation Committee and set annually and can include key financial, operational and/or individual objectives.

●     All assessments of performance against target is made by the Compensation Committee in its sole discretion.

●     No provisions for recovery or withholding of sums as the performance measures are considered adequate.

Equity Incentive Plan (2014 Equity Incentive Plan & 2023 Equity Incentive Plan)	To motivate and reward long-term performance in alignment with the shareholder interests and value- creation

●     Awards may be made periodically to Executive Officers in the form of options or in shares including stock appreciation rights, phantom stock awards or restricted stock units.

●     Awards typically vest over two or four years and may be subject to incremental vesting.

●     Awards to Executive Officers may be subject to performance conditions.

●     There is no specific maximum set for annual equity awards.

●     When making awards, the Compensation Committee will take into account internal grant guidelines, which have been set in reference to local market norms.

●     Where performance conditions are attached to an award, these typically include key financial, operational and/or individual objectives subject to overall Compensation Committee discretion.

●     No provisions for recovery or withholding of sums as the performance measures are considered adequate.

CSOP (UK resident employees and directors only)		● Executives are eligible to participate in the all- employee CSOP Plan under the same conditions as all other employees.	● Grant value of £60,000 or local market rules as amended from time to time.	● None. ● No provisions for recovery or withholding of sums as this is not performance-related.

A-14

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

Policy Table – Non-Executive Directors

Akari’s non-executive compensation policy is administered by its Board of Directors (the “Board”) with the assistance of the Compensation Committee. The Compensation committee periodically reviews the non-executive director compensation policy and makes recommendations to the Board.

Non-Executive Directors typically receive an annual retainer paid in cash for their service (depending on their additional membership and chairman responsibilities) and an annual grant of stock options but do not participate in the bonus plan to which Executive Officers are eligible, nor do they typically receive any other performance related payment. There are no elements of the non-executive director compensation policy which are subject to performance conditions given the necessity to maintain directors’ independence and board effectiveness in corporate governance, and accordingly there are no provisions for recovery or withholding of sums.

The table below sets out some of the features of Akari’s current non-employee director compensation policy:

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity	Performance Metrics
Annual Cash Retainer Fee	Support the recruitment and retention of Non- Executive Directors

●     Each Non-Executive Director serving on the Board receives an annual cash retainer, with additional amounts payable for acting as a chairman or a member of various committees.

●     In addition, the Chairman receive an additional cash retainer.

●     Annual cash retainers are typically payable on a quarterly basis.

●     A Non-Executive Director may elect to receive annual cash payments in the form of fully- vested ordinary shares.

			● There is no prescribed maximum increase nor any requirement to increase salary at any time.	● None.
Share Options	Strengthens the alignment to shareholders’ interests through share ownership

●     Awards may be made periodically to Non-Executive Directors in the form of market value options under the Company’s Equity Incentive Plan then in effect.

●     Awards typically vest over two or four years, may be subject to incremental vesting and to the Non-Executive Director’s continued service on the Board, have a term of 10 years from date of grant, and vesting accelerates in the case of a change of control..

●     There is no specific maximum set for annual equity awards.

●     When making awards, the Compensation Committee will take into account internal grant guidelines, which have been set in reference to local market norms.

● None.

A-15

AKARI THERAPEUTICS, PLC

DIRECTORS’ REMUNERATION REPORT (continued)

FOR THE YEAR ENDED 31 DECEMBER 2025

The foregoing is qualified in its entirety by Akari’s current non-executive director compensation policy, as may be amended from time to time

Approach to Recruitment Compensation

Akari’s policy is to pay a fair remuneration package for the role being undertaken and the experience of the individual to be appointed. Akari expects remuneration packages for Executive Directors to include base salary, targeted level of annual cash incentive, initial and ongoing equity-based awards, standard benefits and special provisions tailored to the recruiting situation, such as: sign-on bonus, reasonable relocation support and make-whole awards for remuneration forfeited from a prior employer (whether on account of cash bonuses, share awards, pension benefits or other forfeited items). The Compensation Committee retains the discretion to provide additional cash, share-based payment, benefits and other remuneration where necessary or useful to recruit new Executive Directors or to secure the ongoing service of existing Executive Directors. The remuneration package for any new non-Executive Director will be set in accordance with the terms of Akari’s nonemployee director compensation policy then in effect. Akari expects remuneration packages for non-Executive Directors to include an annual retainer paid in cash for their service (depending on their additional membership and chairman responsibilities) and an annual grant of stock options. Non-Executive Directors do not participate in the bonus plan to which Executive Officers are eligible, nor do they typically receive any other performance-related payment.

Director’s Service Contracts

Akari’s board of directors is divided into three classes for purposes of election (Class A Directors, who serve a one year term before being subject to re-election at Akari’s annual general meeting; Class B Directors, who serve a two year term before being subject to re-election at the annual general meeting; and Class C Directors who serve a three year term before being subject to re-election at the annual general meeting, provided also that in any two year period, a majority of the board must stand for re-election).

It is the Company’s policy that executive Directors should have contracts with an indefinite term. Directors’ notice periods are set by the compensation committee, having regard to the need to attract and retain talent, ensure an orderly succession and enable the company to manage its personnel while avoiding excessive costs. Service contracts are available for inspection at Akari’s registered office.

Policy on Payments for Loss of Office

Akari’s approach to payments to Executive Directors in the event of termination is to take account of the individual circumstances including the reason for termination, individual performance, contractual obligations and the terms of any option award.

Generally, Akari employment arrangements for Executive Directors include a notice provision and continuing payment obligations as per the individual Executive Director service contracts following termination by Akari of an Executive Director without cause or termination by the Executive Director for good reason or change of control. Payment obligations, if any, include base salary, benefits, and all or some portion of target annual cash remuneration. Akari may offer payment in lieu of notice if it is considered to be in the best interests of Akari.

Treatment of unvested outstanding equity awards will be determined according to the specific nature of termination, individual contracts, and plan rules.

The Compensation Committee reserves the right to make payments it considers reasonable under a compromise or settlement agreement, including payment or reimbursement of reasonable legal and professional fees, and any payment or compensation (in whatever form) in respect of statutory rights under employment law in the US, UK or other jurisdictions. Payment or reimbursement (in whatever forms) of reasonable outplacement fees may also be provided.

Other Relevant Information Considered

As appropriate, the Compensation Committee considers the pay and conditions of the broader employee workforce, as well as the Consumer Price Index and Retail Price Index, when making compensation related decisions for the directors. The Compensation Committee does not consult employees, other than Executive Directors, when drafting the Policy.

The Compensation Committee also considers shareholder feedback, so far as it relates to compensation, when reviewing the appropriateness of the Policy. In addition, the Compensation Committee considers potential conflicts of interest and directors do not have sole discretion over their own remuneration.

This report was approved by the Board on 2 June 2026 and signed on its behalf.

Abizer Gaslightwala

Director, President and Chief Executive Officer

A-16

AKARI THERAPEUTICS, PLC

PROXY FORM

For use at the Annual General Meeting

to be held at 75/76 Wimpole Street, London W1G 9RT at 2.30pm local time on June 30, 2026.

I/We____________________________________________________________________________________________

(Name in full block capitals please)

of______________________________________________________________________________________________

being (a) member(s) of Akari Therapeutics, Plc (“Akari” or the “Company”) hereby appoint the Chairman of the meeting or

________________________________________________________________________________________________

as my/our proxy to attend, speak and vote for me/us and on my/our behalf as identified by an “X” in the appropriate box below at the annual general meeting of the Company to be held at the above time and at any adjournment of the meeting. This form of proxy relates to the resolutions referred to below.

I/We instruct my/our proxy to vote as follows:

No.	Resolutions	For	Against	Abstain (see note 2)
Ordinary Resolutions
1.	To receive the report of the Board of Directors and the accounts for the year ended December 31, 2025, together with the report of the statutory auditor and the strategic report.
2.	To approve, on an advisory-basis, the Board of Directors’ Remuneration Report (excluding the Board of Directors’ Remuneration Policy), as set out in the Company’s annual report and accounts for the financial year ended December 31, 2025.
3.	To approve, on an advisory-basis, the Board of Directors’ Remuneration Policy, as set out in the Company’s annual report and accounts for the financial year ended December 31, 2025.
4.	To re-elect Hoyoung Huh as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Company’s articles of association (the “Articles”).
5.	To re-elect Robert Bazemore as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.
6.	To re-elect James Neal as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.
7.	To re-elect Sandip I. Patel as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.
8.	To re-elect Samir R. Patel as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.
9.	To re-elect Abizer Gaslightwala as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.
10.	To ratify the appointment of BDO USA, P.C. as independent registered public accounting firm of Akari for the year ending December 31, 2026.
11.	To re-appoint HaysMac LLP as statutory auditors of Akari to hold office until the conclusion of the next annual general meeting at which accounts are laid before Akari shareholders.
12.	To authorize the audit committee of the Board of Directors of Akari to fix the statutory auditors’ remuneration.

No.	Resolutions	For	Against	Abstain (see note 2)
13.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in the Proxy Statement.
14.	To authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of ordinary shares, pursuant to the Company’s ELOC Purchase Agreement.
15.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of (i) Series H Warrants, Series I Warrants and Series J Warrants to purchase up to an aggregate of 4,411,764 American Depositary Shares (“ADSs”) pursuant to a securities purchase agreement dated June 1, 2026 and the issuance of the ADSs and ordinary shares underlying such warrants, and (ii) an aggregate of 117,647 placement agent ADSs pursuant to a placement agent agreement dated June 1, 2026.
16.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(b), the potential issuance of shares in a private placement offering, which would result in a “change of control” of the Company.
17.	That, in accordance with section 551 of the U.K. Companies Act 2006, our directors or any duly authorized committee of the directors be generally and unconditionally authorized to allot shares in Akari and to grant rights to subscribe for or to convert any security into shares in Akari up to an aggregate nominal amount of $10,000 for a period expiring (unless otherwise renewed, varied or revoked by Akari at a general meeting) on June 30, 2031, save that Akari may, before such expiry, make offers or agreements which would or might require such shares to be allotted or such rights to be granted after such expiry and the directors may allot such shares or grant such rights in pursuance of such offers or agreements notwithstanding that the authority conferred by this resolution has expired; and this resolution revokes and replaces all unexercised authorities previously granted to the directors to allot shares or grant rights to subscribe for or convert any security into shares, but without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made pursuant to such authorities.

Special Resolutions
18.	That, conditional on resolution 18 above (the “General Allotment Proposal”) being duly passed, in accordance with section 570 of the U.K. Companies Act 2006, the directors of Akari (or any duly authorized committee of the directors of Akari) be generally empowered to allot equity securities (as defined in section 560 of the U.K. Companies Act 2006) for cash pursuant to the authorization conferred on them by the General Allotment Proposal as if section 561 of the U.K. Companies Act 2006 and any pre-emption provisions in the Articles (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by Akari prior to or on that date) five years after the date on which this resolution is passed save that Akari may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired (the “Pre-emption Rights Proposal”).

Dated _________________ 2026.

Signature(s): ____________________________________

Name(s): ________________________________________

Notes:

1.	Please indicate with an “X” in the appropriate box how you wish the proxy to vote. In the absence of any indication, the proxy will exercise his/her discretion as to whether and how he/she votes; if the Chairman of the meeting is appointed, he will exercise this discretion to vote FOR each resolution. The proxy may also vote or abstain from voting as he/she thinks fit on any other business which may properly come before the meeting.

2.	If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution. It should be noted that an abstention is not a vote in law.

3.	This form of proxy should be signed and dated by the member or his attorney duly authorized in writing. If the appointer is a corporation this proxy should be under seal or under the hand of an officer or attorney duly authorized. Any alteration made to the form of proxy should be initialed.

4.	To be valid, this form of proxy, together with a duly signed and dated power of attorney or any other authority (if any) under which it is executed (or a notarially certified copy of such power of attorney or other authority) must be signed and dated and lodged at the Company’s registrars at the address below (or by email at the email address below), so as to be received by 2.30 pm local time on June 26, 2026 (or, if the meeting is adjourned, not less than 48 hours before the time of the adjourned meeting) (excluding weekends and bank holidays).

5.	A proxy need not be a member of the Company. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else, please delete the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint in the space provided. The Chairman of the meeting will act as your proxy, whether or not such deletion is made, if no other name is inserted. A member may appoint more than one proxy in relation to the meeting provided that each proxy is appointed to exercise rights attached to different shares.

6.	In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

7.	Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, as amended, the Company specifies that entitlement to attend and vote at the meeting, and the number of votes which may be cast at the meeting, will be determined by reference to the Company’s register of members at 6.30 p.m. (London time) on June 26, 2026 or, if the meeting is adjourned, at 6.30 p.m. (London time) two working days before the time of the adjourned meeting. In each case, changes to the register of members after such time will be disregarded.

8.	Completion and return of a form of proxy will not preclude a member from attending the meeting and voting in person.

9.	The Company has retained Equiniti Limited to hold and maintain its register of members. Equiniti Limited will take delivery of completed proxy forms posted to it in accordance with the details above. Persons who own ordinary shares through a brokerage firm, bank or other financial institution, including persons who own ordinary shares in the form of American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) through the Depositary, Deutsche Bank AG, London Branch, as custodian of Deutsche Bank Trust Company Americas (“Beneficial Owners”), must return a voting instruction form to have their shares or the shares underlying their ADSs, as the case may be, voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from Beneficial Owners may vote at their discretion. ADS holders are not entitled to vote directly at the meeting, but a Deposit Agreement, as amended, exists between the Depositary and the holders of ADRs pursuant to which registered holders of ADRs as of May 22, 2026 are entitled to instruct the Depositary as to the exercise of voting rights pertaining to the Ordinary Shares so represented. The Depositary has agreed that it will endeavour, insofar as practicable, to vote (in person or by delivery to the Company of a proxy) the ordinary shares held for its custodian, Deutsche Bank AG, London Branch, in accordance with the instructions of the ADR holders. Instructions from ADR holders must be sent to the Depositary so that the instructions are received by no later than June 18, 2026, at 1.00 p.m. New York time.

Address for lodgment of hard-copy forms of proxy: Equiniti Limited, at Highdown House, Yeoman Way, Worthing, BN99 6DA, United Kingdom. Alternatively a completed, signed and dated copy of this form of proxy (and any accompanying evidence of authority) may be scanned and emailed to proxyvotes@equiniti.com.

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

AKARI THERAPEUTICS, PLC

June 30, 2026

2:30 pm GMT (9:30 am Eastern Time)

This proxy is being solicited on behalf of the Board of Directors

ADD YOUR EMAIL ADDRESS ONLINE

Add your email address to your online account at Equiniti for 24/7 access to your account and enroll in eConsent to receive future materials electronically. Update your account today at: equiniti.com/us/ast-access (see reverse side for instructions) or provide us with your email address in the section entitled **Electronic Shareholder Communications** at the bottom right side of this card to receive future materials electronically when available.

Please vote, sign, date and mail your proxy card in the envelope provided so that your vote is received on or before June 18, 2026, at 1:00 pm Eastern Time.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE RESOLUTIONS TO BE CONSIDERED AT THE GENERAL MEETING. PLEASE VOTE ONLINE OR BY TELEPHONE USING BLUE OR BLACK INK AS SHOWN HERE ☒ AND RETURN IN THE ENVELOPE. VOTES MUST BE RECEIVED BY 1:00 PM EASTERN TIME ON June 18, 2026

Ordinary Resolutions

To change the address on your account or to add the email, please check the box at right. ☐

Please indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Electronic Shareholder Communications Please join the growing number of shareholders who receive emails instead of hard copy shareholder communications. Register online at equiniti.com/us/ast-access or supply your email address here.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AKARI THERAPEUTICS, PLC

Proxy for the Annual General Meeting of Shareholders on June 30, 2026 2:30 pm GMT (9:30 am Eastern Time)

ADD YOUR EMAIL ADDRESS ONLINE

Add your email address to your online account to enroll in eConsent and receive future materials electronically.

For **first time users** setting up an account:

- Visit equiniti.com/us/ast-access.
- Under **Individuals** click on LOGIN. A new screen will appear.
- Under **Shareholder Central** click **First Time Registration**.
- Follow the instructions provided to set up your account which will include providing your e-mail address.
- Once your account has been set up click on your username at the top right of the screen. From the drop down select **My profile** which opens another window.
- In the box labeled Document Delivery select the option **Enroll in e-Delivery of Documents**.
- Finally, click the Submit button. Any future proxy materials will be sent to the primary email address on the account, should they be available.

For **existing users** updating your account:

- Visit equiniti.com/us/ast-access.
- Under **Individuals** click on LOGIN. A new screen will appear.
- Under **Shareholder Central** click LOGIN. Enter your username and password.
- Click on your username at the top right of the screen. From the drop down select **My profile** which opens another window.
- In the box labeled Document Delivery select the option **Enroll in e-Delivery of Documents**.
- Finally, click the Submit button. Any future proxy materials will be sent to the primary email address on the account, should they be available.

Alternatively, you can provide your email address in the section on the reverse entitled **Electronic Shareholder Communications**.

1.1 14475

GENERAL MEETING OF SHAREHOLDERS OF

AKARI THERAPEUTICS, PLC

June 30 2026, at 2:30 pm GMT (9:30 am Eastern Time)

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **+1-201-299-4446** worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 1:00 pm Eastern Time on June 18, 2026.

ADD YOUR EMAIL ADDRESS ONLINE - Add your email address to your online account and enroll in eConsent to receive future materials electronically. Update your account at: equiniti.com/us/ast-access (see reverse side for instructions) or provide us with your email address in the section **Electronic Shareholder Communications** at the bottom right side of this card to receive future materials electronically when available.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE RESOLUTIONS TO BE CONSIDERED AT THE GENERAL MEETING. PLEASE VOTE ONLINE OR BY TELEPHONE USING BLUE OR BLACK INK AS SHOWN HERE ☒ AND RETURN IN THE ENVELOPE. VOTES MUST BE RECEIVED BY 1:00 PM EASTERN TIME ON June 18, 2026

Ordinary Resolutions

Special Resolution

	Resolution	FOR	AGAINST	ABSTAIN
18.	To approve the Pre-emption Rights Proposal.	☐	☐	☐

To change the address on your account or to add the email, please check the box at right. ☐

Please indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Electronic Shareholder Communications Please join the growing number of shareholders who receive emails instead of hard copy shareholder communications. Register online at equiniti.com/us/ast-access or supply your email address here.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.